Exhibit 10.1

REVERE HIGH YIELD FUND, LP

WITH

RANOR, INC.

TERM LOAN AND SECURITY AGREEMENT

Dated as of December 22, 2014

THIS TERM LOAN AND SECURITY AGREEMENT (this “Agreement”) dated as of December 22, 2014 between REVERE HIGH YIELD FUND, LP, a  Delaware  limited partnership having an office and place of business located at 105 Rowayton Avenue, Suite 100, Rowayton, CT 06853 (the “Lender”) and RANOR, INC., a Delaware corporation having an address of 1 Bella Vista Drive, Westminster, MA 01473 (the “Borrower”).

W I T N E S S E T H:

WHEREAS, at the request of the Borrower, Lender is making a term loan to Borrower on the date hereof, in the maximum principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) (the “Note A Loan”) and a term loan to Borrower on the date hereof, in the maximum principal amount of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00) (the “Note B Loan”) to provide funds for the repayment of a loan held by Santander Bank, N.A. which Loan shall mature on the Maturity Date. Borrower acknowledges receipt of all of proceeds of the Note A Loan and the Note B Loan and that no amount repaid in respect of the Note A Loan and/or the Note B Loan may be reborrowed; and

WHEREAS, Lender is willing to provide Borrower with such credit facility pursuant to the terms, conditions and limitations set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing the parties hereto agree to the following:

I.	DEFINITIONS

SECTION 1.01. Definitions. As used herein, the terms defined in the preamble shall have the same meaning when used in this Agreement and the following words and terms shall have the following meanings:

“Account” means an account (as that term is defined in the Code).

“Account Debtor” means any Person who is obligated under, with respect to, or on account of, an Account, chattel paper, or a General Intangible.

“Additional Documents” shall have the meaning set forth in Section 7.04 hereof.

“Affiliate” shall mean as to any Person, any other Person (i) which directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such Person; or (ii) which, directly or indirectly, beneficially owns or holds ten percent (10%) or more of any class of stock or any other ownership interest in such Person; or (iii) ten percent (10%) or more of the direct or indirect ownership of which is beneficially owned or held by such Person; or (iv) which is a member of the family (as defined in Section 267(c)(4) of the Code) of such Person or which is a trust or estate the beneficial owners of which are members of the family (as defined in Section 267(c)(4) of the Code) of such Person; or (v) which directly or indirectly  is  a  general  partner,  controlling  shareholder,  managing  member,  officer,  director, trustee or employee of such Person.

“Assignment of Leases and Rents” shall mean that certain Assignment of Leases and Rents, dated as of the date hereof, from Borrower in favor of Lender which shall be recorded on or about the date hereof in the Worcester District Registry of Deeds with respect to the  Property

“Bankruptcy Code” means title 11 of the United States Code, as in effect from time to  time.

“Bankruptcy Proceeding” has the meaning set forth in Section 3.05 hereof.
“Books” means all of Borrower’s now owned or hereafter acquired books and records (including (i) all of their Records indicating, summarizing, or evidencing their assets (including the Borrower Collateral) or liabilities, (ii) all of Borrower’s Records relating to their business operations or financial condition, and (iii) all of their goods or General Intangibles related to such information).

“Borrower Collateral” means collectively all of the Borrower Note A Collateral and all of the Borrower Note B Collateral, or any portion thereof, as applicable.

“Borrower Note A Collateral” means all of Borrower’s now owned or hereafter acquired right, title, and interest in the Property and each of the following of Borrower:

(a)	all of its Equipment, and

(b)	the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing.

“Borrower Note B Collateral” means all of Borrower’s now owned or hereafter acquired right, title, and interest in each of the following of Borrower:

(a)	all of its Accounts,
(b)	all of its Inventory,
(c)	all of its Equipment, and
(d)	the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing.

“Borrower’s Counsel” shall mean William A. Scari, Jr., Pepper Hamilton, LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312-1183 or such other counsel as shall be mutually acceptable to the Lender and the Borrower.

“Business Day” shall mean any day not a Saturday, Sunday or legal holiday, on which the Lender is open for business.

“Capital Lease” means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

“Capitalized Lease Obligation” means that portion of the obligations under a Capital Lease that is required to be capitalized in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued by any State of the United States or any political subdivision of any such State or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any State thereof having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) demand Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any State thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) Investments in money market funds substantially all of whose assets are invested in one or more of the types of assets described in clauses (a) through (e) above.

“Charges” shall have the meaning set forth in Section 5.11 hereof. "Closing Date" shall mean December 2014.

“Code” means the Massachusetts Uniform Commercial Code, as in effect from time to time; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to Lender’s Lien on any Borrower Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than Commonwealth of Massachusetts, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

“Collateral” means all of the property, rights and interests of the Borrower that are or are intended to be subject to the security interests and security title created by the Loan Documents.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in any Borrower Collateral, in each case, in form and substance satisfactory to Lender.

“Collections” means all cash, checks, notes, instruments, and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds, and tax refunds).

“Control” shall mean with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management  and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Controlled by,” “Controlling” and “under common Control with” shall have the respective correlative meaning thereto.

“Default Rate” shall mean the lesser of twenty-four percent (24%) per annum, or (ii) the highest rate of interest permitted under the laws of the Commonwealth of Massachusetts.

“Deposit Account” means any deposit account (as that term is defined in the Code).

“Environmental Indemnity” shall mean that certain Environmental Indemnity Agreement dated as of the date hereof, in favor of Lender, from Borrower and each Guarantor.

“Equipment” means equipment (as that term is defined in the Code) and includes machinery, chattels, machine tools, dies, jigs, molds, parts, small tools, perishable tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), computer hardware, tools, parts, and goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing and all parts and equipment which may be attached to or which are necessary to the operation and use of any or all of the foregoing..

“Event of Default” has the meaning set forth in Section 8.01 hereof.

“Executive Officer” means with respect to a Person (other than an individual), the Executive Chairman, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or the Secretary of such Person, or any other officer having substantially the same authority and responsibility.

“GAAP” shall mean generally accepted accounting principles.

“General Intangibles” means general intangibles (as that term is defined in the Code), including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trade secrets, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, insurance premium rebates, tax refunds, and tax refund claims, and any other personal property other than Accounts, commercial tort claims, Deposit Accounts, goods, Investment Property, and Negotiable Collateral.

“Governmental Authority” shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, State, county, district, municipal, city or otherwise) now or hereafter in existence.

“Guarantor” shall mean Techprecision Corporation, a Delaware corporation. “Guaranty” shall mean the guaranty of payment referred to in Section 4.04 executed and delivered by each Guarantor.

“Hedge Agreement” means any and all agreements or documents now existing or hereafter entered into by Borrower that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

“Impositions” shall mean all taxes, installments of assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Property or any interest therein or the Term Loan.

“Indebtedness” means (a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations as a lessee under Capital Leases, (d) all obligations or liabilities of others secured by a Lien on any asset of a Person or its Subsidiaries, irrespective of whether such obligation or liability is assumed, (e) all obligations to pay the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business  and repayable in accordance with customary trade practices), (f) all obligations owing under Hedge Agreements, and (g) any obligation guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse) any obligation of any other Person that constitutes Indebtedness under any of clauses (a) through (f) above.

“Interest Rate” shall mean a rate equal to twelve percent (12%) per annum computed on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each year contains three hundred sixty (360) days.

“Inventory” means inventory (as that term is defined in the Code).

“Investment” means, with respect to any Person, any investment by such Person in any other Person (including Affiliates) in the form of loans, guaranties, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), purchases or other acquisitions of Indebtedness, Stock, or all or substantially all of the assets of such other Person (or of any division  or  business  line  of  such  other  Person),  and  any  other  items  that  are  or  would  be classified as investments on a balance sheet prepared in accordance with GAAP.

“Investment Property” means investment property (as that term is defined in the Code).

“Leases” shall mean any and all leases and subleases, now or hereafter approved by the Lender in its sole discretion, relating to the use or occupancy of the Collateral and in effect between the Borrower, as lessor or sublessor, and the tenants or subtenants named therein, as the same may be amended or modified with the Lender’s prior approval.

“Legal Requirements” shall mean statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities affecting the Borrower, any member or general partner of Borrower, any Loan Document, all or part of the Borrower Collateral, all or part of the Property or the construction, ownership, use, alteration or operation thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to Borrower, at any time in force affecting all or part of the Property.

“Lender’s Counsel” shall mean Mayo Crowe LLC, CityPlace II, 185 Asylum Street, Hartford, CT 06103.

“Lender Expenses”  means all (a)  costs or  expenses (including taxes,  and insurance premiums) required to be paid by Borrower under any of the Loan Documents that are paid, advanced, or incurred by Lender, (b) fees or charges paid or incurred by Lender in connection with Lender’s transactions with Borrower, including, fees or charges for photocopying, notarization, couriers and messengers, telecommunication, public record searches (including tax lien, litigation, and UCC searches and including searches with the patent and trademark office, the copyright office, or the department of motor vehicles), filing, recording, or publication, (c) fees and charges paid or incurred by Lender in connection with appraisals and collateral valuations (including initial and subsequent periodic collateral appraisals or valuations or business valuations to the extent of the fees and charges therefor (and up to the amount of any limitation contained in this Agreement)), real estate surveys, real estate title policies and endorsements, and environmental audits, (d) costs and expenses incurred by Lender in the disbursement of funds to Borrower (by wire transfer or otherwise), (e) charges paid or incurred by Lender resulting from the dishonor of checks, (f) costs and expenses paid or incurred by Lender to correct any default or enforce any provision of the Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Borrower Collateral, or any portion thereof, irrespective of whether a sale is consummated, (g) audit fees and expenses of Lender related to audit examinations of the Books to the extent of the fees and charges (and up to the amount of any limitation) contained in this Agreement, (h) costs and expenses of third-party claims or any other suit paid or incurred by Lender in enforcing or defending the Loan Documents or in connection with the transactions contemplated by the Loan Documents or Lender’s relationship with Borrower or any Guarantor (excluding any costs and expenses related to such claims or suits that are attributable to Lender’s gross  negligence  or  willful  misconduct),  (i)  Lender’s  third-party  out-of-pocket  costs  and expenses (including attorneys’ fees) incurred in advising, structuring, drafting, reviewing, administering, or amending the Loan Documents, and (j) Lender’s costs and expenses (including attorneys, accountants, consultants, and  other advisors’ fees and expenses) incurred  in terminating, enforcing (including attorneys, accountants, consultants, and other advisors’ fees and expenses incurred in connection with a “workout,” a “restructuring,” or a Bankruptcy Proceeding concerning Borrower or any Guarantor or in exercising rights or remedies under the Loan Documents), or defending the Loan Documents, irrespective of whether suit is brought, or in taking any remedial action concerning the Borrower Collateral.

“Lender’s Liens” means the Liens granted by Borrower to Lender under this Agreement or the other Loan Documents.

“Lien” means any interest in an asset securing an obligation owed to, or a claim by, any Person other than the owner of the asset, irrespective of whether (a) such interest is based on the common law, statute, or contract, (b) such interest is recorded or perfected, and (c) such interest is contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances. Without limiting the generality of the foregoing, the term “Lien” includes the lien or security interest arising from a mortgage, deed of trust, deed to secure debt, encumbrance, pledge, hypothecation, assignment, deposit arrangement, security agreement, conditional sale or trust receipt, or from a lease, consignment, or bailment for security purposes and also includes reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions and encumbrances affecting Real Property.

“Loan Documents” shall mean, collectively, this Agreement, the Note, the Guaranty, the Mortgage, the Assignment of Leases and Rents,  the  Environmental Indemnity and all other documents, certificates and instruments executed in connection therewith.

“Loan Policy” shall have the meaning set forth in Section 4.06 hereof.

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) taken as a whole, (b) the ability of the Borrower to perform its obligations under this Agreement or the other Loan Documents, or (c) the validity or enforceability of the rights or remedies of the Lender hereunder or under the other Loan Documents.

“Maturity Date” shall have the meaning set forth in Section 2.03 hereof.

“Massachusetts Property” means that certain real property more particularly described in the  Mortgage and commonly known as 48 Farm Town Road, Westminster, Massachusetts.

“Minimum Guaranteed Interest” shall mean an amount equal to the greater of (i) six (6) months interest at the Interest Rate on the amount outstanding on the Loan, or (ii) interest due on any amount Advanced under this agreement at the Interest Rate.

“Mortgage” shall mean that certain Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated of the date hereof, in favor of Lender, by Borrower which mortgage shall be recorded on or about the date hereof in the Worcester District Registry of Deeds with respect to the Property.

“Negotiable Collateral” means letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper).

“Net Income” means for any period net income of Borrower for such period determined in accordance with GAAP.

“Note” shall mean collectively Note A and Note B.

“Note  A”  shall  mean  that  certain  term  note  in  the  original  principal  amount  of $1,500,000.00 dated as of the date hereof from Borrower in favor of Lender.

“Note  B”  shall  mean  that  certain  term  note  in  the  original  principal  amount  of $750,000.00 dated as of the date hereof from Borrower in favor of Lender.

“Note A Exit Fee” means $45,000.00.

“Note B Exit Fee” means $22,500.00.

“Obligations” means (a) all loans including, without limitation, the Loan, debts, principal, interest, premiums, liabilities, obligations (including indemnification obligations), fees, charges, costs, Lender Expenses (including any fees or expenses that, but for the commencement of an Insolvency Proceeding, would have accrued), lease payments, guaranties, covenants, and duties of any kind and description owing by Borrower to Lender pursuant to or evidenced by the Loan Documents and irrespective of whether for the payment of money, whether  direct  or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all interest not paid when due and all Lender Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise. Any reference in this Agreement or in the Loan Documents to the Obligations shall include all extensions, modifications, renewals, supplements, restatements or alterations thereof.

“Payment Date” shall have the meaning set forth in Section 2.02 hereof.

“Permitted Indebtedness” means the Indebtedness described in  Section 6.01 hereof.

“Permitted Dispositions” means (a) sales or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of this Agreement or the other Loan Documents, and (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business.

“Permitted Liens” means (a) Liens held by Lender, (b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests, (c) Liens set forth on Schedule P, (d) the interests of lessors under operating leases, (e) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (f) Liens on amounts deposited in connection with obtaining worker’s  compensation  or  other  unemployment insurance, (g) Liens on amounts deposited in connection with the making or entering into of bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (h) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (i) Liens resulting from any judgment or award that is not an Event of Default hereunder, and (j) rights of setoff or bankers’ liens upon deposits of cash in favor of banks of banks or other depository institutions; and (k) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof as reasonably determined by  Lender, including those matters described in Schedule B of that certain Lender’s title insurance policy from Fidelity National Title Insurance  Company provided to Lender  in connection with the recording of the Mortgage.

“Permitted Protest” shall mean the right of Borrower to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower, as applicable, in good faith, and (c) Lender is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Lender’s Liens.

“Person” shall mean any natural person, limited liability company, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

“Property” shall mean the Massachusetts Property and all improvements thereon. “Purchase  Money  Indebtedness”  means  Indebtedness  (other  than  the  Obligations), incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Record” shall mean information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

“Restricted Payments” means (a) any dividend or other distribution, in cash or other property, direct or indirect, on account of any class of membership interests or other ownership interests in Borrower, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests or other ownership interests in Borrower, now or hereafter outstanding, (c) any payment made to retire, or obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of membership interests or other ownership interests in Borrower, now or hereafter outstanding, (d) any payment or prepayment of principal, or redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, any Indebtedness owing to a member or general partner in Borrower or Guarantor or an Affiliate of a member or general partner in Borrower, or (e) any payment to a member or a general partner in Borrower or Guarantor or an Affiliate of Borrower or Guarantor or any member or general partner in Borrower or Guarantor not expressly authorized herein.

“Securities Account” means a securities account (as that term is defined in the Code). “Solvent”  shall  mean,  with  respect  to  any Person  on  a  particular  date,  that,  at  fair valuations, the sum of such Person’s assets is greater than all of such Person’s debts.

“Stock” shall mean all shares, options, warrants, membership interests, units of membership interests, partnership interests, other interests, participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting,  including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

“Subsidiary”  of  a  Person  shall  mean  a  corporation,  partnership,  limited  liability company, or other entity in which that Person directly or indirectly owns or controls the shares of Stock having ordinary voting power to elect a majority of the board of directors (or appoint other comparable managers) of such corporation, partnership, limited liability company, or other entity.

“Supporting Obligation” means a letter-of-credit right or secondary  obligation that supports the payment or performance of an Account, chattel paper, document, General Intangible, instrument, or Investment Property.

"Term Loan" shall mean the term loan pursuant to Section 2.01 hereof. “Title Company” shall mean Fidelity National Title Insurance Company. “Utica” shall mean Utica Leaseco., LLC, a Florida limited liability company.

“Utica Loan” shall mean a commercial loan by Utica to Borrower in the  original principal amount of $4,150,000.00.

“Utica Senior Debt Documents” shall mean a certain Loan and Security Agreement and other loan documents executed by Borrower to and for the benefit of Utica with respect to the Utica Loan.

II.	THE TERM LOAN

SECTION 2.01. Term Loan. The Lender agrees, upon the terms and subject to the conditions hereof, to make to Borrower the Note A Loan and the Note B Loan, each of which shall have a twelve (12) month term. The Note A Loan and the Note B Loan shall be collectively referred to herein as the “Term Loan” or the “Loan”. The Term Loan shall be fully advanced to Borrower on the date hereof.

SECTION 2.02. The Note. The Term Loan shall be evidenced by Note A and Note B, in the forms attached hereto as Exhibit A-1 and Exhibit A-2, respectively, appropriately completed, payable to the order of the Lender, duly executed and delivered on behalf of the Borrower, and dated as of the Closing Date. The Note shall be with interest accruing at the Interest Rate and payable on the first day of each month (a “Payment Date”), commencing on February 1, 2015 until and including the Maturity Date with a final payment of the principal balance plus accrued and unpaid interest due and payable on the Maturity Date. Note A shall be secured by the Mortgage on the Property and a perfected security interest in Borrower’s Equipment, subject only to the Permitted Liens. Note B shall be secured by a perfected first priority UCC-1 security interest in Borrower’s Accounts and Inventory and by  a  perfected security interest in Borrower’s Equipment, subject only to the Permitted Liens.

SECTION 2.03. Maturity Date. The maturity date of the Term Loan is December 31, 2015 (the “Maturity Date”). If the Borrower requests an extension in writing at least sixty 60 days but no more than 90 days prior to the Maturity Date then if the following conditions are determined by the Lender in its reasonable discretion to have been satisfied, then Lender  will  extend  the Maturity Date as it relates to Note A and/or Note B for one (1) period of six (6) months (the “Extension”): (a) such request is accompanied by an explanation of the need for the extension and documentation supporting such explanation, (b) the Borrower has submitted the balance sheet and income and expense statement for the fiscal quarter most recently ended with respect to Borrower and the Property in such detail as Lender may reasonably require if they have not been previously delivered to the Lender; (c) Borrower is not in default under any Loan Document; (d) there has not been a material adverse change in the financial condition of the Borrower or any Guarantor; (e) the Borrower, each Guarantor, and the Lender have executed an acknowledgement of the extension which includes a reaffirmation by the Guarantor of its obligations;  (f) the Borrower has paid the Lender an extension fee in the amount of $15,000.00 in the event that the Maturity Date as it relates to Note A is extended and $7,500.00 in the event that the Maturity Date as it relates to Note B is extended; (g) the Borrower has provided the Lender with such additional documentation as the Lender may reasonably request including, without limitation, evidence of the priority of the lien of the Deed of Trust; (h) the Borrower has represented to the Lender in writing the accuracy of all submissions supporting the extension request, that Borrower is not in default under any Loan Document, that the representations made by the Borrower and any Guarantor in the Loan Documents are true on the date of the extension and that there have been no material adverse changes to the financial condition of the Borrower or any Guarantor; (i) the Borrower has complied with such other conditions for the granting of the extension as may be reasonably required by the Lender which conditions may include payment of accrued interest and a portion of the principal balance of the Loan; and (j) such other conditions as may be reasonably required by the Lender.

SECTION 2.04. Interest and Principal Payments on the Term Loan. On each Payment Date, commencing on February 1, 2015 until and including the Maturity Date, Borrower shall pay interest in arrears on the principal balance of the Loan from time to time outstanding at a per annum rate equal to the Interest Rate of 12% per annum. The principal balance plus accrued and unpaid interest shall be due and payable on the Maturity Date. In addition to such monthly payments of interest and principal, on the earlier to occur of (i) prepayment of the Loan in accordance with Section 2.05 below or otherwise, and (ii) the Maturity Date, Borrower shall pay to Lender the Minimum Guaranteed Interest.

SECTION 2.05. Prepayment of the Term Loan. Borrower may prepay the Term Loan in whole but not in part, at any time, but only after advance written notice to Lender of at least forty-five (45) days provided that no Default or Event of Default shall have occurred and be continuing. If the Loan is prepaid anytime during the term of the Loan, Borrower shall pay to Lender the Minimum Guaranteed Interest. Lender’s acceptance of any prepayment under this Section 2.05 shall not waive any of Lender’s rights and remedies under the Loan Documents arising pursuant to an Event of Default.

SECTION 2.06. Late Charge. If any sum payable under the Note or hereunder is not paid within five (5) days after the date on which it is due, the Borrower shall pay, upon demand, an amount equal to ten percent (10%) of such unpaid sum as a late payment charge.

SECTION 2.07. Funds; Manner of Payment. Each payment of principal and interest on the Note shall be made in immediately available federal funds without set-off or counterclaim to the Lender. Whenever any payment to be made hereunder or under the Note shall be Stated to be due, or whenever any Payment Date would otherwise occur on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest.

SECTION 2.08.  Default Rate. In addition to the late payment charge set forth at Section 2.6 hereof, if any monthly installments of the Note, or the entire principal balance of the Note, as the case may be, is not paid within five (5) days following the applicable due date, the Borrower shall thereafter pay interest on the principal balance at a rate per annum equal to the Default Rate.

SECTION 2.09. Use of the Term Loan Proceeds. The proceeds of the Term Loan shall be used by the Borrower for the repayment of a loan in the amount of $1,447,261.11 plus breakage fees on the related interest rate swap of approximately $220,000 from Santander Bank, N.A.and the residual proceeds of the Term Loan shall be used for general corporate purposes.

SECTION 2.10. Exit Fee.

(a)           On the earlier of (i) the Maturity Date of Note A and (ii) such earlier time that the Note A is paid in full or accelerated, Borrower shall pay to Lender an amount equal to the Note A Exit Fee.

(b)           On the earlier of (i) the Maturity Date of Note B and (ii) such earlier time that the Note B is paid in full or accelerated, Borrower shall pay to Lender an amount equal to the Note B Exit Fee.

III.	REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender, that:

SECTION 3.01. Organization. Each of Borrower and Guarantor has been  duly organized, is validly existing and in good standing under the laws of the State of its formation, with requisite power and authority, and all rights, licenses, permits and authorizations, governmental or otherwise, necessary to own its properties and to transact the business in which it is now engaged. Each of Borrower and Guarantor is duly qualified to do business and is in good standing in each jurisdiction where it is required to be so qualified in connection with its properties, business and operations.

SECTION 3.02.  Authorization; No Contravention.

(a)      The execution, delivery and performance of this Agreement and the other Loan Documents by the Borrower and the borrowings by such Borrower hereunder (a) have been duly authorized, (b) will not violate (i) any provision of law or any governmental rule or regulation applicable to such Borrower or, (ii) any order of any court or other agency of government binding on Borrower or any indenture, agreement or other instrument to which Borrower is a party, or by which Borrower or any of its properties are bound, and (c) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets other than as contemplated by the Loan Documents. Each person executing the Loan Documents on behalf of Borrower has full authority to execute and deliver the same.

(b)        The execution, delivery and performance of the Guaranty and the other Loan Documents by Guarantor, as applicable (i) have been duly authorized, (ii) will not violate (1) any provision of law or any governmental rule or regulation applicable to such Guarantor or, (2) any order of any court or other agency of government binding on such the Guarantor or  any indenture, agreement or other instrument to which such each Guarantor is a party, or by which such Guarantor or any of its properties are bound, and (iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its properties or assets other than as contemplated by the Loan Documents. Each person executing the Loan Document on behalf of the Borrower and each Guarantor has full authority to execute and deliver the same.

SECTION 3.03. Litigation. (a) There are no actions, suits or proceedings pending or, to the knowledge of the Borrower and each Guarantor, threatened in writing against or affecting the Borrower or Guarantor, at law or in equity or before or by any Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which are undisclosed and involve any of the transactions contemplated herein or which, if adversely determined against the Borrower or Guarantor would have a  Material  Adverse Effect; and (b) neither the Borrower nor Guarantor is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or Federal, State, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a Material Adverse Effect.

SECTION 3.04. Agreements. Neither the Borrower nor any Guarantor is a party to any agreement or instrument or subject to any judgment, order, writ, injunction, decree or regulation materially and adversely affecting its business, properties or assets, operations or condition (financial or otherwise). Neither the Borrower nor any Guarantor is in default in any manner which would have a Material Adverse Effect or materially and adversely affect the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any other agreement or instrument to which it is a party.

SECTION 3.05. No Bankruptcy Filing. Neither the Borrower nor any Guarantors or any shareholder, members or general partner of the Borrower, are contemplating either the filing of a petition by it under any State or federal bankruptcy or insolvency law or the liquidation of all or a major portion of its property (a “Bankruptcy Proceeding”), and the Borrower and any Guarantor have no knowledge of any Person contemplating the filing of any such petition against either the Borrower, the Guarantors, any member or partner of Borrower. In addition, neither the Borrower, any Guarantor, any shareholder, member or partner of Borrower, nor any principal nor Affiliate of the Borrower have been a party to, or the subject of a Bankruptcy Proceeding for the past ten years.

SECTION 3.06. Intentionally omitted.

SECTION 3.07. Fraudulent Transfer. Each of the Borrower, any Guarantor, and each of its respective Subsidiaries is Solvent. No transfer of property is being made by the Borrower, any Guarantor or each of its respective Subsidiaries and no obligation is being incurred by the Borrower, the Guarantor or each of its respective Subsidiaries in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of the Borrower; no transfer of property is being made by Guarantor and no obligation is being incurred by any Guarantor in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Guarantor.

SECTION 3.08. No Plan Assets. As of the date hereof and throughout the term of the Term Loan (i) neither the Borrower nor any Guarantor is or will be an “employee benefit plan,” as defined in Section 3(3) of ERISA, (ii) none of the assets of the Borrower or any Guarantor will constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101, (iii) neither the Borrower nor any Guarantor is or will be a “governmental plan” within the meaning of Section 3(32) of ERISA, and (iv) transactions by or with the Borrower or the Guarantor are not and will not be subject to State statutes regulating investment of, and fiduciary obligations with respect to, governmental plans. As of the date hereof, neither the Borrower nor any Guarantor nor any member of a “controlled group of corporations” (within the meaning of Section 414 of the Code) maintains, sponsors or contributes to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a “multiemployer pension plan” (within the meaning of Section 3(37)(A) of ERISA).

SECTION 3.09. Federal Reserve Regulations; Investment Company Act. No part of the proceeds of the Term Loan will be used for the purpose of purchasing or acquiring any “margin stock” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or for any other purpose that would be inconsistent with such Regulation U or any other regulation of such Board of Governors, or for any purpose prohibited by Legal Requirements or any Loan Document. Borrower is not (i) an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; or (ii) subject to any other federal or State law or regulation which purports to restrict or regulate its ability to borrow money.

SECTION 3.10. Proceeds of the Term Loan. The proceeds of the Term Loan shall be applied by the Borrower for the purposes described in Section 2.09.

SECTION 3.11. Purchase Options. Neither the Property nor any part thereof is subject to any purchase options or other similar rights in favor of third parties.

SECTION 3.12. Hazardous Substances Except as set forth in that certain Phase I Environmental Site Assessment Report prepared by GZA dated November 3, 2010 and that certain Phase 1 Environmental Site Assessment prepared by Triumvirate Environmental, Inc. dated June 18, 2014 (collectively, the “Environmental Report”), (i) the Property is not  in violation of any Legal Requirement pertaining to or imposing liability or standards of conduct concerning environmental regulation, contamination or clean-up, including the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Substances Transportation Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act, the Occupational Safety and Health Act, any State super-lien and environmental clean-up statutes (including with respect to Toxic Mold), any local law requiring related permits and licenses and all amendments to and regulations in respect of the foregoing laws (collectively, “Environmental Laws”); (ii) the Property is not subject to any private or governmental Lien or judicial or administrative notice or action or inquiry, investigation or claim relating to hazardous, toxic and/or dangerous substances, toxic mold or fungus of a type that may pose a risk to human health or the environment or would negatively impact the value of the Property (“Toxic Mold”) or any other substances or materials which are included under or regulated by Environmental Laws (collectively, “Hazardous Substances”); (iii) no Hazardous Substances are or have been (including to the best of Borrower’s knowledge, the period prior to Borrower’s acquisition of the Property), discharged, generated, treated, disposed of or stored on, incorporated in, or removed or transported from the Property other than in compliance with all Environmental Laws; (iv) to the best of Borrower’s knowledge, no Hazardous Substances are present in, on or under any nearby real property which could migrate to or otherwise affect the Property; (v) no Toxic Mold is on or about the Property which requires remediation; (vi) no underground storage tanks exist on the Property and the Property has never been used as a landfill; and (vii) there have been no environmental investigations, studies, audits, reviews or other analyses conducted by or on behalf of Borrower or any Guarantor and within Borrower’s or any Guarantor’s possession which have not been provided to Lender.

SECTION 3.13. Governmental Approval. No registration with or consent or approval of, or other action by, any Federal, State or other governmental authority or regulatory body is required in connection with the execution, delivery and performance of the Loan Documents or the borrowings hereunder, except any such registrations, consents or approvals obtain on or prior to the date hereof or necessary to perfect Lender’s security interest granted under any of the Loan Documents.

SECTION 3.14. Indebtedness.   No Indebtedness of Borrower or Guarantor shall remain outstanding after the Closing Date, except as set forth on Schedule 6.01 attached hereto.

SECTION 3.15. Full Disclosure. All written information heretofore furnished by the Borrower and any Guarantor to the Lender for purposes of or in connection with this Agreement is, and all such information hereafter to be furnished by the Borrower and any Guarantor to the Lender will, to the best of Borrower’s and Guarantor’s knowledge, be true and accurate in all material respects on the date as of which such information is Stated or certified. The Borrower and each Guarantor have disclosed to the Lender in writing any and all facts which, in the reasonable judgment of the Borrower and Guarantor, has or would be reasonably likely to cause a Material Adverse Effect.

SECTION 3.16. Borrower Collateral. Except for the Permitted Liens, Borrower has, or will have, when acquired by it, good and marketable title to the Borrower Collateral free from any adverse liens, security interests or encumbrances, and no financing statements covering all or any part of the Borrower Collateral are on file in the office of the Secretary of the State of the State of Delaware.

SECTION 3.17. Binding Effect. This Agreement and each other Loan Document to which the Borrower is a party constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

SECTION 3.18.  Equipment/Inventory.  The list of Equipment attached hereto as Exhibit B is hereby certified as a true and correct as of the date hereof. The book value of the Equipment and the Inventory listed on the balance sheet as of March 31, 2014 is accurate and complete as of such date in all material respects, is current and saleable in the ordinary course of Borrower’s business and has not been subject to any material change since the date thereof other than for ordinary and customary changes consistent with Borrower’s ordinary business.

IV.	CONDITIONS OF THE TERM LOAN

The willingness of the Lender to make the Term Loan hereunder is subject to  the following conditions precedent:

SECTION 4.01. Representations and Warranties; No Default. As of the Closing Date, the representations and warranties set forth in Article III hereof shall be true and correct in all material respects.

SECTION 4.02. Organizational Documents. As applicable, on or prior to the Closing Date, the Lender shall have received a certified copy of the filing receipt, articles of incorporation and bylaws of the Borrower and each Guarantor, together with evidence of the consent of the board of directors of the Borrower and each Guarantor to execute this Agreement and the other Loan Documents

SECTION 4.03. Opinion of Counsel. On or prior to the Closing Date, the Lender shall have received a legal opinion of Borrower’s Counsel reasonably acceptable to Lender and Lender’s Counsel.

SECTION 4.04. Guaranty of Payment. On or prior to the Closing Date, the Lender shall have received from each Guarantor a guaranty of payment substantially in the form of Exhibit C, attached hereto.

SECTION 4.05. Mortgage On or prior to the Closing Date, the Lender shall have received the Mortgage in the form attached hereto as Exhibit D with respect to the Property.

SECTION 4.06. Security Interest in the Borrower Collateral. On or prior to the Closing Date, the Lender shall have received a perfected first priority security interest under the Uniform Commercial Code in the Borrower Collateral (subject to Permitted Liens).

SECTION 4.07. Origination Fee. On or prior to the Closing Date, the Lender shall have received the amount of three (3%) of the Loan (Sixty-Seven Thousand Five Hundred and 00/100 Dollars ($67,500.00)) from the Borrower, which amount shall represent an origination fee due to Lender with respect to the Loan.

SECTION 4.08.                           Utica Agreements.  On or prior to the Closing Date, the Lender shall have received the Intercreditor and Subordination Agreement and the Mortgagee’s Disclaimer and Consent, each in the form attached hereto as Exhibit E.

V.	AFFIRMATIVE COVENANTS

The Borrower covenants and agrees with the Lender that, so long as this Agreement shall remain in effect or any of the principal of or interest on the Note shall remain unpaid, it will comply with the following:

SECTION 5.01  Insurance.  Borrower shall maintain, at all times:

(a)           Insurance on its properties against loss by fire and all available extended coverage risks in such amounts and with such insurers as may be reasonably satisfactory to Lender, which insurance shall by the terms of the policy provide that (x) in the event of loss or damage, if any, the proceeds thereof shall be payable to Lender, as the holder of a security interest, mortgage or other lien or interest in the personal or real property of Borrower insured under the policy as Lender’s interest may appear; (y) the insurance, as to the interest of Lender, shall not be invalidated by any act or neglect of Borrower, its directors, officers, agents or employees, by any foreclosures,  or  other  proceeding,  or notice of sale relating to said property or any of it; by any change in the title or ownership of the property, or any of it; or by the occupation of the premises where the property, or any of it, is located for purposes more hazardous than are permitted by the policy; and (z) if the policy is cancelled, for whatever reason, the insurance shall continue in full force and effect for the benefit of Lender for not less than thirty (30) days after written notice of cancellation to Lender from the insurer which notice the insurer shall agree to give to Lender. Borrower shall cause the insurer to supply the Lender certificates, or other evidence of the insurance reasonably satisfactory to Lender, indicating compliance with the foregoing, including evidence of continuation thereof not later than thirty (30) days prior to the expiration of any policy of insurance. Lender shall have the right to apply the proceeds of any such insurance in reduction of the Obligations, whether or not then due and payable, in such manner as Lender in its sole discretion may determine or to pay over, at such times and in such amounts, such proceeds or part thereof, as Lender in its sole discretion may determine, to Borrower for the purpose of replacing the Borrower Collateral affected by any loss relating thereto. Notwithstanding the above, the Lender shall allow Borrower to use the insurance proceeds for the restoration or replacement of the Borrower Collateral provided that (i) the proceeds total less than $50,000.00 for any single event of loss, or (ii) Lender shall reasonably determine that (a) the restoration or replacement of the Borrower Collateral can be completed prior to the Maturity Date, (b) that the insurance proceeds will be sufficient to complete the restoration or, if the amount of the insurance proceeds will be insufficient to restore or replace the Borrower Collateral, Borrower deposits with Lender an amount equal to the difference between Lender’s estimated costs of such restoration or replacement and the amount of the insurance proceeds, and (c) the Borrower Collateral will be restored or replaced such that the fair market value (as reasonably determined by Lender) of the Borrower Collateral shall be at least equal to the pre-casualty value. Such insurance maintained by Borrower shall include, without limitation, insurance coverage on Borrower Collateral in the possession of Lender or its agent or contractor. Borrower and any other obligor by becoming bound by the Obligations, hereby indemnifies Lender against any loss  or damage to Borrower Collateral not insured by Borrower and for any deficiency in any effective insurance coverage required to be maintained by Borrower pursuant to this section, which indemnification obligation shall constitute part of the Obligations; and

(b)           General public liability insurance against claims for personal injury, death or property damage in such amounts as are reasonably satisfactory to Lender and, in the case of Borrower, Worker’s Compensation insurance in statutory  amounts  with companies licensed to do business in the states in which the Borrower operates.

(c)           In the event the Borrower shall fail to maintain insurance coverage satisfactory to the Lender, the Lender may obtain such insurance at the  Borrower’s expense and such expense shall be added to the unpaid principal balance of the Term Loan. The Borrower shall also furnish to the Lender, promptly following the Borrower’s receipt thereof (i) copies of all insurance policies, including title insurance, affecting the Property and (ii) the original or copy of all recorded documents affecting the Property.

SECTION 5.02. Preservation of Borrower Collateral. Borrower shall  maintain  and preserve the Borrower Collateral in good repair, working order and condition, reasonable wear and tear excepted, and make all needed and commercially reasonable repairs, renewals, replacements, additions or improvements thereto and immediately notify Lender of any event causing loss or depreciation in the value of the Borrower Collateral and the amount of such loss or depreciation to the extent any such loss or depreciation could reasonably be expected to cause a Material Adverse Effect;

SECTION 5.03. Defense of Borrower Collateral. Borrower shall use commercially reasonable efforts to defend the Borrower Collateral against all claims and  demands  of  all persons at any time claiming the same or any interest therein and, in the event Lender’s security interest in the Borrower Collateral, or any part thereof, would be impaired by  an  adverse decision, allow Lender to contest or defend any such claim or demand in Borrower’s name and pay, upon demand, Lender’s reasonable costs, charges and expenses, including, but not limited to, attorneys’ fees, incurred by Lender in connection therewith.

SECTION 5.04. Books and Records. The Borrower shall maintain adequate books, accounts and records in accordance with good accounting standards and practice. The Lender shall have the right, upon reasonable prior written notice, to examine such books and records (provided that such right shall not be exercised by Lender more than twice each calendar year absent the occurrence of a Material Adverse Effect or an Event of Default.

SECTION 5.05. Cash Covenant. Borrower shall on the dates set forth in Schedule 5.05 hereto, have cash on hand not less than the amounts set forth in such Schedule 5.05.

SECTION 5.06. Financial Statements, Reports. As applicable, the Borrower shall furnish or cause to be furnished to Lender the following: (i) on or before July 30th of each year for the fiscal year most recently ended, the annual financial statements with respect to Borrower and Guarantor and the Property showing Borrower’s and Guarantor’s balance sheet and income and expense statement and the annual rent roll, other income, and the detailed operating expenses of the Property, prepared by Guarantor’s chief financial officer or its designee in accordance with generally accepted accounting principles consistently applied; (ii) within forty-five (45) days after the end of each fiscal quarter of Borrower, the balance sheet and income and expense statement for the fiscal quarter most recently ended with respect to Borrower and Guarantor and the Property in such detail as Lender may reasonably require; (iii) for 2013 and all subsequent years, as soon as available and not later than thirty (30) days after the due date thereof, copies of all federal and State returns of: (1) Borrower if Borrower files its own tax returns or (2) the entity in whose tax returns Borrower is included for tax reporting purposes,  in  either  case together with all supporting schedules; (iv) for 2014 and all subsequent years, as  soon  as available and not later than 30 days after the due date thereof, copies of all federal and State tax returns filed by Guarantor, together with all supporting schedules; (v) such other information as to Borrower, the Guarantor and the Property as Lender may reasonably require from time to time, all in such form and detail as Lender may require; and (vi) such financial and other information with respect to tenants and prospective tenants of any part of the Property as Lender may reasonably require from time to time as available to Borrower and Guarantor. Borrower shall be deemed to have satisfied the financial delivery requirements of subsections (i) and (ii) herein above if Guarantor’s annual report on Form 10-K or quarterly reports on Form 10-Q, as applicable, prepared in accordance with the rules of the Securities and Exchange Commission, have been posted to EDGAR within the foregoing time frames, and Borrower has notified Lender that such report is available through EDGAR.

SECTION 5.07. Taxes. Cause all assessments and taxes, whether real, personal, or otherwise, due or payable by, or imposed, levied, or assessed against Borrower or Guarantor or any of their assets to be paid in full, before delinquency or before the expiration of  any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Subject to Permitted Protests, Borrower will  make timely payment or deposit of all  tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., State disability, and local, State, and federal income taxes, and will, upon request, furnish Lender with proof satisfactory to Lender indicating that Borrower has made such payments or deposits.

SECTION 5.08. Location of Borrower Collateral. Keep the Borrower Collateral only at the Property, the locations identified on Schedule 5.08(a), or at the Lender, and maintain the chief executive offices of Borrower only at the locations identified on Schedule 5.08(b); provided, however, that Borrower may amend Schedule 5.08(a) and Schedule 5.08(b) so long as such amendment occurs by written notice to Lender not less than 30 days prior to the date on which such Borrower Collateral is moved to such new location or such chief executive office is relocated, so long as such new location is within the continental United States, and so long as, at the time of such written notification, Borrower provides to Lender a Collateral Access Agreement with respect thereto.

SECTION 5.09. Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.10. Leases. Pay when due all rents and other amounts payable under any leases to which Borrower or Guarantor is a party or by which Borrower’s  or Guarantor’s properties and assets are bound, unless such payments are the subject of a Permitted Protest.

SECTION 5.11. Tax and Insurance Deposits. To the extent required by the Mortgage, Borrower shall make or shall cause Guarantor to make deposits to pay the Impositions and insurance premiums, and such amounts shall be held and applied by Lender, in accordance with the terms of the Mortgage.

SECTION 5.12.  Intentionally Omitted.

SECTION 5.13. Laborers, Subcontractors and Materialmen. The Borrower will furnish to the Lender, upon request of the Lender at any time, and from time to time, affidavits listing all laborers, subcontractors, materialmen, and any other Persons who might or could claim statutory or common law liens and are furnishing or have furnished labor or material to the Property or any part thereof on behalf of Borrower or Guarantor, together with affidavits, or other evidence satisfactory to the Lender, showing that such parties have been paid all amounts then due for labor and materials furnished to the Property. Following payment in full to each applicable party, the Borrower will also use reasonable efforts to furnish to the Lender, at any time and from time to time upon demand by the Lender, lien waivers bearing a then current date and prepared on a form satisfactory to the Lender from the contractors, subcontractors or materialmen as the Lender may reasonably require.

SECTION 5.14. Further Assurances. The Borrower will cooperate with, and will do such further acts and execute such further instruments and documents as the Lender shall reasonably request, to preserve and protect the Collateral and to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

SECTION 5.15.  Loss of Priority. If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Borrower Collateral covered hereby or thereby, except as a result of a disposition of the applicable Borrower Collateral in a transaction permitted under this Agreement, then Borrower shall promptly repay all of the Obligations in full.

VI.	NEGATIVE COVENANTS

Borrower covenants and agrees that, so long as any credit hereunder shall be available and until termination of this Agreement and payment in full of the Obligations, Borrower will not and will not permit Guarantor to do any of the following without the prior written consent of Lender:

SECTION 6.01. Indebtedness. Create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except:

(a)           Indebtedness evidenced by this Agreement and the other Loan Documents, and

(b)           Indebtedness  existing  on  the  Closing  Date  as  set  forth  on  Schedule  6.01(b) (including any extensions or renewals thereof).

(c)   Endorsement of instruments or other payment items for deposit.

SECTION 6.02. Loss of Priority Subject to the Permitted Liens, fail or cease to create a valid and perfected Lien (subject to Permitted Liens) on or security interest in the Borrower Collateral covered hereby or thereby, except as a result of a disposition of the applicable Borrower Collateral in a transaction permitted under this Agreement.

SECTION 6.03. Liens.  Create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

SECTION 6.04.  Restrictions on Fundamental Changes.

(a)         Enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its Stock.

(b)         Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

(c)         Convey, pledge, hypothecate, sell, lease, license, assign, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of the Borrower Collateral, other than Permitted Dispositions.

SECTION 6.05. Disposal of Assets. Other than Permitted Dispositions, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of Borrower Collateral.

SECTION 6.06. Change Name. Change Borrower’s or Guarantor’s name, federal employer identification number, organizational identification number, State of organization or organizational identity; provided, however,  that Borrower and/or Guarantor may change its name upon at least thirty (30) days’ prior written notice to Lender of such change and so long as, at the time of such written notification, Borrower and/or Guarantor provides any financing statements necessary to perfect and continue perfected the Lender’s Liens.

SECTION 6.07. Nature of Business. Make any change in the principal nature of its or their business.

SECTION 6.08. Prepayments and Amendments. Except in connection  with  the Permitted Payments provided in Section 6.10, optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower, other than the Obligations in accordance with this Agreement.

SECTION 6.09. Change of Control. Cause, permit, or suffer, directly or indirectly, any change of Control of Borrower.

SECTION 6.10. Restricted Payments. Make any Restricted  Payment;  provided, however, that, so long as no default or Event of Default shall have occurred and be continuing or would occur as a result thereof and Lender shall have received the financial statements required by Section 5.06, then Borrower may pay quarterly dividends to Guarantor in an amount not to exceed $750,000 provided Guarantor uses such dividends solely to fund Guarantor’s  operating budget.

SECTION 6.11. Accounting Methods. Modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP) or enter into, modify, or terminate any agreement currently existing, or at any time hereafter entered into with any third party accounting firm or service bureau for the preparation or storage of Borrower’s or Guarantor’s accounting records  without said accounting firm or service bureau agreeing to provide Lender information regarding Borrower’s or Guarantor’s financial condition.

SECTION 6.12.  Investments.  Directly or indirectly, make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment.
SECTION 6.13. Transactions with Affiliates. (a) Sell, lease, assign, transfer, convey, license or otherwise dispose of any of Borrower’s property to any Affiliate or (b) directly or indirectly enter into or permit to exist any other transaction with any Affiliate of Borrower except for transactions that (i) are in the ordinary course of Borrower’s business, (ii) are upon fair and reasonable terms, (iii) are fully disclosed to Lender, and (iv) are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-Affiliate.

SECTION 6.14. Change of Business. Suspend or change a substantial portion of its or their business.

SECTION 6.15. Use of Proceeds. Use the proceeds of the Term Loan for any purpose other than on the Closing Date, to pay transactional fees, costs and expenses incurred in connection with this Agreement and, the other Loan Documents for the purposes set forth in Section 2.09, and the transactions contemplated hereby and thereby.

SECTION 6.16. Borrower Collateral with Bailees. Store any Borrower Collateral at any time now or hereafter with a bailee, warehouseman, or similar party, other than a custodian for the benefit of Lender.

SECTION 6.17. Borrower’s Actions with Guarantor; Correction Statements. Neither Borrower nor Guarantor shall file a correction statement relating to the Borrower Collateral or to any financing statement or fixture filing filed by Lender without Lender’s prior written consent. Borrower and the Borrower Subsidiaries acknowledge and agree that any pledge, mortgage or any security interest, lien or other encumbrance in any of the Borrower Collateral in favor of any person, other than Lender or as otherwise permitted under this Agreement, without Lender’s express permission, will  violate the rights of Lender and Lender may note this fact on any financings statement, fixture filing or other record filed by Lender.

VII.	CREATION OF SECURITY INTEREST.

SECTION 7.01. Grant of Security Interest. Subject to the Permitted Liens, Borrower hereby grants  to Lender, for the benefit of Lender, a continuing security interest  in all of Borrower’s right, title, and interest in all currently existing and hereafter acquired or arising: (i) Borrower Note A Collateral in order to secure prompt repayment of any and all of the Obligations under Note A; and (ii) Borrower Note B Collateral in order to secure prompt repayment of any and all Obligations under Note B, in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. The Lender’s Liens in and to the Borrower Note A Collateral shall attach to all Borrower Note A Collateral without further act on the part of Lender or Borrower. The Lender’s Lien in and to the Borrower Note B Collateral shall attach to all Borrower Note B Collateral without further act on the part of Lender or Borrower. Except as permitted by this Agreement or any other Loan Document,  neither Borrower nor the Guarantor has authority, express or implied, to dispose of any item or portion of the Borrower Note A Collateral or the Borrower Note B Collateral other than Permitted Dispositions

SECTION 7.02. Negotiable Collateral. In the event that any Borrower Note A Collateral and/or any Borrower Note B Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that Lender determines that perfection or priority of Lender’s security interest is dependent on or enhanced by possession, Borrower, promptly upon the request of Lender, shall endorse and deliver physical possession of such Negotiable Collateral and all agreements and documents related thereto to Lender, provided such Negotiable Collateral is not being held by another secured party as otherwise permitted under this Agreement.

SECTION 7.03. Collection of Accounts, General Intangibles, and Negotiable Collateral. At any time after the occurrence and during the continuation of an Event of Default, Lender or Lender’s designee may (a) notify Account Debtors of Borrower that Borrower’s Accounts, chattel paper, or General Intangibles have been assigned to Lender or that Lender has a security interest therein, (b) cause a servicer to take possession of, and collect, Borrower’s Accounts, or (c) collect Borrower’s Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the balance of the Term Loan. At any time after the occurrence and during the continuation of an Event of Default, Borrower agrees that it will hold in trust for Lender, as Lender’s trustee, any of its Collections that it receives and immediately will deliver such Collections to Lender in their original form as received by Borrower.

SECTION 7.04. Filing of Financing Statements; Commercial Tort Claims; Delivery of Additional Documentation Required. Borrower authorizes Lender to file any financing statement necessary or desirable to effectuate the transactions contemplated by the Loan Documents, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of Borrower where permitted by applicable law. Borrower hereby ratifies the filing of any financing statement filed without the signature of Borrower prior to the date hereof. At any time upon the request of Lender, Borrower shall execute or deliver to Lender any and all fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (collectively, the “Additional Documents”) that Lender may request in its reasonable discretion, in form and substance satisfactory to Lender, to create, perfect, and continue perfected or to better perfect the Lender’s Liens in the Borrower Collateral (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Lender in any Borrower Collateral acquired after the Closing Date, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, Borrower authorizes Lender to file such executed Additional Documents in any appropriate filing office.

SECTION 7.05. Power of Attorney.  Borrower hereby irrevocably makes, constitutes, and appoints Lender (and any of Lender’s officers, employees, or agents designated by Lender) as Borrower’s true and lawful attorney, with power to (a) if Borrower refuses to, or fails timely to execute and deliver any of the documents described in Section 7.04, sign the name of Borrower on any of the documents described in Section 7.04, (b) at any time that an Event of Default has occurred and is continuing, sign Borrower’s name on any invoice or bill of lading relating to the  Borrower  Collateral,  drafts against Account Debtors,  or  notices to Account Debtors, (c) at any time that a Material Adverse Effect or an Event of Default has occurred and is continuing, send requests (or make telephone inquiry) for verification of Borrower’s Accounts, (d) at any time that an Event of Default has occurred and is continuing, endorse Borrower’s name on any of its payment items (including all of its Collections) that may come into Lender’s possession, (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under Borrower’s policies of insurance and make all determinations and decisions with respect to such policies of insurance, and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting Borrower’s Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms that Lender determines to be reasonable, in Lender’s discretion, and Lender may cause to be executed and delivered any documents and releases that Lender determines to be necessary. The appointment of Lender as Borrower’s attorney, and each and every one of its rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully and finally repaid and performed and Lender’s obligations to extend credit hereunder are terminated.

SECTION 7.06. Right to Inspect and Verify. Lender (through any of its officers, employees, or agents) shall have the right, from time to time hereafter (i) to inspect the Books and make copies or abstracts thereof, during normal business hours, (ii) upon reasonable prior written notice to Borrower not more than once each calendar year absent the occurrence of a Material Adverse Effect or an Event of Default, (iii) at any time that a Material Adverse Effect or an Event of Default has occurred and is continuing, to communicate directly with any and all Account Debtors to verify the existence and terms thereof, (iv) at any time that a Material Adverse Effect or Event of Default has occurred and is continuing, to check, test, and appraise the Borrower Collateral, or any portion thereof, in order to verify Borrower’s financial condition or the amount, quality, value, condition of, or any other matter relating to, the Borrower Collateral; and (v) at any time that a Material Adverse Effect or an Event of Default has occurred and is continuing, Borrower shall permit any designated representative of Lender to visit and inspect any of the properties of the Borrower to inspect and to discuss its finances and properties and Borrower Collateral, upon reasonable notice and at such reasonable times during normal business hours and as often as may be reasonably requested.

VIII.	EVENTS OF DEFAULT.

SECTION  8.01. Events of Default. Any one or more of the following events shall constitute an event of default (each, an “Event of Default”) under this Agreement:

(a)           If Borrower fails to pay when due and payable, or when declared due and payable, all or any portion of the Obligations (whether of principal, interest (including any interest which, but for the provisions of the Bankruptcy Code, would have accrued on such amounts), fees and charges due Lender, reimbursement of Lender Expenses, or other amounts constituting Obligations);

(b)           If Borrower fails to (a) perform, keep, or observe any covenant or other provision contained in Sections 5.04, 5.06, 5.07, 5.08 or 5.09 hereof and such failure continues for fifteen (15) days after written notice from Lender, (b) perform, keep, or observe any covenant or other provision contained in any Section of this Agreement (other than a Section that is expressly dealt with elsewhere in this Section 8.01), or the other Loan Documents, and such failure continues for fifteen (15) days after written notice from Lender, or (c) perform, keep, or observe any covenant or other provision contained in Section 5 (other than a subsection of Section 5 that is expressly dealt with elsewhere in this Section 8.01), or Section 6 of this Agreement or any comparable provision contained in any of the other Loan Documents;

(c)           If any material portion of Borrower’s assets or the Guarantor’s assets is attached, seized, subjected to a writ or distress warrant, levied upon, or comes into the possession of any third Person and such failure continues for fifteen (15) days after written notice from Lender;

(d)           If a Bankruptcy Proceeding is commenced by Borrower or any Guarantor;

(e)           If a Bankruptcy Proceeding is commenced against the Borrower or Guarantor, and any of the following events occur: (a) the Borrower, or any Guarantor consents to the institution of such Bankruptcy Proceeding against it, (b) the petition commencing the Bankruptcy Proceeding is not timely controverted; provided, however, that, during the pendency of such period, Lender shall be relieved of its obligations to extend credit hereunder, (c) the petition commencing the Bankruptcy Proceeding is not dismissed within 45 calendar days of the date of the filing thereof; provided, however, that, during the pendency of such period, Lender shall be relieved of its obligation to extend credit hereunder, (d) an interim trustee is appointed to take possession of all or any substantial portion of the properties or assets of, or to operate all or any substantial portion of the business of the Borrower or any Guarantor, or (e) an order for relief shall have been entered therein;

(f)           If Borrower or any Guarantor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs and such event continues for twenty (20) days after written notice from Lender;

(g)           If a notice of Lien, levy, or assessment is filed of record with respect to any of Borrower’s or any Guarantor’s assets by the United States, or any department, agency, or instrumentality thereof, or by any State, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any of Borrower’s or any Guarantor’s assets and the same is not paid before such payment is delinquent, and such event continues for twenty (20) days after written notice from Lender without being discharged, satisfied, vacated or bonded;

(h)            Judgment or other claim in an amount in excess of $5,000.00 becomes a Lien or encumbrance upon any material portion of Borrower’s or any Guarantor’s assets or any Borrower Collateral, except for judgments and claims disclosed to Lender, in writing, prior to the date hereof, and such event continues for twenty (20) days after written notice from Lender without being discharged, satisfied, vacated or bonded;

(i)           If there is a default with respect to any agreement relative to Borrower’s Indebtedness, the termination of which is reasonably likely to result in a Material Adverse Effect, and such default (a) occurs at the final maturity of the obligations thereunder, or (b) results in a right by the other party thereto, irrespective of whether exercised, to accelerate the maturity of Borrower’s or such Guarantor’s obligations thereunder, to terminate such agreement or to refuse to renew such agreement in accordance with an automatic renewal right therein, and such event described in clause (a) or (b) continues for twenty (20) days after written notice from Lender;

(j)           If Borrower makes any payment on account of Indebtedness, except for payments under the Loan Documents and payments otherwise expressly permitted under this Agreement, and such default is not cured within twenty (20) days after written notice from Lender;

(k)           If any material misstatement or misrepresentation exists as of the date when made or deemed made, in any warranty, representation, statement, or Record made to Lender by Borrower any Guarantor or any officer, employee, agent, or director of Borrower or any Guarantor;

(l)           If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof including with regard to the Permitted Liens, first priority Lien on or security interest in the Borrower Collateral covered hereby or thereby, except as a result of a disposition of the applicable Borrower Collateral in a transaction permitted under this Agreement, and such event continues for fifteen (15) days after written notice from Lender;

(m)           Any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or any Guarantor, or a proceeding shall be commenced by Borrower or any Guarantor, or by any Governmental Authority having jurisdiction over Borrower seeking to establish the invalidity or unenforceability thereof, or Borrower or Guarantor, shall deny that Borrower or any Guarantor has any liability or obligation purported to be created under any Loan Document;

(n)           If any Executive Officer of Borrower shall become unable to perform, or cease to be employed in his current position with Borrower and shall not be replaced within 90 days by an individual with comparable education,  experience  and other  qualifications or  otherwise acceptable to Lender in its sole discretion;

(o)           If Borrower is in default of the Utica Loan including under any of the Utica Senior Debt Documents; or

(q)           If any default or event of default as defined or described in any of the other Loan Documents occurs and is not cured within the applicable cure period, if any.

IX.	LENDER’S RIGHTS AND REMEDIES.

SECTION 9.01. Rights and Remedies. Upon the occurrence, and during the continuation, of an Event of Default, the Lender (at its election but without notice of its election and without demand) may do any one or more of the following, all of which are authorized by the Borrower:

(a)           Declare all or any portion of the Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable without presentment, demand, protest, or notice of any kind, all of which are expressly waived by Borrower;

(b)           Terminate this Agreement and any of the other Loan Documents as to any future liability or obligation of Lender, but without affecting any of the Lender’s Liens in the Borrower Collateral and without affecting the Obligations;

(c)           Without notice to or demand upon Borrower or any Guarantor, make such payments and do such acts as Lender considers necessary or reasonable to protect its security interests in the Borrower Collateral. Borrower agrees to assemble the Borrower Collateral if Lender so requires, and to make the Borrower Collateral available to Lender at a place that Lender may designate which is reasonably convenient to both parties. Borrower authorizes Lender to enter the premises where the Borrower Collateral is located, to take and maintain possession of the Borrower Collateral, or any part of it, and to pay, purchase, contest, or compromise any Lien that in Lender’s reasonable determination, appears to conflict with the priority of Lender’s Liens in and to the Borrower Collateral and to pay all reasonable expenses incurred in connection therewith and to charge to the balance of the Term Loan. With respect to any of Borrower’s owned or leased premises, Borrower hereby grants to Lender a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Lender’s rights or remedies provided herein, at law, in equity, or otherwise;

(d)           Without notice to Borrower (such notice being expressly waived), and without constituting an acceptance of any collateral in full or partial satisfaction of an obligation (within the meaning of the Code), set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Lender, or (ii) Indebtedness at any time owing to or for the credit or the account of Borrower held by Lender;

(e)   Terminate any commitment to lend hereunder; and

(f)              Lender shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document.

The rights and remedies of Lender under this Agreement, the other Loan Documents, and all other agreements shall be cumulative. Lender shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence by it. In the event of an Event of Default which is not cured within any applicable cure period, Borrower  agrees to cooperate with Lender  to assemble and to liquidate the Borrower Collateral.

X.	MISCELLANEOUS

SECTION 10.01. Notices. All notices, requests and other communications provided for hereunder shall  be in writing and shall  be deemed to have been duly given or made when delivered by hand at the address set forth below, or if sent by certified mail, three days after the day on which mailed, or, in the case of an overnight courier service, one business day after delivery to such courier service, addressed as set  forth below, or to such other address the respective parties hereto may hereafter designate in writing:

(a)	if to Lender, at

c/o Revere High Yield Fund, LP 105 Rowayton Avenue, Suite 100
Rowayton, CT 06853 Attention: Clark Briner

with a copy to:

Mayo Crowe LLC CityPlace II
185 Asylum Street
Hartford, Connecticut 06103 Attention: Katherine F. Troy

(b)	if to the Borrower, in the name of Borrower at:

Ranor, Inc.
1 Bella Drive
Westminster, MA 01473

with a copy to:

William A. Scari, Jr.
PepperHamilton LLP
400 Berwyn Park
899 Cassatt /Road
Berwyn, PA 19312-1183

(c)	as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this Section 10.01.

SECTION 10.02. Survival of Agreement; Successors and Assigns. (a) All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as any of the Note is outstanding and unpaid or such longer period if expressly set forth in this Agreement.

(b) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. All covenants, promises and agreements by or on behalf of the Borrower which is contained in this Agreement shall bind and inure to the benefit of the respective successors and assigns of the Lender. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Agreement or any of the other Loan Documents.  The Lender shall not have any obligation to any Person not a party to this Agreement or the other Loan Documents including without limitation, legal fees of Lender’s counsel, UCC insurance costs, UCC Search fees, filing fees and the origination fee set forth in Section 4.09.

SECTION 10.03.  Expenses of the Lender; Indemnification.

(a)     The Borrower will pay all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, development and execution of this Agreement and the other Loan Documents.

(b)      The Borrower agrees to indemnify the Lender and its respective directors, officers, employees and agents against, and to hold the Lender and each such person harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, actually incurred by or asserted against the Lender or any such person arising out of, in any way connected  with, or  as a result of  (i) this Agreement or  the other Loan Documents, (ii) the breach of any representation or warranty or (iii) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Lender or any such person is a party thereto; provided, however, that such indemnity shall not, as to the Lender, apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result solely from the negligence or misconduct of the Lender.

(c)     The provisions of this Section 10.03 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of the Loan, the invalidity or unenforceability of any term or provision of this Agreement or any of the Loan Documents, or any investigation made by or on behalf of the Lender. All amounts due under this Section 10.03 shall be payable on written demand therefor.

SECTION 10.04. Applicable Law. This Agreement, the Note and the other Loan Documents shall be governed and construed by and interpreted in accordance with the laws of the  Commonwealth of Massachusetts, without regard to conflict of law provisions thereof.

SECTION 10.05.  Waiver of Rights by the Lender; Waiver of Jury Trial, etc.

(a)           Neither any failure nor any delay on the part of the Lender in exercising any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege. Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in this Section any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each party hereto (i) certifies that neither any representative, agent or attorney of the Lender has represented, expressly or otherwise, that the Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the Loan Documents, as applicable, by, among other things, the mutual waivers and certifications herein.

(b)           THE BORROWER AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM OR ACTION IN ANY WAY, INVOLVING OR ARISING, DIRECTLY OR INDIRECTLY, OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

SECTION 10.06.  Acknowledgments. The Borrower acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement, the Note and the other Loan Documents;

(b)           the Lender does not have any fiduciary relationship with the Borrower and the relationship between the Lender, on one hand, and the Borrower, on the other hand, is solely that of debtor and creditor; and

(c)           no joint venture exists between the Borrower and the Lender.

SECTION 10.07.  Consent to Jurisdiction. (a)  The Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or Massachusetts State court in any action or proceedings arising out of or relating to any Loan Documents and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such a court or the fact that such court is an inconvenient forum.

(b)      The Borrower irrevocably and unconditionally consents to the service or process in any such action or proceeding in any of the aforesaid courts by the mailing of copies of such process to them by certified or registered mail at its address specified in Subsection 10.01.

SECTION 10.08. Extension of Maturity. Except as otherwise expressly provided herein, whenever a payment to be made hereunder shall fall due and payable on any day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension of time shall be included in computing interest.

SECTION 10.09. Modification of Agreement. No modification, amendment or waiver of any provision of this Agreement or the Note shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower and then such waiver, amendment or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

SECTION 10.10. Participations and Assignments. The  Borrower may not assign or transfer any of its interests under this Agreement, the Note or the Loan Documents without the prior written consent of the Lender.

SECTION 10.11. Reinstatement; Certain Payments. If a claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the obligations under this Agreement, the Lender shall give prompt notice of such claim to the Borrower, and if the Lender repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property, or (ii) any settlement or compromise of any such claim effected by the Lender with any such claimant, entered into after consultation with Borrower, then and in such event the Borrower agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Borrower notwithstanding the cancellation of the Note or other instrument evidencing the obligations under this Agreement or the termination of this Agreement, and the Borrower shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

SECTION 10.12. Right of Setoff. In addition to any rights and remedies of the Lender provided by law, the Lender is hereby authorized, following and during the continuance of an Event of Default, to the fullest extent permitted by law, to set off and apply any monies held by the Lender to or for the credit or the account of the Borrower against any and all of  the obligations of the Borrower now and hereafter existing under this Agreement, the Note or the other Loan Documents held by the Lender, irrespective of whether or not the Lender shall have made any demand under this Agreement, the Note or the other Loan Documents and although such obligations may be in any currency, direct or indirect, absolute or contingent, matured or unmatured. The Lender agrees to promptly notify the Borrower after any such setoff and application made by the Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to other rights and remedies which the Lender may have.

SECTION 10.13. Severability. In case any one or more of the provisions contained in this Agreement or in the Note should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

SECTION 10.14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SECTION 10.15.  Entire Agreement; Cumulative Remedies.

(a)           This Agreement, the Note and the other Loan Documents constitute the entire agreement among the parties hereto and thereto as to the subject matter hereof and thereof and supersede any previous agreement, oral or written, as to such subject matter.

(b)           The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

SECTION 10.16. Headings. Section headings used herein are for convenience  of reference only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

SECTION 10.17. Exhibits and Schedules.  Exhibits A-1, A-2, B, C and D and Schedules P, 5.05, 5.08(a), and 5.08(b) shall constitute an integral part of this Agreement.

SECTION 10.18.  Intentionally Omitted.

SECTION 10.19. Cross Default and Cross Collateral. In furtherance of prior provisions hereof, Borrower, each Guarantor and the mortgagor under the Mortgage, agree and acknowledge that the occurrence of an Event of Default under the terms of this Agreement shall constitute an Event of Default under the Note, the Mortgage, and the other Loan Documents and under the documents evidencing any other loan now existing or hereafter made by Lender to Borrower which is secured by all or any portion of the Borrower Collateral, including without limitation, the Property.  The security interests, liens and other rights and interests in and relative to any of the Borrower Collateral now or hereafter granted to Lender by Borrower by or in any instrument or agreement, including but not limited to this Agreement and the other Loan Documents shall serve as security for any and all liabilities of Borrower to Lender, including but not limited to the liabilities described in this Agreement, the Note, the Mortgage, and the other Loan Documents and, for the repayment thereof, Lender may resort to any security held by it in such order and manner as it may elect

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed by their duly authorized officers, all of the day and year first above written.

LENDER:

REVERE HIGH YIELD FUND, LP,
a Delaware limited partnership

By: Revere GP, LLC, its General Partner

By: /s/ Clark Briner
Name: Clark Briner
Title: Manager

STATE OF CONNECTICUT	)
	)	ss: Westport
COUNTY OF FAIRFIELD	)

On this the 19th day of December, 2014, before me, the undersigned officer, personally appeared Clark Briner who acknowledged himself to be the Manager of Revere GP, LLC, the General Partner of REVERE HIGH YIELD FUND, LP, and that he, in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of such entity, as his and its free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

/s/ Richard L. Morin Sr.
Notary Public
My Commission Expires:

[Signature Page to Term Loan and Security Agreement]

BORROWER:

RANOR, INC.,
a Delaware corporation

		By:	/s/ Alexander Shen
Name: Alexander Shen
Title: President

THE COMMONWEALTH OF MASSACHUSETTS	§
§ss.
COUNTY OF WORCESTER	§

On  this 19th day of December, 2014, personally appeared Alexander Shen, President of RANOR, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as President, and the free act and deed of RANOR, INC., before me.

/s/ Richard L. Morin Sr.
Name: Richard L. Morin Sr.
Notary Public,
My Commission Expires:

[Signature Page to Term Loan and Security Agreement - continued]

EXHIBIT A-1 & A-2

TERM NOTES

Exhibit A-1 to Term Loan and Security Agreement

TERM NOTE

$1,500,000.00	December , 2014

FOR VALUE RECEIVED, the undersigned, RANOR, INC., a Delaware corporation with an address of Bella Drive, Westminster, Massachusetts 01473 (the "Borrower"), DOES HEREBY PROMISE to pay to the order of REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (the "Lender"), at the office of the Lender at 105 Rowayton Avenue, Suite 100, Rowayton, Connecticut 06853, in lawful money of the United States of America, in immediately available funds, the maximum principal amount of ONE MILLION FIVE HUNDRED THOUSAND 00/100 DOLLARS ($1,500,000.00) or so much thereof as may be advanced to Borrower pursuant to this Term Note and the Agreement (as hereinafter  defined)  payable  as follows: (i) payments of interest only on advanced principal on the first day of each month (a “Payment Date”), commencing on February 1, 2015 until and including the Payment Date immediately prior to the Maturity Date; and (ii) a balloon payment of the advanced principal balance plus any accrued and unpaid interest on the Maturity Date of December 31, 2015, provided, however, that Borrower may elect to extend the Maturity Date for a period of six (6) months to June 30, 2016 conditioned upon  Borrower providing to Lender, on or before the date which is sixty (60) days prior to the initial Maturity Date but no more than ninety (90) days prior to the initial Maturity Date: (a) written notice to Lender of its election to so extend, and (b) payment to Lender of an extension fee in the amount of Fifteen Thousand and No/100  Dollars  ($15,000.00). Interest hereunder shall accrue from the date hereof on the unpaid principal amount hereof at a rate equal to twelve percent (12%) per annum on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each  year contains three hundred sixty (360) days, multiplied by the actual number of days elapsed, in like money, at said office, as more specifically set forth in Article II of that certain Term Loan and Security Agreement dated as of the date hereof (the “Agreement”) and, upon a default, at a rate of the lesser of: (A) twenty-four percent (24%) per annum, or (B) the highest rate of interest permitted under the laws of the Commonwealth of Massachusetts.

This Term Note is given to evidence an actual loan (the “Loan”) in the maximum principal amount of $1,500,000.00, and is the Term Note referred to as “Note A” in Section 2.02 of the Agreement, and is subject to prepayment and acceleration of maturity as set forth in the Agreement. This Term Note is secured by, among other things, that certain Mortgage Deed, Assignment of Leases and Rents, Security Agreement  and Fixture Filing from Borrower in favor of Lender, Guaranty of Guarantor and Financing Statement from Borrower in favor of Lender (the “Security Instrument”). All terms defined in the Agreement are used herein with their defined meanings unless otherwise provided.

This Term Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable laws of the United States of America.

Exhibit A-1 to Term Loan and Security Agreement

The Lender shall have the absolute right to sell and/or assign this Term Note and the Security Instrument, in whole or in part, and/or to enter into one or more participation agreements concerning this Term Note and the Security Instrument. If Lender gives written notice of any such sale(s), assignment(s) and/or participation(s) to Borrower, Borrower shall make, or cause to be made, payments to such subsequent holder(s) or participant(s), as the case may be.

If any term of this Term Note, or the applications hereof to any person or set of circumstances, shall to any extent be invalid, illegal, or unenforceable, the remainder of this Term Note, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid, illegal, or unenforceable, shall not be affected thereby, and each term of this Term Note shall be valid and enforceable to the fullest extent consistent with applicable law and this Term Note shall be interpreted and construed as though such invalid, illegal, or unenforceable term or provision (or any portion thereof) were not contained in this Term Note.

Borrower and all other parties liable hereunder, whether as principal, endorser or otherwise, hereby severally waive presentment, demand for payment, protest and notice of dishonor and waive recourse to defenses generally, including extensions  of  time, release of security or other indulgences that may be granted by Lender to Borrower or any other party liable hereon, and also agree to pay all costs of collection, including reasonable attorneys’ fees incurred by Lender in connection with enforcement of any of Lender’s rights hereunder or under any other document in connection with, securing or evidencing this Term Note.

BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS TERM NOTE OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS PROVIDED FOR HEREIN, OR ANY CONDUCT  RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH OBLIGATIONS OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO. BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS WILLINGLY,  KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY BORROWER.

BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF MASSACHUSETTS AND WAIVES PERSONAL SERVICE OF  ANY  AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS AS SET FORTH IN THIS TERM NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. BORROWER WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WILLINGLY, KNOWINGLY AND VOLUNTARILY CONSENTS TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

2

Exhibit A-1 to Term Loan and Security Agreement

BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS TERM NOTE IS A COMMERCIAL  TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVE (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHTS TO NOTICE OR HEARING OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF. BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. BORROWER FURTHER WAIVES ANY REQUIREMENTS THAT HOLDER OBTAIN  A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOAN.

BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY, WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS TERM NOTE, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT  TO  ANY ASSERTED CLAIM.

EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES  OTHER  THAN,  OR  IN  ADDITION  TO,  ACTUAL  DAMAGES.

BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS TERM  NOTE AND MAKE THE LOAN.

3

Exhibit A-1 to Term Loan and Security Agreement

It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force in the Commonwealth of Massachusetts, and  any  interest payable under this Term Note or any other documents evidencing or securing the Loan (the “Loan Documents”) shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state or commonwealth in which the Property is located as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (i) cancelled automatically to the extent that such interest exceeds the maximum legal rate; (ii) if already paid, at the option of the Lender, either be rebated to Borrower or credited on the principal amount of the Term Note; or (iii) if the Term Note has been prepaid in full, then such excess shall be rebated to Borrower.

It is further agreed, without limitation of the foregoing, that all calculations of the rate of interest (whether designed as interest, service charges, points, or otherwise) contracted for, charged, or received under this Term Note, or under any instrument evidencing or securing the loan evidenced hereby, that  are made for the purpose of determining whether such rate exceeds the maximum legal rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Term Note (and any extensions of the term hereof that may be hereafter granted) all such interest at any time contracted for, charged, or received from the Borrower or otherwise by the Lender so that the rate of interest on account of the indebtedness evidenced by this Term Note, as so calculated, is uniform throughout the term hereof. If the Borrower is exempt or hereafter becomes exempt from applicable usury statutes or for any other reason the rate of interest to be charged on this Term Note is not limited by law, none of the provisions  of this paragraph shall be construed so as to limit or reduce the interest or other consideration payable under this Term Note or any other Loan Documents. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

4

Exhibit A-1 to Term Loan and Security Agreement

IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written at, Worcester County, Massachusetts.

BORROWER:

RANOR, INC.,
a Delaware corporation

By:
Name: Alexander Shen
Title: President

THE COMMONWEALTH OF MASSACHUSETTS	§
§ss.
COUNTY OF	§

On this                        day of December, 2014, personally appeared Alexander Shen, President, of RANOR, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as such President, and the free act and deed of RANOR, INC., before me.

Name:
Commissioner of the Superior Court/
Notary Public,
My Commission Expires:

[Signature Page to Term Note A]

Exhibit A-2 to Term Loan and Security Agreement

TERM NOTE

$750,000.00	December , 2014

FOR VALUE RECEIVED, the undersigned, RANOR, INC., a Delaware corporation with an address of Bella Drive, Westminster, Massachusetts 01473 (the "Borrower"), DOES HEREBY PROMISE to pay to the order of REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (the "Lender"), at the office of the Lender at 105 Rowayton Avenue, Suite 100, Rowayton, Connecticut 06853, in lawful money of the United States of America, in immediately available funds, the maximum principal amount of SEVEN HUNDRED FIFTY THOUSAND 00/100 DOLLARS ($750,000.00) or so much thereof as may be advanced to Borrower pursuant to this Term Note and the Agreement (as hereinafter defined) payable as follows: (i) payments of interest only on advanced principal on the first day of each month (a “Payment Date”), commencing on February 1, 2015 until and including the Payment Date immediately prior to the Maturity Date; and (ii) a balloon payment of the advanced principal balance plus any accrued and unpaid interest on the Maturity Date of December 31, 2015, provided, however, that Borrower may elect to extend the Maturity Date for a period of six (6) months to June 30, 2016 conditioned upon Borrower providing to Lender, on or before the date which is sixty (60) days prior to the initial Maturity Date but no more than ninety (90) days prior to the initial Maturity Date: (a) written notice to Lender of its election to so extend, and (b) payment to Lender of an extension fee in the amount of Seven Thousand Five Hundred and No/100 Dollars ($7,500.00). Interest hereunder shall accrue from the date hereof on the unpaid principal amount hereof at a rate equal to twelve percent (12%) per annum on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each year contains  three hundred sixty (360) days, multiplied by the actual number of days elapsed, in like money, at said office, as more specifically set forth in Article II of that certain Term Loan and Security Agreement dated as of the date hereof (the “Agreement”) and, upon a default, at a rate of the lesser of: (A) twenty-four percent (24%) per annum, or (B) the highest rate of interest permitted under the laws of the Commonwealth of Massachusetts.

This Term Note is given to evidence an actual loan (the “Loan”) in the maximum principal amount of $750,000.00, and is the Term Note referred to  as  “Note  B”  in Section 2.02 of the Agreement, and is subject to prepayment and acceleration of maturity as set forth in the Agreement. This Term Note is secured by, among other things, that certain Guaranty of Guarantor and Financing Statement from Borrower in  favor  of Lender (the “Security Instrument”). All terms defined in the Agreement are used herein with their defined meanings unless otherwise provided.

This Term Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable laws of the United States of America.

Exhibit A-2 to Term Loan and Security Agreement

The Lender shall have the absolute right to sell and/or assign this Term Note and the Security Instrument, in whole or in part, and/or to enter into one or more participation agreements concerning this Term Note and the Security Instrument. If Lender gives written notice of any such sale(s), assignment(s) and/or participation(s) to Borrower, Borrower shall make, or cause to be made, payments to such subsequent holder(s) or participant(s), as the case may be.

If any term of this Term Note, or the applications hereof to any person or set of circumstances, shall to any extent be invalid, illegal, or unenforceable, the remainder of this Term Note, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid, illegal, or unenforceable, shall not be affected thereby, and each term of this Term Note shall be valid and enforceable to the fullest extent consistent with applicable law and this Term Note shall be interpreted and construed as though such invalid, illegal, or unenforceable term or provision (or any portion thereof) were not contained in this Term Note.

Borrower and all other parties liable hereunder, whether as principal, endorser or otherwise, hereby severally waive presentment, demand for payment, protest and notice of dishonor and waive recourse to defenses generally, including extensions  of  time, release of security or other indulgences that may be granted by Lender to Borrower or any other party liable hereon, and also agree to pay all costs of collection, including reasonable attorneys’ fees incurred by Lender in connection with enforcement of any of Lender’s rights hereunder or under any other document in connection with, securing or evidencing this Term Note.

BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS TERM NOTE OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS PROVIDED FOR HEREIN, OR ANY CONDUCT  RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH OBLIGATIONS OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO. BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS WILLINGLY,  KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY BORROWER.

BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF MASSACHUSETTS AND WAIVES PERSONAL SERVICE OF  ANY  AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS AS SET FORTH IN THIS TERM NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. BORROWER WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WILLINGLY, KNOWINGLY AND VOLUNTARILY CONSENTS TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS TERM NOTE IS A COMMERCIAL  TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVE (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHTS TO NOTICE OR HEARING OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF. BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. BORROWER FURTHER WAIVES ANY REQUIREMENTS THAT HOLDER OBTAIN  A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOAN.

BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY, WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS TERM NOTE, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT  TO  ANY ASSERTED CLAIM.

2

Exhibit A-2 to Term Loan and Security Agreement

EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT  PAYEE  WOULD  NOT,  IN  THE  EVENT  OF  LITIGATION,  SEEK  TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS TERM  NOTE AND MAKE THE LOAN.

It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force in the Commonwealth of Massachusetts, and  any  interest payable under this Term Note or any other documents evidencing or securing the Loan (the “Loan Documents”) shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state or commonwealth in which the Property is located as now or hereafter construed by the courts having jurisdiction over such matters. In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (i) cancelled automatically to the extent that such interest exceeds the maximum legal rate; (ii) if already paid, at the option of the Lender, either be rebated to Borrower or credited on the principal amount of the Term Note; or (iii) if the Term Note has been prepaid in full, then such excess shall be rebated to Borrower.

It is further agreed, without limitation of the foregoing, that all calculations of the rate of interest (whether designed as interest, service charges, points, or otherwise) contracted for, charged, or received under this Term Note, or under any instrument evidencing or securing the loan evidenced hereby, that  are made for the purpose of determining whether such rate exceeds the maximum legal rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Term Note (and any extensions of the term hereof that may be hereafter granted) all such interest at any time contracted for, charged, or received from the Borrower or otherwise by the Lender so that the rate of interest on account of the indebtedness evidenced by this Term Note, as so calculated, is uniform throughout the term hereof. If the Borrower is exempt or hereafter becomes exempt from applicable usury statutes or for any other reason the rate of interest to be charged on this Term Note is not limited by law, none of the provisions  of this paragraph shall be construed so as to limit or reduce the interest or other consideration payable under this Term Note or any other Loan Documents. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

3

Exhibit A-2 to Term Loan and Security Agreement

IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written at, Worcester County, Massachusetts.

BORROWER:

RANOR, INC.,
a Delaware corporation

By:
Name: Alexander Shen
Title: President

THE COMMONWEALTH OF MASSACHUSETTS	§
§ss.
COUNTY OF	§

On this                  day of December, 2014, personally appeared Alexander Shen, President, of RANOR, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as such President, and the free act and deed of RANOR, INC., before me.

Name:
Commissioner of the Superior Court/
Notary Public,
My Commission Expires:

[Signature Page to Term Note B]

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description
	1	TOS HOSTIVAR TYPE BN102B TOOL & CUTIER GRINDER, S/N: 049304

188	2	RUSH MDL. 250 DRILL SHARPENER, S/N: N A

188	3	6" BALDOR MDL. 2N GRINDER

189	4	ST 14" OPTICAL COMPARATOR

175	5	FARO LASER TRACKER (NEW 2007)

176	6	[HC-5] TOS MDL. WHN13C HORIZONTAL BORING MILL, 5.12" SPINDLE

		DIAMETER, #50 TAPER, SPINDLE TRAVEL 48.8", X-137.85", Y-78.7", W-48.8", B

		ROTARY TABLE SIZE 70.8" X 63", FANUC 11 CONTROL, SIN: 03-14 (1988)
195	7	[HC-6] TOSHIBA SHIBAURA MDL. BF13AQ FLOOR TYPE HORIZONTAL BORING
		MILL, 5. 12" SPINDLE DIAMETER, #50 TAPER NMTB, SPINDLE TRAVEL 35.4",
		SLEEVE TRAVEL 13.8", 178" X 116" TABLE, [5) 76" X 144" FLOOR PLATES,
		FANUC OM CONTROL, S/N: 133791 (1978; RETROFIT 1995)

187	8	[HC-7] KURAKI MDL. KBT13DKA HORIZONTAL BORING MILL, 5.12" SPINDLE
		DIAMETER, #50 TAPER, SPINDLE TRAVEL 27.5", X-118", Y-80.7", Z-51.2", B
		ROTARY TABLE SIZE 70.9" X 63", FANUC 15 CONTROL, 40-POSITION
		AUTOMATIC TOOL CHANGER, SIN: 1601 (1995)

199-200	9	[HC-8] MITSUBISHI MDL. MAFRS150 HORIZONTAL BORING MILL, 5.905"
		SPINDLE DIAMETER, #50 TAPER, SPINDLE TRAVEL 35.4", X-277.7", Y-145.7", Z-
		27.5", TABLE TRAVEL 59", B ROTARY TABLE 118" X 98.4", [3] RIGHT ANGLE
		HEADS, [1] SPINDLE SUPPORT, FANUC 15 CONTROL, (2} 144" X 72-1/2" FLOOR
		PLATES, S/N: H5202 (1980)

174	10	[HC-9] TITAN MDL. AFC130 CNC HORIZONTAL BORING MILL, 5" SPINDLE
		DIAMETER, #50 TAPER, SPINDLE TRAVEL 35.5", X-98", Y-98", W-56.3", B
		ROTARY TABLE SIZE 63" X 71", BUi T-IN ROTARY TABLE, 40-POSITION
		AUTOMATIC TOOL CHANGER, FANUC 16 CONTROL, S/N; 101 (1996)
		[CURRENTLY BEING REPAIRED; APPRAISED AS IF FIXED]

178	11	[VC-1] MAZAK MDL. MEGATURN A16 VERTICAL BORING MILL, 65" DIAMETER
		TABLE, CHIP CONVEYOR, FANUC OT CONTROL, S N: 55443 (1984)

190	12	[VC-2] TITAN MDL. SC-30-43 CNC VERTICAL BORING MILL, 118" DIAMETER
		TABLE, [2) HEADS, [1] LIVE SPINDLE, FANUC 16TT CONTROL (1996)

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description

191-192	13	[VC4] BLANSKO MDL SKJ32-636 CNC VERTICAL BORING MILL, SLIDING
		TABLE, 250" MAX PORT SIZE, LIVE SPINDLE, FANUC OTT CONTROL, 126"
		DIAMETER TABLE, S N: 43063-92 (1989)
		SEE PHOT0 #1

196-197	14	[VC·5] TITAN MDL. SC22-2HG VERTICAL TURRET LATHE, 16-POSITION
		AUTOMATIC TOOL CHANGER, [1) HEAD, LIVE SPINDLE, 78-1/2" DIAMETER
		TABLE, FANUC 16T CONTROL, S/N: CNC-MSF-01 (1993)

239	16	[VC-6] PHOENIX MDL. 144/236 VERTICAL MACHINING CENTER, 144" TABLE, [1]
		HEAD, LIVE SPINDLE, FANUC 161 CONTROL, S/N: M1031 (1999)
		SEE PHOT0 #2

237-238	16	[VC-7] PHOENIX MOL 144/236 VERTICAL MACHINING CENTER, 144" TABLE, [1]
		HEAD, LIVE SPINDLE, 20-POSITION AUTOMATIC TOOL CHANGER, FANUC 16i
		CONTROL, S/N: M1032 (2000)
		SEE PHOTQ #3

212	17	[VMC-1] MATSUURA MOL. MC-1500 V4 VERTICAL MACHINING CENTER, FANUC
		6M CONTROL, S/N: 82052738

	18	YAM MDL 850HG LATHE, XlY DIGITAL READOUT, SIN: 857123

	19	BRIDGEPORT SERIES I 2HP VERTICAL MILLING MACHINE, XIY DIGITAL
		READOUT, POWER FEED TABLE, SIN: 2J130021

	20	OOYA MDL. RE3-2000 RADIAL DRILL, S/N: 7512462

193-194	21	[VC-8] TCI CNC VERTICAL BORING MILL, [2] HEADS, 116" DIAMETER TABLE, [2]
		12-POSITION AUTOMATIC TOOL CHANGERS, CHIP CONVEYOR, S/N: 315 (NEW
		2008)
		SEE PHOT0 #4

184	22	[H-1] TOSHIBA SHIBAURA MDL. BT10BR1 HORIZONTAL BORING MILL, SPINDLE
		DIAMETER 3.94", #50 SPINDLE TAPER NMTB, SPINDLE TRAVEL 28", Y-49", X-
		55", Z-44.5", SONY DIGITAL READOUTS, 44" X 49" ROTARY TABLE, S/N: 6831
		(1979)

177	23	[HC-1) NOMURA MDL. BN130SWRATC HORIZONTAL BORING MILL, SPINDLE
		DIAMETER 5.12", #50 SPINDLE TAPER NMTB'S OR CAT'S, X-95", Y-83", Z-59", W-
		34", FANUC 6M CONTROL, 71" X 79" ROTARY TABLE, 60-POSITION AUTOMATIC
		TOOL CHANGER, S/N: 4000 (1982)

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item

Description
[HC-2] TOSHIBA SHIBAURA MDL BP13BP5 HORIZONTAL BORING MILL, SPINDLE DIAMETER 5.12", #50 TAPER SPINDLE, 27.5" SPINDLE TRAVEL, X-118", Y-99". Z-43", GE FANUC 181-T CONTROL, 118" X 59" TABLE, S/N: 130085 (1984)
SEE PHOTO #S

[HC-3] TOSHIBA SHIBAURA MDL BPN13R4 HORIZONTAL BORING MILL, SPINDLE DIAMETER 5.12", #50 TAPER SPINDLE, SPINDLE TRAVELS IN 4" STEPS, X-78", Y-90", Z-70.8", 78.8" X 63" BUILT-IN ROTARY TABLE, FANUC 6M CONTROL, S/N: 230017 (1982)

[HC-4) TOSHIBA SHIBAURA MDL. BF16A HORIZONTAL BORING MILL, SPINDLE DIAMETER 6.3", #50 TAPER SPINDLE NMTB, X-354", Y-134", Z-34", FANUC 6M CONTROL, 79" X 98" ROTARY TABLE, SHIBAURA BR20/25B CONTROL, 6' IN I OUT TRAVEL, S/N: 51317 (1980)

MDL. QGV-75 75HP AIR COMPRESSOR, WITH QUINCY AIR DRYER, (2] AIR RECEIVING TANKS

RANOR 5 TON FREE STANDING OVERHEAD BRIDGE CRANE, 60' SPAN, 15 TON ROBBINS & MEYERS, APPROXIMATELY  160' RUNWAY

M&M CNC PRECISION ROTARY TABLE, 72" DIAMETER GIDDINGS & LEWIS 72" X 72" ROTARY TABLE
25 TON PHILADELPHIA & ROBBINS & MEYERS 15 TON FREE STANDING OVERHEAD BRIDGE CRANE, 60' SPAN, 160' RUNWAY, WITH PENDANT CONTROLS

DeWALT MDL. ME1 CUTOFF SAW, S N: 536

TURN-PRO MDL. 01712058 7" HORIZONTAL BANDSAW, SIN: 03117009

OKAMOTO MDL. 6-18 6" X 18" SURFACE GRINDER, WITH 6" X 18" PERMANENT MAGNETIC CHUCK, DIGITAL READOUT, S/N: N/A

MICCO TYPE NSGGHH 16'' X 24" SURFACE GRINDER, WITH 16" X 24" MAGNETIC CHUCK & RECTIFIER, SIN: H3506

METOSA MDL. TAURUS 310 CNC LATHE, S N: 40839 RIDGID PIPE THREADER
POWERMATIC MDL 1200 20" FLOOR TYPE DRILL PRESS, SIN : 66-2225

186	24
186	25
234-236	26
179-180	27
181-182	28
183	29
198	30
201-202	31
32
203	33
204	34
35
205	36
206	37
207	38

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description
208	39	BRIDGEPORT SERIES I2HP VERTICAL MILLING MACHINE, 9" X 42" WORKING
		SURFACE OF TABLE, POWER FEED TO TABLE, DIGITAL READOUT, SIN:
		12BR248938

209	40	[2) SHARP VERTICAL MILLING MACHINES, DIGITAL READOUT, POWER FEED
		TO TABLE, 9" X 50" WORKING SURFACE OF TABLE, SIN'S: N A

	41	RODGERS MDL. 5150-13-3 150 TON CAPACITY GARAGE TYPE HYDRAULIC
		ARBOR PRESS, S N: 8150-1163

	42	GIDOlNGS & LEWIS 60" X 60" ROTARY TABLE

210-211	43	VIEW OF ROTARY TABLES, V-BLOCKS, JAW RISERS, ANGLE IRONS, OFFSET
		HEADS, SET-UP BLOCKS

213	44	HYUNDAI MDL WIAL400LMC CNC LATHE, 12-POSITION AUTOMATI C TOOL
		CHANGER, [2) LIVE SPINDLES, FANUC 321 MDL. A CNC CONTROLS, SIN: G3199-
		086 (2012)

214	45	YAM MDL. 850HG 24" / 34" X 36" GEARED HEAD ENGINE LATHE, 3-JAW CHUCK,
		ALORIS TOOL POST, S/N: 857123

215	46	OOYA 18" X 72" RADIAL ARM DRILL, WITH BOX TABLE

218	47	JET PORTABLE HORIZONTAL BANDSAW

217	48	MILLER DELTAWELD 650 DC ARC WELDER, WITH WIRE FEED, PORTABLE

218	49	STOKES MDL. JRS VACUUM PRESS, WITH VARIAN CONTROL, MOUNTED ON
		BERNARD PORTABLE LEAK TESTER

219	50	STOKES PUMP LEAK TESTER, WITH VARIAN 959 TURBO LEAK DETECTOR
		CONTROL

220-222	51	PHOENIX MDL. 15/480 GANTRY MILL, 16'8" BETWEEN GANTRIES, 12' X 25'
		WORKING SURFACE OF TABLE, [2] 36-POSITION AUTOMATIC TOOL
		CHANGERS, FANUC 30i CNC CONTROL, SIN: M1747 (2011)
		SEE PHOT0 #6

223	52	STOKES MDL. 615-7 VACUUM PUMP, S/N: 885700C81 198

224-225	53	[3] 50 TON COPCO FREE STANDING OVERHEAD BRIDGE CRANE SYSTEMS, 75'
		SPAN, PENDANT CONTROLS, REMOTE CONTROL, 500' LONG, ALL DUAL
		HOOKS

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

226	54	PRESTON-EASTON MOL. PA100HD13 10,000# WELDING POSITIONER, S/N: PBIOOHD-14 (1980)
227	55	ROUNDO TYPE LH-35000 WELDING POSITIONER, S/N: 976098 (1997)
228	56	MILLER SYNCROWAVE 350LX WELDER, WITH BERNARD WIRE FEED
228	57	(2) LINCOLN ARC WELDERS, WITH COOL ARC 40
229	58	(2) MILLER MDL. 458 CC YY WELDERS, WITH MILLER WIRE FEED, BERNARD BOOM WELDER
230	59	LINCOLN POWER MIG 300 WELDER
231	60	MILLER SYNCROWAVE 351 AC/DC WELDING POWER SUPPLY
232	61	KOIKE ARONSON MD. HD25VF 2500# CAPACITY WELDING POSITIONER, S/N: 45933
233	62	MILLER DELTAWELD 452 POWER SOURCE
240	63	MG INDUSTRIES S TORCH BURNING MACHINE, WITH [1] PLASMA TORCH, 17'
		WIDE X 55' LONG TABLE, BURNY 10 LCD PLUS CONTROL (1990)
		SEE PHOT0 #7
241	64	FLOW MACH 3 MDL. 40208 WATER JET, 100" X 175" (2013) SEE PHOT0 #8
242	65	FREE STANDING OVERHEAD BRIDGE CRANE SYSTEM, 60' SPAN, 500' LONG,
		PENDANT CONTROLS
		- 15 TON ROBBINS & MEYERS
		- 20 TON ACECO
		- 20 TON ACECO
		- 40 TON PHILADELPHIA TRAMRAIL
243	66	HOMEMADE STRAIGHTENING TABLE, 24' X 8' WORKING SURFACE OF TABLE,
		ENERPAC UNIT
244	67	MILLER MILLERMATIC POWER SOURCE
245-246	68	[5] MILLER DELTAWELO 452 DC POWER SOURCES, WITH BERNARD BOOM,
254-255		WIRE FEED, [1] W/O BOOM ·HANGING FROM HOIST, (1] W/ WIRE FEED
247-250	69	[3] MILLER DELTAWELD 450 DC POWER SOURCES, WITH BERNARD BOOM,
258		WIRE FEED

Koster Industries Inc.

EXHIBIT B
TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description

251-252	70	[2] MILLER XMT304 CC/CV, WITH WIRE FEED

253	71	MILLER SYNCROWAVE 351 WELDER

256-258	72	[6] MILLER A/C D/C 250 WELDERS, [2] W/ COOL-ARC 40, [1] WITH BERNARD
		WIRE FEED

257	73	TELEDYNE 2500# CAPACITY WELDING POSITIONER, S/N: 103570

259	74	MILLER DELTAWELD 650 DC ARC WELDER

260, 268	75	[2] MILLER SYNCROWAVE 250 DX DC WELDERS, WITH TIGS

261	76	ARONSON MDL 2G12VRA12VLS-MKVT-26 BOOM WELDING MANIPULATOR,
		WITH LINCOLN 600 IDEALARC WELDER, S/N: 8461

262-263	77	CYCLOMATIC SEAM TRACKER SYSTEM, WITH MILLER SYNCROWAVE 350 DC
		WELDER, JETLINE MDL. ALC101 ARC LENGTH CONTROLLER, 9600 JETLINE
		CONTROL

264, 311	78	[2] MILLER DELTAWELD 451 DC ARC WELDERS, WITH BERNARD BOOM &
		MILLER 60 SERIES WIRE FEEDER

		ASSORTED CANNABALIZED AREA
265-266	79	ASSORTED WELDERS, PLASMAS, WIRE FEEDS

	80	EMPIRE REACH-IN TYPE SAND BLAST CABINET

		AIR COMPRESSOR ROOM
269-270	81	[3] QST-245 50HP AIR COMPRESSORS, PYRAMID MDL. 2000 AIR DRYER, AIR
		RECEIVING TANK

271-272	82	VACU BLAST CORP. SAND BLASTING UNIT, 18' WIDE X 24' DEEP X 16' HIGH

	83	LARGE CAR BOTTOM FURNACE, 10' X 24', HONEYWELL CONTROL ROOM

273	84	PAINT SPRAY BOOTH

275	85	16" WILTON DRILL

276	86	[2] ARONSON MDL. HD700 70,000# CAPACITY WELDING POSITIONERS, S/N'S:
		8523; 7715

277	87	12' ARONSON WELDING MANIPULATOR, WITH LINCOLN WELDER

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description

278	88	SKYJACK 500# CAPACITY MAN LIFT

279	89	LINCOLN POWERMATE 350, WITH COOL-ARC 40

280	90	LINCOLN IDEALARC 600 DC WELDER

281	91	LINCOLN IDEALARC 1500 DC WELDER

283	92	ARONSON MDL. S14VRA14CL-DKDT-32 WELDING MANIPULATOR, WITH [2] MILLER MDL. 451 WELDERS, S/N: 80253

284	93	ARONSON MDL HD100VF 10,000# CAPACITY WELDING POSITIONER, S/N: 43686 (NEW 2008)

	94	MILLER DIMENSION 652 DC WELDER, WITH BOOM WELDER

286	95	PRESTON-EASTON 20,000# CAPACITY TANK TURNING ROLLS

287	96	ARONSON MDL. PC120A 120,000# CAPACITY WELDING TURN TABLE, S/N: 718

288	97	[6] LINCOLN 350 POWER MIG WELDERS

289	98	MILLER 652 DC WELDER, WITH BERNARD BOOM WELDER

291	99	MILLER DIMENSION 400 WELDER, WITH WIRE FEED

290	100	14" WILTON VERTICAL BANDSAW, S/N: 06062782

292	101	6" BM BELT SANDER

293	102	GEKA HYDRACROP MDL. 80/SD IRONWORKER, S/N: 6437 (1995)

294	103	MARVEL MDL. F2150PC3 VERTICAL BANDSAW, TOUCH SCREEN, COMPUTER CONTROLLED, S/N: F2150-20237PC-3

295	104	MDL. HST-29 PLATE BEVELING MACHINE

308	105	PANDJIRIS BOOM MANIPULATOR, WITH 12' WIRE FEED, MILLER DIMENSION 452 WELDER

		MAIN FABRICATION SHOP
301	106	IKEDA TYPE RM1375 RADIAL ARM DRILL, S/N: 80105

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description
302	107	CINCINNATI MDL. 1500 1500 TON CAPACITY HYDRAULIC POWER PRESS BRAKE, 20'6" BETWEEN HOUSINGS, 30' LONG, S/N: 39561 (1975)
303	106	LARGE QUANTITY OF BRAKE DIES
304	109	ROUNDO TYPE R6S HORIZONTAL ANGLE ROLLS, 6 X 6 X 5/8, S/N: 986709 (1998)
305	110	CINCINNATI MDL. 750 750 TON CAPACITY HYDRAULIC POWER PRESS BRAKE, 20' LONG, 20'6" BETWEEN HOUSINGS, S/N: 41188
306	111	FREE STANDING OVERHEAD CRANE SYSTEM, 60' SPAN, 500' LONG, PENDANT CONTROLS ~ 5 TON CLEVELAND TRAMRAIL ~ [3] 15 TON ROBBINS & MEYERS ~ 10 TON ACECO
309	112	KOIKE ARONSON MDL. HD240VF 24,000# CAPACITY WELDING POSITIONER, S/N: 46425
310	113	ARONSON MDL. G8VRA80L-PK 8' BOOM WELDER, S/N: 80435
	114	[3] MILLER DELTAWELD 452 WELDERS
	115	KOIKE ARONSON MDL. TDRA-20HD 20 TON CAPACITY TANK TURNING ROLL, S/N: N/A
	116	KOIKE ARONSON 30,000# CAPACITY TANK TURNING ROLL, S/N: 97531
314	117	[9] MILLER SYNCROWAVE 250 WELDERS
	118	MILLER DIMENSION 400 WELDER
	119	[2] BERNARD BOOMS
314	120	[2] MILLER DELTAWELD 451 WELDERS, WITH WIRE FEED
312	121	ARONSON MDL HD160A 16,000# CAPACITY WELDING POSITIONER, S/N: 75108
313	122	RANSOME MDL. 250P 25,000# CAPACITY WELDING POSITIONER, S/N: 6525507
	123	[2] CULLEN-FIRESTEDT MDL. 140-347 10,000# CAPACITY WELDING POSITIONERS, S/N'S: 347; N A
315	124	MILLER SYNCROWAVE 351 WELDER

Koster Industries Inc.

EXHIBIT B
TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description

318	125	ARONSON MDL. SS14VRA14CL-PK 14' LONG X 14' HIGH MANIPULATOR, WITH
		LINCOLN HEAD, S/N: 7613
317	126	MILLER MDL. XMT304 WIRE FEED & INVERTER
318	127	MILLER DELTAWELD 650 DC WELDER
319	128	ARONSON MDL. HD30A 5000# CAPACITY WELDING POSITIONER, S/N: 70300
320	129	ARONSON MDL. 2G12VRA12CL-RK 14" X 14" WELDING MANIPULATOR, WITH
		MILLER 451 WELDER, S/N: 8020
	130	MILLER SYNCROWAVE 350LX WELDER, WITH TIG
	131	ARONSON MDL. HD45 5000# CAPACITY WELDING POSITIONER, S/N: 79388
321	132	KOIKE ARONSON MDL. HD25VF 2500# CAPACITY TANK TURNING ROLL, S/N:
		45575
322, 325	133	LINCOLN SYSTEM 55 ELECTRIC AUTOMATION ROBOT STATION, WITH FANUC SYSTEM R-30iA, FANUC M-710iC ROBOT

323-324	134	HYPERFORMANCE MDL. HPR260 PLASMA SYSTEM, WITH 260-AMP PLASMA
		TORCH
	135	LINCOLN POWERWAVE 455 ELECTRIC WELDER
326	136	SERTUM 2" X 12' PYRAMID TYPE BENDING ROLLS, WITH DROP END HOUSING
		(1977)
		SEE PHOTO #9
327	137	CINCINNATI MDL. 400 400 TON X 18' POWER PRESS BRAKE, 12'6" BETWEEN
		HOUSINGS, 12" STROKE, S/N: 37225
328	138	CINCINNATI MDL. 2512 3/8" X 12' POWER SQUARING SHEAR, S/N: 36574
329	139	JETLINE MDL. IWS96Z SEAM WELDER, WITH CONTROLS, ARC LENGTH
		CONTROL 101, S N: 85276
330	140	WEBB MDL. 15L-1510 3/4'' X 10' INITIAL TYPE BENDING ROLL, WITH DROP END,
		S/N: 7190
		GARAGE
296	141	QUINCY MDL. QSl-245 50HP AIR COMPRESSOR

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description

	142	BM 6" SANDER
297	143	RANSOME MDL. 100P 10,000# CAPACITY WELDING POSITIONER, S/N: 655752
298	144	[2] RANSOME MDL. CPRR 90 TON CAPACITY TANK TURNING ROLLS, S/N'S: 3733015; N/A

DUE TO THE PLANT BEING IN FULL OPERATION, THE FORKLIFT TRUCKS WERE APPRAISED ON A SAMPLE BASIS. THIS LIST WAS PROVIDED TO US BY MANAGEMENT.
	145	TOYOTA MDL. 023FGC30 6000# CAPACITY PROPANE FORKLIFT TRUCK, S/N: 11442

	146	TOYOTA MDL. 12712 5000# CAPACITY PROPANE FORKLIFT TRUCK, S/N: 423F625

	147	CLARK MDL. GCX30E 5500# CAPACITY PROPANE FORKLIFT TRUCK, S/N: GX230-125-9245KF

	148	CAT MDL. DPL40 9000# CAPACITY DIESEL FORKLIFT TRUCK, S/N: 3CM00437
	149	NISSAN MDL. A115PV 3000# CAPACITY PROPANE FORKLIFT TRUCK, S/N: CPJ01-9N296V

	150	TOYOTA MDL. 02-3FD40 8800# CAPACITY DIESEL FORKLIFT TRUCK, S/N: FD45-1471

	151	DATSUN MDL. CPF02 5000# CAPACITY PROPANE FORKLIFT TRUCK, S/N: 002808

	152	CLARK MDL. C500-Y550 5500# CAPACITY DIESEL FORKLIFT TRUCK, S/N: 440654-4796

	153	NISSAN MDL. CPJ02 5000# CAPACITY PROPANE FORKLIFT TRUCK, S/N: 9P0168

	154	NISSAN MDL. UGJ02A30PV 6000# CAPACITY PROPANE FORKLIFT TRUCK, S/N: 9L0118

	155	JOHN DEERE MDL. 544A LOADER, S/N: 000783CD
	156	TENNANT SERIES II MDL. 27SII FLOOR SWEEPER, S/N: 275-5124
	157	2010 DODGE CARAVAN, VIN: 2D4RNGDX4AR426237

Koster Industries Inc.

EXHIBIT B

TERM LOAN AND SECURITY AGREEMENT EQUIPMENT

Ph#	Item	Description
	158	2003 FORD MDL F-350 PICKUP TRUCK, VIN: 1FTSF31F63EA52607

	159	1995 GMC 3500 DUMP TRUCK, VIN: 1GDJK34KOSE533852

	160	1987 INTERNATIONAL MDL F-2575 TRACTOR, VIN: 1HSZJG2R5HH462325

	161	GENIE MDL S-60 MANLIFT, S/N: 735

	162	FARO LASER TRACKER (NEW 2007)

	163	MISCELLANEOUS INSPECTION ITEMS, INCLUDING BUT NOT LIMITED TO:

GRANITE SURFACE PLATES, HEIGHT GAGES, MICROMETERS, JO-BLOCK

SETS, CHAMFER GAGE, PIN SETS, CALIPERS, THICKNESS GAGES, ETC.

	164	MISCELLANEOUS OFFICE ITEMS, INCLUDING BUT NOT LIMITED TO: QUANTITY
OF DESKS, CUBICLES WITH MODULAR DESKS, CHAIRS, CREDENZAS,
QUANTITY OF FILE CABINETS, PC'S, PRINTERS, SHELVING, COPY MACHINE,
FAX MACHINE, PAPER CUTTER, POSTAGE METER, BOOKSHELVES, STORAGE
CABINETS, ETC.

165
MISCELLANEOUS SHOP & CRIB ITEMS THROUGHOUT FACILITY, INCLUDING  BUT NOT LIMITED TO: PERISHABLE TOOLING, LARGE QUANTITY OF ANGLE PLATES, HOLDDOWNS, C-CLAMPS, PORTABLE MATERIAL HANDLING CARTS, ASSORTED ELECTRICAL & MAINTENANCE SUPPLIES, LARGE QUANTITY OF CNC TOOLING, BROOMS, SHOVELS, TOTE BINS, BENCHES, VISES, VIDMAR CABINETS, HOISTS, ROTARY BINS, #3-1/2R FAMCO ARBOR PRESS, FACTORY OFFICE FURNITURE & EQUIPMENT, FLOOR PLATES, LARGE QUANTITY OF TOOLING FOR VTL'S & HBM'S, CHOP SAW, SLINGS, CHAINS, PORTABLE VACUUM PUMPS, 15HP AIR COMPRESSOR, PORTABLE SCAFFOLDING, ASSORTED WELDING EQUIPMENT, STEEL BINS, SCRAP HOPPERS, FANS, LARGE QUANTITY OF HOISTS WITH RAIL, ASSORTED HARDWARE, 165" DIAMETER TABLE, OUST COLLECTORS, DOUBLE ENO GRINDERS, TOOL BOXES, CABINETS, WELDING WIRE, 2-WHEEL HAND TRUCKS, PALLET TRUCKS, BANDING MACHINES, DRY ROD STABILIZING OVENS, ASSORTED AIR TOOLS, PNEUMATIC GRINDERS, PAINT PRESSURE TANKS, HOOKS, STRAPS, AIR HOSE, WASH DOWN TABLE, NOTCHER, BENDING ROLLS, PORTABLE CRANE, SNOW BLOWER, LADDERS, RACKING, [2J 10HP SPEEDAIRE AIR COMPRESSORS, HYDRAULIC JACKS, DAYTON BATTERY CHARGER, FLAME RETARDENT CABINETS, WELDERS (OUT OF SERVICE}, BENCHES & VISES, LAWN MOWER, PARTS CLEANER, ASSORTED TANK TURNING ROLLS, 5' WIDE X 50 HIGH ANGLE PLATES, PAINT PRESSURE TANK, ETC.

*In addition to the Assets listed above, the Assets shall include any and all patent or licensing agreements to utilize the foregoing Assets for their·intended purpose and upon a sale' of any of the Assets, the right to utilize the patent and license agreement shall run with the applicable Asset and pass to the transferee of title to the Assets.

Koster Industries Inc.

EXHIBIT C

GUARANTY

Exhibit C to Term Loan and Security Agreement

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT dated as of December      , 2014 (herein referred to as the “Guaranty Agreement”) is from TECHPRECISION CORPORATION, a Delaware corporation having an  address of 3477 Corporate Parkway, Suite 140, Center Valley, Pennsylvania 18034 (herein, together with heirs, administrators, representatives, executors, successors and assigns, referred to as “Guarantor”) to REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (herein, together with its successors and assigns, referred to as “Lender”).

PRELIMINARY STATEMENT

A.
Ranor, Inc., a Delaware corporation (the “Borrower”) entered into that certain Term Loan and Security Agreement dated the date hereof with the Lender (as amended from time to time, the “Loan Agreement”), pursuant to which the Lender has agreed to make a loan in the maximum principal amount of $1,500,000.00 affecting certain real estate and improvements held by Borrower located in Westminster, Massachusetts (the “Premises”), and a loan in the maximum principal amount of $750,000.00 (collectively, the “Loan”), which Loan is evidenced by a Term Note of even date herewith from Borrower to Lender, in the face amount of $1,500,000.00 and a Term Note of even date herewith  from Borrower to Lender in the face amount of $750,000.00 (as may from time to time be amended, extended, renewed and supplemented, collectively, the “Note”).

B.
The indebtedness evidenced by the Note is secured by, inter alia, the Loan Agreement and a Mortgage Deed, Assignment of Leases  and Rents, Security Agreement and Fixture Filing of even date herewith from Borrower to Lender (as may be amended and supplemented, the “Mortgage”).

C.
As further security for the payment of the indebtedness evidenced by the Note and in order to induce Lender to make the Loan, Guarantor is willing to enter into and deliver this Guaranty Agreement. Guarantor acknowledges that Lender has refused to make the Loan without this Guaranty Agreement.

D.	This Guaranty Agreement, the Note, the Mortgage, and any other documents or instruments evidencing or securing the Note shall be herein referred to as the “Loan Documents.”

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is  hereby acknowledged, Guarantor does hereby, jointly and severally, covenant and agree with Lender as follows:

1

Exhibit C to Term Loan and Security Agreement

ARTICLE I

REPRESENTATIONS AND WARRANTIES OF GUARANTOR

SECTION 1.1. REPRESENTATIONS AND WARRANTIES.

Guarantor does hereby represent and warrant as follows:

(a)	This Guaranty Agreement has been duly authorized, executed and delivered by Guarantor;

(b)
There are no undisclosed actions, suits, or proceedings pending or, to the best of Guarantor’s knowledge, threatened against Guarantor in any court or before any Federal, state, municipal or other governmental department or commission, board, bureau, agency or instrumentality which if adversely determined will affect the transactions contemplated by this Guaranty Agreement or materially adversely affect Guarantor’s ability to perform Guarantor’s obligations hereunder;

(c)	The Loan will result in a direct financial benefit to Borrower and to Guarantor;

(d)
With regard to any and all balance sheets, net worth statements and other financial statements and data which have heretofore been given to Lender with respect to Guarantor, Guarantor affirms that such statement fairly and accurately represents the financial condition of Guarantor as of the date of such statements, and, since such date, there has been no material adverse change in the financial condition of Guarantor; and

(e)
(i) there are no undisclosed material claims or demands pending against, or to the knowledge of Guarantor threatened against Guarantor or any of Guarantor’s assets which, if adversely decided, would affect the Guarantor’s ability to perform the obligations hereunder, (ii) Guarantor is not in breach or default of any obligation to pay money that would affect the Guarantor's ability to perform the obligations hereunder, and (iii) no event (including specifically Guarantor’s execution and delivery of this Guaranty Agreement) has occurred that would affect the Guarantor's ability to perform the obligations hereunder, and which, with or without the lapse of time or action by a third party, constitutes or could constitute a material breach or material default under any document evidencing or securing any obligation to pay money or under any other contract or agreement to which Guarantor is a party.

ARTICLE II

PAYMENT AND PERFORMANCE GUARANTY

SECTION 2.1.GUARANTY.

Guarantor hereby irrevocably, unconditionally and absolutely guarantees to Lender, and Lender’s successors and assigns, the due and prompt payment, and not just the collectability, of the principal of, and interest and late charges, escrow payments and all other indebtedness and indemnification, if any, under any of the Loan Documents when due, whether at  maturity, pursuant to mandatory or optional prepayments, by acceleration, indemnification or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of, the Note and the other Loan Documents.

2

Exhibit C to Term Loan and Security Agreement

Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to Lender the due and prompt performance by Borrower of all duties, agreements and obligations of Borrower contained in the Note and the other Loan Documents, and the due and prompt payment of all costs incurred, including reasonable attorneys’ and paralegals’ fees and costs (including, without limitation, fees and costs incurred in litigation, mediation, arbitration, administrative and bankruptcy proceedings, and appeals therefrom), in enforcing the payment and performance of the Note and the other Loan Documents and this Guaranty Agreement.

The payment and performance of the items set forth in this Section 2.1 are hereinafter collectively referred to as the “Indebtedness Guaranteed”.

The liability of Guarantor under this Section 2.1 shall survive any release, termination, satisfaction or foreclosure of the Mortgage or the Borrower Collateral (as defined in the Loan Agreement) or the acceptance of title to the Premises or the Borrower Collateral by a deed in lieu of foreclosure.

In case any covenant and agreement made by Borrower under any Loan Documents has not been performed or any obligation under the Note or other Loan Document shall not have been paid by Borrower when due, Guarantor will, not later than fifteen (15) days after written notice by Lender, perform the same and pay the same, to the amount and to the extent required hereunder. Overdue amounts hereunder shall bear interest at the Default Rate as defined in the Note.

SECTION 2.2.ABSOLUTE OBLIGATIONS.

The obligations of Guarantor under this Guaranty Agreement shall be binding upon Guarantor and Guarantor’s heirs, administrators, representatives, executors, successors and assigns, and shall remain in full force and effect irrespective of any obligations of Borrower on the Note or under the Mortgage or other Loan Documents. The obligations of Guarantor shall not be discharged or impaired by acts, failures or omissions on the part of any holder or holders of the Note whether or not Guarantor has notice, or has agreed to such acts, failures or omissions which might otherwise have the effect of releasing Guarantor, including but not limited to the following acts, failures or omissions:

(a)
any failure to present the Note for payment or to demand payment thereof, or to give Borrower notice of dishonor for nonpayment of the Note or the interest thereon, when and as the same may become due and payable, or notice of any failure on the part of Borrower and/or Guarantor to do any act or thing or to perform or keep any covenant or agreement by it to be done, kept and performed under the terms of the Note or the Mortgage or the other Loan Documents;

(b)
the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustments of, or other similar proceedings affecting Borrower and/or Guarantor or any of their respective assets, or any contest of the validity of this Guaranty Agreement in any such proceeding;

(c)
any release, limitation, discharge, or cessation of the liability of Borrower or any other person for all or any portion of the obligations under any of the Loan Documents or of Guarantor under this Guaranty Agreement due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of this Guaranty Agreement or of any provision of any Loan Document or any term or provision hereof or thereof;

(d)
any defense, setoff, counterclaim, or claim of recoupment, reduction, diminution, discharge, or exoneration, or any other defense of any kind or nature, other than that of prior performance, that Borrower or Guarantor may have or assert, including, but not limited to, any defense of incapacity or lack of authority to enter into  this Guaranty Agreement or any of the other Loan Documents or to perform or pay the liabilities and obligations contained herein or therein, or any defense based on any omission, statute of limitations, failure of consideration, accord and satisfaction, delay or inadequacy, whether entire or partial, respectively, under this Guaranty Agreement or any of the other Loan Documents or the existence of any defense to the enforcement of the Loan Documents;

(e)
any failure or delay in exercising Lender’s rights and/or remedies against Borrower or Guarantor, hereunder or under any of the other Loan Documents. Lender’s release of or refusal to enforce any provision of the Loan Documents, or agreement not to sue Borrower, any suspension of the right to enforce against Borrower its obligations under the Loan Documents or any security interest in or lien upon any collateral granted to Lender under the Loan Documents or any transfer, waiver, subordination, exchange, substitute, recovery, abandonment, compromise, settlement, modification, surrender or release of any security granted to Lender, or any agreement or undertaking of Borrower, Guarantor or any other person; any compromise, extension, renewal of, or settlement of duration or time for payment, discharge, or performance of all or any part of the liabilities or the obligations hereunder, whether made with or without the knowledge or consent of Borrower or Guarantor; any amendment to or modification of, alteration, increase, reduction, compromise of, renewal, extension, refinance of, any of the Loan Documents, any amendment or modification of any documents or agreement relating thereto or any release, surrender, exchange, realization, or compromise of Lender’s rights and remedies with respect to any lien upon or security interest in the collateral granted to Lender under any of the Loan Documents, whether or not any promise by Lender is for any cause void or voidable by Lender at its option;

3

Exhibit C to Term Loan and Security Agreement

(f)
the addition of, or release of, any and all other endorsers, guarantors, obligors and other persons liable under the Loan Documents and/or release of the security or any portion thereof or acceptance of additional security for the performance of the obligations under the Loan Documents;

(g)
any agreement by Lender with Borrower or any other person to supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment of Borrower’s obligations under the Loan Documents or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

(h)
any agreement by Lender with Borrower or any other person to supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to the Loan Documents or any of Borrower’s other obligations under the Loan Documents or any part thereof, or any of the Loan Documents, or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

(i)
acceptance of new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or any of Borrower’s other obligations under the Loan Documents or any part thereof;

(j)	acceptance of partial payments on Borrower’s obligations under the Loan Documents;

(k)
any agreement to settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise to liquidate or enforce any obligations of Borrower under the Loan Documents, or any security in any manner, or any consent to the transfer of any security and bid and purchase at any sale;

(l)
to the extent permitted by law, any failure of Lender to give notice of sale or other disposition of any collateral to Borrower or Guarantor or any other person or any defect in any notice that may be given in connection with any sale or disposition of collateral; and/or

(m)
to the extent permitted by law, any failure of Lender to comply with applicable laws in connection with the sale or other disposition of any collateral or other security granted to Lender under the Loan Documents, including, without  limitation,  any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral or other security.

Provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of Guarantor shall be absolute and unconditional to the extent herein specified and shall not be discharged, impaired or varied except by the payment of the principal of, prepayment fee (as defined in the Note), if any, and interest on the Note and any other payments due under the Note, the Mortgage and the Loan Documents in accordance with the terms thereof, and then only to the extent of such payment. Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold Guarantor liable hereunder, there shall be no obligation on the part of Lender or any other holder of the Note to resort in any manner or form for payment to Borrower, to any other person, firm or corporation, their properties or estates. All rights of Lender or any other holder of the Note hereunder may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of the Note, whether with or without the consent of or notice to Guarantor or to Borrower.

4

Exhibit C to Term Loan and Security Agreement

Guarantor also agrees that to the extent Borrower makes any payment on the Note or any of the other Loan Documents, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, or is required to be repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, Borrower’s obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to Guarantor’s obligations hereunder, as if said payment had not been made. The liability of  Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to Lender from any source, that Lender thereafter pays, returns or refunds in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other person.

To the extent permitted by law,  Lender may, at its election, exercise any right or remedy it may have against Borrower, Guarantor or any other person or any security held by Lender, including, without limitation, the right to foreclose upon any such security by one or more foreclosure sales, whether or not every aspect of any such sale is commercially reasonable, without affecting or impairing in any way the liability of Guarantor hereunder, except to the extent the indebtedness has been paid, and Guarantor hereby waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Borrower or any other person or any such security whether resulting from such election by Lender or otherwise. Guarantor hereby waives any defense arising by reason of any disability or other defense of Borrower or any other person or by reason of the cessation from any cause whatsoever (including without limitation any intervention or omission by Lender) of any obligation or liability, either in whole or in part, of Borrower to Lender. Guarantor understands and agrees that if all or any part of any obligation or liability of Borrower to Lender is secured by real property, Guarantor shall be obligated and liable for the full amount of Guarantor’s obligations hereunder notwithstanding foreclosure of such real property by trustee sale, judicial sale or any other reason impairing the right of Guarantor to proceed against Borrower.

SECTION 2.3                     ADDITIONAL WAIVERS OF GUARANTOR.

(a)
Financial Condition of Borrower.   Guarantor acknowledges that this is a continuing Guaranty Agreement and that Guarantor expressly promises to pay and perform each and every one of Guarantor’s obligations hereunder. Guarantor is fully aware of the operating history of the Premises and the status of the Borrower Collateral. Guarantor delivers this Guaranty Agreement based solely upon Guarantor’s independent investigation of Borrower’s financial condition, and Guarantor assumes full responsibility for obtaining any further information concerning Borrower’s financial condition. Guarantor agrees that Guarantor is now and, during the term of this Guaranty Agreement, will be responsible for being fully aware of the financial condition of Borrower, the Borrower Collateral and the Premises. Guarantor knowingly accepts the full range of risk encompassed in a contract of continuing guaranty, which risk includes, but is not limited to, the possibility that Borrower’s financial condition or its ability to pay its debts as they mature has deteriorated.

(b)
Waiver of Notice. Guarantor hereby waives: (i) presentment and protest, and waives notice of presentment, protest, dishonor, non-payment, non-performance and any similar notice, and waives any delay thereto, with respect to the Loan Documents or any instruments or documents at any time held by Lender in connection with this Guaranty Agreement or the other Loan Documents; (ii) notice of extension, modification, refunding, amendment, addition or supplement to, deletion or departure from, or breach of any of the terms of the Loan Documents (other than this Guaranty Agreement) or the other Loan Documents or any other agreement that may be made relating hereto or thereto; (iii) notice of the occurrence of any default hereunder or the occurrence of any default or Event of Default under any of the Loan Documents, any compromise, release, consent, or other action or inaction with respect to the collateral granted to Lender under any of the Loan Documents or any of the terms and provisions of the Loan Documents; (iv) notice with respect to any exercise or non- exercise by Lender, or any right, power, or remedy under or in respect of the Loan Documents or any security, lien, deposit, pledge, or guaranty held in connection with the liabilities of Borrower under the Loan Documents; (v) notice of acceptance of this Guaranty Agreement and notice that credit has been extended by Lender  in reliance on Guarantor’s guaranty of the obligations of Borrower; (vi) any defense based upon an election of remedies by Lender whether or not the right of Guarantor to proceed against Borrower for reimbursement is affected; (vii) to the extent Guarantor may lawfully do so, any defense based upon any statute or rule which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; and (viii) all defenses which Borrower may now or hereafter have to the payment of the obligations under the Loan Documents which could otherwise be asserted by Guarantor in any defense (other than payment) of any kind which  Guarantor may now or hereafter have with respect to any of the Loan Documents, any other guaranty, or any other collateral securing the obligations under the Loan Documents.

(c)
Waiver of Rights of Subrogation. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document, Guarantor until one year and one day from the payment and full satisfaction of all amounts due Lender under the Loan Documents and the performance and payment of the Indebtedness Guaranteed, hereby expressly waives with respect to Borrower and any other person, any and all rights at law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to indemnification, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which Guarantor may have or hereafter acquire against Borrower or any other person in connection with or as a result of Guarantor’s execution, delivery and/or performance of this Guaranty Agreement or any other Loan Document. Guarantor agrees that Guarantor shall not have or assert any such rights against Borrower or its successors and assigns or any other person (including any surety), either directly or as an attempted setoff to any action commenced against Guarantor by Borrower (as borrower or in any other capacity) or by Lender or by any other person.

Guarantor agrees that to the extent that such claims are not subordinated, by operation of law or otherwise, such claims of Guarantor are hereby subordinated as a claim against Borrower or any of its assets, whether such claim be in the ordinary course of business or in the event of voluntary or involuntary liquidation, dissolution, insolvency or bankruptcy, so that no payment with respect to any such indebtedness, claim or liability will be made or received while any portion of the obligations under the Loan Documents remains due and unpaid, and if any such payment is received by Guarantor, it shall be held in trust for the benefit of Lender and then promptly paid over to Lender for application to the payment of the obligations under the Loan Documents.

5

Exhibit C to Term Loan and Security Agreement

(d)
Independent Obligations, and Waivers. The obligations of Guarantor hereunder are independent of and are not co-extensive with the obligations of Borrower under the Loan Documents. A separate action or actions may be brought and prosecuted by Lender against Guarantor whether or not an action is brought against Borrower or Borrower is joined in any such action or actions and Guarantor’s liability hereunder may be enforced regardless of the existence, validity, enforcement  or  non- enforcement of any such other guaranties or other obligations. Any cause of action that Lender may have against Guarantor shall accrue upon the date Lender makes demand on Guarantor for payment of Guarantor’s obligations hereunder. Without limiting the generality of the foregoing, Guarantor expressly waives the benefit of any statute of limitations, any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now provided, or which may hereafter be provided, by the Constitution or laws of the United States of America or the Commonwealth of Massachusetts, both as to itself and to all of its property, real and personal, affecting the liabilities under the Loan Documents or otherwise and expressly agrees that the running of a period of limitation on, or any delay or omission in, Lender’s action against Borrower or in Lender’s enforcement of remedies against Borrower, the collateral granted to Lender under any of the Loan Documents, or any security interest or lien held for  the liabilities under the Loan Documents shall not exonerate or affect Guarantor’s absolute obligation to pay and perform in full Guarantor’s obligations hereunder.

(e)
Bankruptcy and Related Waivers. Guarantor hereby waives to the fullest extent permitted by law, (i) any defense arising as a result of Lender’s election, in any proceeding instituted under the United States Bankruptcy Code, of the application of Section 1111(b)(2) of the United States Bankruptcy Code, (ii) any defense based on any borrowing or grant or a security interest under Section 364 of the United States Bankruptcy Code, (iii) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (iv) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any person, (v) the avoidance of any lien in favor of Lender for any reason, and (vi) any objection to or defense arising as a result of bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other person, including any discharge of, or bar or stay against collecting, all or any of the liabilities hereunder or under any of the Loan Documents.

(f)
Understandings With Respect to Waivers and Consents. Guarantor warrants and agrees that each of the waivers and consents of Guarantor set forth in this Guaranty Agreement are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Guarantor otherwise may have against Borrower, Lender or any other person or against the Premises or the Borrower Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein is determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

6

Exhibit C to Term Loan and Security Agreement

ARTICLE III
TERM OF GUARANTY

SECTION 3.1.                                GUARANTY TERM.

The obligations and liabilities of Guarantor under this Guaranty Agreement shall remain in full force and effect, notwithstanding the release of the Note, the Mortgage or the other Loan Documents, until such time as the Note has been paid in full and the principal, prepayment fee (as defined in the Note), if any, and interest on the Note and all other amounts due and owing Lender under the Loan Documents have been paid in full  and all  obligations of Borrower have been performed in full.

ARTICLE IV
MISCELLANEOUS

SECTION 4.1.                                NO TRANSFER.

Guarantor covenants that Guarantor will not transfer any of its assets for the purpose of preventing Lender from satisfying any judgment rendered under this Guaranty Agreement therefrom, either before or after the entry of any such judgment.

SECTION 4.2.                                FINANCIAL STATEMENTS.

Guarantor shall submit such financial and other information as provided in Section 5.06 of the Loan Agreement.

SECTION 4.3.                                UNCONDITIONAL OBLIGATIONS.

The obligations of Guarantor hereunder shall arise absolutely and unconditionally when the Note shall have been delivered to Lender.

SECTION 4.4.                                AMENDMENTS.

This Guaranty Agreement may be amended and the observance of any term of this Guaranty Agreement may be waived with (and only with) the written consent of Guarantor and Lender (or the holder or holders of the Note).

SECTION 4.5.                                ENTIRE AGREEMENT.

This Guaranty Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION 4.6.                                SEVERABILITY.

In case any one or more of the provisions contained in this Guaranty Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 4.7.                                SUCCESSORS AND ASSIGNS.

This Guaranty Agreement shall be binding upon Guarantor and Guarantor’s heirs, administrators, representatives, executors, successors and assigns and shall inure to the benefit of Lender and its successors and assigns as holder of the Note.

SECTION 4.8.                                GOVERNING LAW.

This Guaranty Agreement shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

SECTION 4.9.                                JURISDICTION AND NOTICES.

7

Exhibit C to Term Loan and Security Agreement

The Guarantors submit and consent to personal jurisdiction in the Commonwealth of Massachusetts for the enforcement of this Guaranty Agreement and waive any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the Commonwealth of Massachusetts for the purposes of litigation to enforce this Guaranty Agreement. Litigation may be commenced either in the court of general jurisdiction of such state or the United States District Court for the district in that state, at the election of the Lender. In the event that such litigation is commenced in lieu of personal service, service of process may be made, and personal jurisdiction over the Guarantors obtained, by the mailing of a copy of any summons and complaint, U.S. Mail, Certified Mail, Return Receipt Requested, or any other method provided under the laws of the jurisdiction for service of process in a civil action, to the Guarantors at the addresses shown below, or the last address of which Lender has received notice. Nothing contained herein shall prevent Lender from bringing any action or exercising any rights against any security given to Lender by the Guarantors, or against the Guarantors personally, or against any property of the Guarantors, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of the agreement as to the laws of the state which shall govern the rights and obligations of the Guarantors and Lender hereunder or of the submission made by the Guarantors to personal jurisdiction with the Commonwealth of Massachusetts. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of  obtaining personal jurisdiction and perfecting service of process  now or hereafter provided by the laws  of the state where an action on this Guaranty Agreement is commenced.

Address:	TechPrecision Corporation
Saucon Valley Plaza
3477 Corporate Parkway, Suite 140
Center Valley, Pennsylvania 18034
Attention: Richard F. Fitzgerald, CFO
Telephone:	484.693.1702
Fax:	267.373.1640
Email:	fitzgeraldr@techprecision.com

SECTION 4.10.                                          ENFORCEMENT COSTS.

If (i) this Guaranty Agreement is delivered to an attorney for the purpose of enforcing the obligations hereunder or any of them through any legal proceeding; (ii) an attorney is retained to represent Lender in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty Agreement; or (iii) an attorney is retained to represent Lender in any other proceedings whatsoever in connection with this Guaranty Agreement, then Guarantor shall pay to Lender all reasonable attorneys’ and paralegals’ fees and costs,  including without limitation fees and costs incurred in litigation, mediation, arbitration, administrative, and bankruptcy proceedings and appeals therefrom, court costs, filing fees, recording costs, expenses for telephone calls and facsimile transmissions, travel expenses, photocopies, expenses of sale of foreclosure, title insurance premiums, accountant’s fees, appraisal fees, environmental investigation costs, out of court settlement fees and expenses and all other costs and expenses incurred in connection therewith, in addition  to  all  other amounts due hereunder. Such costs shall be paid Lender whether or not an action is actually commenced against Guarantor by reason of any breach of Guaranty Agreement.

8

Exhibit C to Term Loan and Security Agreement

SECTION 4.11.  PREJUDGMENT REMEDY WAIVER .

GUARANTOR HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE TRANSACTION TO WHICH THE LOAN DOCUMENTS RELATE IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER THE GENERAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BORROWER OR LENDER MAY EMPLOY TO ENFORCE ITS  RIGHTS  AND  REMEDIES  HEREUNDER. GUARANTOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BORROWER’S OR LENDER’S ATTORNEY, AND BORROWER AND LENDER ACKNOWLEDGE GUARANTOR’S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. GUARANTOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF BORROWER OR LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY BORROWER OR LENDER AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BORROWER OR LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF GUARANTOR OR ANY OTHER OBLIGATED PARTY  TO ANY ACTION BROUGHT BY BORROWER OR LENDER.

SECTION 4.12.                                          JURY TRIAL.

NEITHER BORROWER, LENDER, GUARANTOR OR ANY OTHER PERSON OR ENTITY LIABLE FOR THE INDEBTEDNESS EVIDENCED BY THE NOTE, OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF LENDER, BORROWER, GUARANTOR OR ANY OTHER PERSON OR ENTITY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF THIS GUARANTY AGREEMENT, THE MORTGAGE, THE NOTE OR ANY INSTRUMENT SECURING THE NOTE, ANY COLLATERAL FOR THE PAYMENT HEREOF OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NEITHER LENDER, BORROWER, GUARANTOR OR ANY OTHER PERSON OR ENTITY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY LENDER THAT THE PROVISIONS OF THIS PARAGRAPH CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH LENDER HAS RELIED,  IS  RELYING AND WILL RELY IN MAKING THE LOAN. BORROWER ACKNOWLEDGES THAT IT HAS CONSULTED WITH AN ATTORNEY AND FULLY UNDERSTANDS THE LEGAL EFFECT OF THE PROVISIONS OF THIS PARAGRAPH.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

9

Exhibit C to Term Loan and Security Agreement

IN  WITNESS  WHEREOF,  Guarantor  has  caused  this  Guaranty  Agreement  to  be executed as of the day and year first above written.

TECHPRECISION CORPORATION
a Delaware corporation

By:
Name: Richard F. Fitzgerald
Title: Chief Financial Officer

THE COMMONWEALTH OF PENNSYLVANIA	§
§ss.
COUNTY OF	§

On this                       day of December, 2014, personally appeared Richard F. Fitzgerald, Chief Financial Officer of TECHPRECISION CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as such Chief Financial Officer, and the free act and deed of TECHPRECISION CORPORATION before me.

Name:
Commissioner of the Superior Court/
Notary Public,
My Commission Expires:

[Signature Page to Guaranty Agreement]

EXHIBIT D

MORTGAGE

(see attached)

Exhibit D to Term Loan and Security Agreement

After recording return to:

MAYO CROWE LLC
CITY PLACE II
185 ASYLUM STREET
HARTFORD, CONNECTICUT 06103
ATTENTION: KATHERINE F. TROY, ESQ.

RANOR, INC., AS BORROWER TO

REVERE HIGH YIELD FUND, LP, AS LENDER

  MORTGAGE DEED, ASSIGNMENT OF LEASES AND RENT, SECURITY AGREEMENT AND FIXTURE FILING

Date:	As of December, 2014

Location:	48 Town Farm Road
Westminster, Massachusetts

County:	Worcester

Exhibit D to Term Loan and Security Agreement

  MORTGAGE DEED, ASSIGNMENT OF LEASES AND RENT, SECURITY AGREEMENT AND FIXTURE FILING

THIS MORTGAGE DEED, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”), made this day of December, 2014 by and between RANOR, INC., a Delaware corporation having an office and place of business located at Bella Drive, Westminster, Massachusetts 01473, as party of the first part (the “Borrower”), for the benefit of REVERE HIGH YIELD FUND, LP, a Delaware limited partnership, with an address of 105 Rowayton Avenue, Suite 100, Rowayton, Connecticut 06853, together with its successors and assigns, as party of the second part (“Lender”).

RECITALS:

WHEREAS, Borrower and Lender are parties to that certain Term Loan and Security Agreement dated the date hereof (as such agreement is amended and in effect from time to time, the “Loan Agreement”);

WHEREAS, the Loan Agreement provides for Lender to make a loan to Borrower in the principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) (the “Loan”);

WHEREAS, the Loan is evidenced by a Term Note dated as of the date hereof (the “Note”) in the maximum principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00), with interest payable from the date thereof at the rates set forth in the Note, which by this reference is incorporated herein. The Note matures on December 31, 2015; provided, however, that Borrower may elect to extend the maturity date thereof for a period of six (6) months to June 30, 2016 subject to and in accordance with the terms and conditions of the Note and the Loan Agreement; and

WHEREAS, Borrower desires to secure the payment and performance of all of its obligations under the Note and certain additional Obligations (as defined in Section 1.1).

IN CONSIDERATION of the principal sum of the Note as advanced as described above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the Obligations, Borrower hereby:

(A)           Irrevocably, unconditionally, and absolutely grants, bargains, sells, assigns, transfers, pledges, mortgages, warrants, and conveys to Lender (WITH POWER OF SALE) for the purposes herein set forth and grants Lender (WITH POWER OF SALE) a security interest in, all of Borrower’s right, title, and interest in the following property (collectively, the “Collateral”), upon the terms and conditions hereof:

Exhibit D to Term Loan and Security Agreement

(i)           That certain tract or parcel of land of which Borrower is now seized and in possession, situate in Worcester County, Massachusetts, having a street address at 48 Town Farm Road, Westminster, Massachusetts 01473, and more fully described in Exhibit A attached hereto and by this reference incorporated herein (“Premises”);
(ii)           Any and all buildings, constructions, and improvements now or hereafter erected or located in or on the Premises, including, but not limited to, all fixtures, attachments, appliances, equipment, machinery, and other articles now owned by Borrower or hereafter acquired by Borrower and attached or affixed thereto or located thereon (except the personalty owned by lessees) (collectively, the “Improvements”), together with all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, all of which shall be deemed and construed to be part of the realty;

(iii)           All right, title, and interest of Borrower in and to all items incorporated as part of or attributed or affixed to any of the Premises, Improvements, or other real property included in the Collateral or any other interest of Borrower, whether now owned or hereafter acquired, in, to or relating to the Premises, Improvements, or such other real property, in such manner that such items are no longer personal property under the laws of the Commonwealth of Massachusetts;

(iv)           All easements, rights-of-way, and rights now owned or hereafter acquired by Borrower and used or usable in connection with the Premises and the Improvements, or as a means of access thereto, including, without limiting the generality of the foregoing, all rights pursuant to any trackage agreement, all rights to the non-exclusive use of common drive entries, all water and water rights, and all mineral, mining, oil, and gas rights and rights to produce or share in the production of anything related thereto, together with all tenements, hereditaments, and appurtenances thereof and thereto;

(v)           All right, title, and interest now owned or hereafter acquired by Borrower in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys, and strips and gores of land adjacent to or used in connection with the Premises or the Improvements;

(vi)           All of the fixtures described in Exhibit B attached hereto and by this reference incorporated herein, now owned or hereafter acquired by Borrower, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof; and, all right, title, and interest of Borrower, now or hereafter arising, in and to any and all said property is hereby assigned to Lender, together with the benefits of all deposits and payments now or hereafter made thereon by or on behalf of Borrower;

(vii)           All interests, estates, or other claims or demands in law and in equity which Borrower now has or may hereafter acquire in the Collateral;

Exhibit D to Term Loan and Security Agreement

(viii)           All proceeds, products, substitutions and accessions of the foregoing, of every type; and

(B)	Assigns, sets over, and transfers to Lender (WITH POWER OF SALE):

(i)           All right, title, and interest of Borrower in and to all leases, whether written or oral, covering the Premises, the Improvements, or any portion thereof, now or hereafter existing or entered into (collectively, “Leases”), and all right, title, and interest of Borrower thereunder, including, without limitation, all guaranties thereof, all cash or security deposits, advance rentals, and all deposits or payments of similar nature; and

(ii)           All rents, issues, profits, royalties, income, and other benefits derived from the Premises or the Improvements or any other portion of the Collateral (collectively, the “Rents”).

TO HAVE AND TO HOLD the said bargained property with all and singular the rights, members, and appurtenances thereto appertaining, to the only proper use, benefit, and behoof of Lender and its successors and assigns, in fee simple, and Borrower hereby covenants that Borrower is lawfully seized and possessed of said property, and has a good right to convey it, and it is unencumbered, subject to (a) Liens (as defined in the Loan Agreement) held by Lender,
(b) Liens for unpaid taxes that either (i) are not yet delinquent, or (ii) do not constitute an Event of Default hereunder and are the subject of Permitted Protests (as defined in the Loan Agreement), (c) Liens set forth on Schedule P to the Loan Agreement, (d) warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the  ordinary course of business and not in connection with the borrowing of money, and which Liens either
(i)     are for sums not yet delinquent, or (ii) are the subject of Permitted Protests, (f) Liens on amounts deposited in connection with obtaining worker’s compensation or other unemployment insurance, (g) Liens on amounts deposited in connection with the making or entering into bids, tenders, or leases in the ordinary course of business and not in connection with the borrowing of money, (h) Liens on amounts deposited as security for surety or appeal bonds in connection with obtaining such bonds in the ordinary course of business, (i) Liens resulting from any judgment or award that is not an Event of Default hereunder, (j) rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions; and (k) with respect to any Real Property (as defined in the Loan Agreement), easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof as reasonably determined by Lender, including those matters described in Schedule B of that certain lender’s title insurance policy from Fidelity National Title Insurance Company provided to Lender in connection with the recording of the Security Instrument (collectively, the “Permitted Liens”); and Borrower does by these presents bind Borrower and Borrower’s heirs, executors, administrators, successors and assigns, forever, to warrant and defend the said bargained property, unto Lender and its successors and assigns, against Borrower, and against all and every other person or persons shall and will WARRANT AND FOREVER DEFEND.

Exhibit D to Term Loan and Security Agreement

PROVIDED, that if Borrower shall pay or cause to be paid to Lender the Obligations in full at the time and in the manner stated in the Note and in this Security Instrument and other Loan Documents at any time before the sale hereinafter provided for, and shall well and truly perform, comply with and observe each and every covenant, agreement, term and condition of this Security Instrument and of the other Loan Documents, then these presents and the estate granted hereby shall cease, determine and become void, and Lender shall (at the expense of Borrower), release and discharge the lien and terminate the security interest of this Security Instrument.

IN FURTHERANCE OF THE FOREGOING, Borrower hereby warrants, represents, covenants, and agrees as follows:

  ARTICLE I. OBLIGATIONS

Section 1.1     Obligations.   This Security Instrument is executed, acknowledged, and
delivered  by  Borrower  to  secure  and  enforce  the  following  obligations  (collectively,  the “Obligations”):

(a)           Payment and performance of all obligations of Borrower under the Note;

(b)           Performance of every obligation, covenant, and agreement of Borrower arising under or in connection with this Security Instrument, the Loan Agreement and all other Loan Documents (as defined in Section 1.2 hereof);

(c)           Payment of all sums advanced pursuant to the terms of this Security Instrument to protect and preserve the Collateral and the lien and security interest hereby created therein;

(d)           Payment of all sums advanced and costs and expenses incurred by Lender in connection with the Obligations, or any part thereof, any renewal, extension or change of or substitution for the Obligations or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender;

(e)           Payment of all indebtedness and liabilities and performance of all other obligations of Borrower to Lender arising pursuant to or in connection with any interest rate swap agreement, interest rate cap agreement, hedging agreement or other interest rate protection arrangements now or hereafter made between Borrower and Lender to hedge the floating interest rate expenses of the Note;

(f)           Payment of all other indebtedness and liabilities and performance of all other obligations of Borrower to Lender arising pursuant to or in connection with this Security Instrument, the Loan Agreement or any other Loan Document; and

(g)           All renewals, extensions, amendments, modifications, consolidations, and changes of, or substitutions or replacements for, all or any part of the items described under clauses (a) through (f) above.

Exhibit D to Term Loan and Security Agreement

Section 1.2 Loan Documents. This Security Instrument, the Loan Agreement, the Note, the Assignment of Leases and Rents dated as of the date hereof from Borrower in favor of Lender, the Guaranty Agreement dated as of the date hereof from TechPrecision Corporation (the “Guarantor”) in favor of Lender (the “Guaranty”), the Environmental Indemnity Agreement dated as of the date hereof from Borrower and Guarantor in favor of Lender, the Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals dated as of the date hereof from Borrower in favor of Lender, the UCC-1 Financing Statements, the Compliance Agreement dated as of the date hereof from Borrower in favor of Lender, the Guarantor’s Certificate of No Adverse Change dated as of the date hereof from Guarantor in favor of Lender, the Fee Representation Letter dated as of the date hereof from Borrower and Guarantor, and any other mortgage, security agreement, assignment of leases and rents, environmental indemnity agreement, cash collateral agreement, guaranty, ISDA master agreement or other interest rate hedging or protection agreement, or other agreement or mortgage now or hereafter made to evidence or further secure the payment and performance of any of the Obligations or otherwise made in connection with the Obligations, are herein referred to collectively as the “Loan Documents.”

ARTICLE II.

REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants to Lender as follows:

Section 2.1 Title. Borrower owns the Premises and Improvements in  fee  simple absolute, and has good and marketable title to the Collateral, free and clear of all liens, charges, encumbrances, and security interests whatsoever, except the Permitted Liens. Borrower will forever warrant and defend its title to the Collateral, and the validity, enforceability, and priority of the lien and security interest created hereby, against the claims of all persons except the Permitted Liens.

Section 2.2 Legal Status and Authority. Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including the Collateral) and carry on its business as now conducted and proposed to be conducted.

Section 2.3 Validity of Loan Documents. The execution and delivery, and the performance by Borrower of the terms of the Loan Documents (i) are within the company power of Borrower; (ii) have been authorized by all requisite company action; (iii) will not violate, conflict with, result in a breach of, or constitute (with notice or lapse of time, or both) a default under any provision of law, any order or judgment of any court or governmental authority, the articles of organization, operating agreement, or other governing instrument of Borrower, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its property is or may be bound or affected, and Borrower has received all necessary approvals and consents, company, governmental, or otherwise; (iv) will not result in the creation or imposition of any lien, charge, or encumbrance whatsoever upon any of its properties or assets, except the lien and security interest created hereby; and (v) will not require any authorization or license from, or any filing with, any governmental or other body (except for the filing or recording of this Security Instrument and the other applicable loan documents). The Loan Documents constitute legal, valid, and binding obligations of Borrower.

Exhibit D to Term Loan and Security Agreement

Section 2.4 Litigation. There is no action, suit, or  proceeding,  judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to the best knowledge of Borrower, threatened or contemplated against, or affecting, Borrower or the Collateral.

Section 2.5Status of Collateral.

(a)           The Premises and Improvements are not located in an area identified by the Secretary of Housing and Urban Development, or any successor thereto, as an area having special flood, mudslide, and/or flood-related erosion hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law.

(b)           Borrower has all necessary certificates, permits, licenses, and other approvals, governmental and otherwise (including all zoning, building code, land use, environmental and similar approvals), necessary for the operation of the Premises and Improvements, all of which are in full force and effect as of the date hereof and all operations conducted thereon are in substantial compliance with such approvals.

(c)           The Premises and Improvements, and the present and contemplated use and occupancy thereof, are in full compliance with all applicable zoning ordinances, building codes, land use, and other similar laws.

(d)           The Premises and Improvements are served by all utilities required for the contemplated use thereof.

(e)           All public roads and streets necessary to serve the Premises and Improvements for the contemplated use thereof have been completed, are serviceable in all weather, and, where required by the appropriate governmental entities, have been dedicated to and formally accepted by such governmental entities.

(f)           All costs and expenses of any and all labor, materials, supplies, and equipment used in the construction of the Improvements have been paid in full.

(g)           Borrower has paid in full for, and is the owner of, all furnishings, fixtures, and equipment (other than lessees’ property) used in connection with the operation of the Premises, free and clear of any and all security interests, liens, or encumbrances, except for the Permitted Liens.

(h)         There is no proceeding pending for the total or partial condemnation of the Collateral.

Exhibit D to Term Loan and Security Agreement

(i)           All taxes and governmental assessments, water, sewer and municipal charges, if any, that are due and owing as of the date hereof and which, if not paid, would create a lien on or affect the ownership interest of Borrower with respect to the Collateral, have been paid.

(j)           Borrower has not entered into any management agreement concerning the Collateral, and Borrower does not have any obligation to pay any management fees in connection with management of the Collateral.

(k)           Borrower has not accepted rent under the Leases or under any rental or occupancy agreement more than thirty (30) days in advance of its due date.

ARTICLE III.

COVENANTS AND AGREEMENTS

Borrower covenants and agrees with Lender as follows:

Section 3.1 Payment of Obligations.  Borrower shall pay when due and shall perform the Obligations.

Section 3.2 Continuation of Existence. Borrower shall maintain in good standing its existence under the laws of the Commonwealth of Massachusetts and shall not (i) dissolve, terminate, or otherwise dispose of, directly or indirectly or by operation of law, all or substantially all of its assets; (ii) reorganize, convert or change its legal structure without the prior written consent of Lender; or (iii) change its name, the address of its principal offices, or the name under which Borrower conducts its business without promptly notifying Lender of such change.

Section 3.3Taxes, Liens, and Other Charges.

(a)           Subject to Permitted Protests, Borrower shall provide for payments when due of all taxes, liens, assessments, dues, fines, impositions and public charges, general and special, ordinary and extraordinary, of every character (including penalties and interest), now or hereafter levied or assessed upon or against the Collateral (collectively, the “Assessments”). Borrower shall also pay (i) all income, franchise, and other taxes and governmental charges levied, assessed, or imposed by the United States of America, or any state, any political subdivision thereof, or any other taxing authority upon Borrower or in respect of any of the Collateral which, if unpaid, would become a lien or charge upon the Collateral, or any part thereof; and (ii) all charges made by utility companies, public or private, for services furnished or used in connection with the Collateral (together with the Assessments, collectively, “Impositions”).
(b)           Borrower shall pay all taxes (excluding income, franchise, and doing business taxes), assessments, charges, expenses, costs, and fees (including registration and recording fees) levied on, or assessed against Lender, to the extent same are incurred in connection with any of the Loan Documents or the Loan. Borrower shall also pay all stamp and other similar taxes required to be paid in connection with the Obligations.

Section 3.4 Defense of Title and Litigation.  Subject to the Permitted Liens, if the lien or security interest created by this Security Instrument, or the validity, enforceability, or priority thereof or of this Security Instrument, or if title or any of the rights of Borrower or Lender in or to the Collateral, shall be endangered or questioned, or shall be attacked directly or indirectly, or if any action or proceeding is instituted against Borrower or Lender with respect thereto, Borrower will promptly notify Lender thereof and will diligently endeavor to cure any defect which may be claimed, and will take all necessary and proper steps for the defense of such action or proceeding, including the employment of counsel, the prosecution or defense of litigation, and, subject to Lender’s approval, the compromise, release, or discharge of any and all adverse claims. Lender (whether or not named as a party to such actions or proceedings) is hereby authorized and empowered (but shall not be obligated) to take such additional steps as it may deem necessary or proper for the defense of any such action or proceeding or the protection of the lien, security interest, validity, enforceability, or priority of this Security Instrument, or of such title or rights, including the employment of counsel, the prosecution or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, and the removal of such prior liens and security interests. Borrower shall, on demand, reimburse Lender for all expenses (including reasonable attorneys’ fees and disbursements) incurred by it in connection with the foregoing matters. All such costs and expenses of Lender, until reimbursed by Borrower, shall be part of the Obligations and shall be deemed to be secured by this Security Instrument.

Section 3.5Operation and Maintenance of Collateral.

(a)           Repair and Maintenance. Borrower will operate and maintain the Premises, the Improvements, and the other Collateral in good order, repair, and operating condition; will promptly make all necessary repairs, renewals, replacements, additions, and improvements thereto, interior and exterior, structural and nonstructural, foreseen  and unforeseen, or otherwise necessary to ensure that the same as part of the security under this Security Instrument shall not in any material way be diminished or impaired; and will not cause or allow any of the Premises, the Improvements, or any other Collateral to be misused or wasted or to materially deteriorate.   No part of the Improvements shall be removed, demolished, or structurally  or  materially  altered,  nor  shall  any  new  building,  structure,  facility,  or  other improvement be constructed on the Premises without Lender’s prior written consent.

Exhibit D to Term Loan and Security Agreement

(b)           Replacement of Collateral. Except for Permitted Dispositions (as defined in the Loan Agreement), Borrower will keep the Premises and the Improvements fully equipped, and will replace all worn out or obsolete Collateral with fixtures or personal property comparable thereto when new, and will not, without Lender’s prior written consent, remove from the Premises or the Improvements any fixtures or personalty covered by this Security Instrument unless the same is replaced by Borrower with an article of equal suitability and value when new, owned by Borrower free and clear of any lien or security interest (other than Permitted Liens).

(c)           Compliance with Laws. Borrower will perform and comply promptly with, and cause the Collateral to be maintained, used, and operated in accordance with, any and all (i) present and future laws, ordinances, rules, regulations, and requirements of every duly- constituted governmental or quasi-governmental authority or agency applicable to Borrower or the Collateral; (ii) similarly applicable orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) similarly applicable duties or obligations of any kind imposed under any Permitted Encumbrance or otherwise by law, covenant, condition, agreement, or  easement, public or private; and (iv) policies of insurance at any time in force with respect to the Collateral. If Borrower receives any notice that Borrower or the Collateral is in default under or is not in compliance with any of the foregoing, or notice of any proceeding initiated under or with respect to any of the foregoing, Borrower will promptly furnish a copy of such notice to Lender.

(d)           Zoning; Title Matters. Borrower will not, without the prior written consent of Lender, (i) initiate or support any zoning reclassification of the Premises or the Improvements, seek any variance under existing zoning ordinances applicable to the Premises or the Improvements, or use or permit the use of the Premises and Improvements in a manner which would require any variance or special use permit under applicable zoning ordinances;  (ii) modify, amend, or supplement any of the permitted title encumbrances; (iii) impose any restrictive covenants or encumbrances upon the Collateral, execute or file any subdivision plat affecting the Premises or the Improvements, or consent to the annexation of the Premises or the Improvements to any municipality; or (iv) permit or suffer the Premises and the Improvements to be used by the public or any person in such manner as might make possible a claim of adverse usage or possession, or of any implied dedication or easement.

(e)           No Cooperative or Condominium. Borrower shall not operate or permit the Premises or the Improvements to be operated as a cooperative, condominium, or other form of ownership in which the lessees or other occupants thereof participate in the ownership, control, or management of the Premises, Improvements, or any part thereof, as lessees, stockholders, or otherwise.

Section 3.6                      Insurance.

(a)           Type of Insurance Coverage. Borrower shall keep the Premises, the Improvements, and the other Collateral insured for the benefit of Borrower and Lender by procuring and maintaining the following types of insurance:

(i)           comprehensive, “All Risks” property insurance providing “special” form coverage in form and content as the Lender may from time to time reasonably require and against hazards as the Lender may from time to time reasonably require on the Improvements and personal property contained therein and in each case (A) in an amount equal to 100% of the “Full Replacement Cost,” which for the purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavation, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement and replacement cost endorsement with respect to the Improvements and personal property contained therein waiving all co-insurance provisions; (C) providing that the deductible not exceed Twenty-Five Thousand Dollars ($25,000.00); and (D) containing Demolition Costs, Increased Cost of Construction and “Ordinance or Law Coverage” or “Enforcement” endorsements in amounts satisfactory to Lender if any of the Improvements or the use of the Collateral shall at any time constitute legal non-conforming structures or uses or the ability to rebuild the Improvements is restricted or prohibited. The Full Replacement Cost may be redetermined from time to time by an appraiser or contractor designated and paid by Lender or by an engineer or appraiser in the regular employ of the insurer. No omission on the part of Lender to request any such appraisals shall relieve Borrower of any obligations under this subsection;

Exhibit D to Term Loan and Security Agreement

(ii)           if Borrower leases the Premises and upon Lender’s request, rent or business interruption or use and occupancy insurance, on such basis and in such amounts as shall be satisfactory to Lender, and in any event not less than an amount equal to one (1) year’s total income from the Premises and the Improvements, including, but not limited to, all rent and all other income such as lessee reimbursement of operating expenses, with the amount to be determined each year based on Borrower’s reasonable estimate of such income for the succeeding twelve (12) month period;

(iii)           flood insurance if any portion of the Improvements is currently or at any time in the future located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood, mudslide and flood-related erosion hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, modified, supplemented, or replaced from time to time;

(iv)           commercial general liability insurance on an [occurrence]1 basis covering Borrower and Lender against claims for bodily injury, death, property damage and personal injury occurring in, upon, or about or resulting from the Premises, the Improvements, or any other Collateral, or any street, drive, sidewalk, curb, or passageway adjacent thereto, in standard form and with such coverages and in such minimum amounts and with such minimum limits as may be reasonably acceptable to Lender;

1 Note: Borrower confirming that such policy is on an occurrence basis and not a claims basis.

Exhibit D to Term Loan and Security Agreement

(v)           worker’s compensation, subject to the statutory limits of the state in which the Premises is located, and employer’s liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 per disease policy limit in respect of any work or operations on or about the Premises, or in connection with the Improvements or any other Collateral or its operation (if applicable); and

(vi)           such other insurance in such form and in such amounts as may from time to time be required by Lender against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Premises and the Improvements.

(b)           Form of Policy. All insurance required under this Section shall be continuously maintained in full force and effect, and be nonassessable, and the policies therefor shall contain such clauses and endorsements as Lender shall from time to time request, in its reasonable discretion, including but not limited to clauses or endorsements to the effect that such policies shall not be canceled, terminated or coverage thereunder reduced without the insurer thereunder giving at least thirty (30) days prior written notice to Lender, and shall be in such form and amounts and be issued by such insurance companies doing business in the jurisdiction in which the Premises are located as shall be approved by Lender. All such policies shall have a minimum term of not less than one year. All such policies shall be issued by insurance companies qualified under the laws of the Commonwealth of Massachusetts and duly authorized and licensed to transact business in such State and reflecting a claims paying ability rating of “A” or better and a financial class of “IX” or better as determined by A.M. Best Company, Inc. Without limiting the foregoing, the insurance policies provided for in Sections 3.6(a)(i), (ii), and (iii) above shall be first payable in case of loss to Lender, and shall contain standard mortgagee clauses and lender’s loss payable endorsements in form and substance acceptable to Lender, and shall also contain a waiver of subrogation clause. The insurance policies provided for in Section 3.6(a) above shall name Lender as an additional insured.

(c)           Original Policies. Borrower shall deliver to Lender original or certified copies of policies evidencing the insurance required under Sections 3.6(a)(i), (ii), (iii), (iv) and (v) above. Borrower shall also deliver to Lender originals or certified copies of any and all renewal policies at least thirty (30) days prior to the expiration of each such policy. If original policies and renewal policies are unavailable or if such coverage is under a blanket policy, Borrower shall deliver to Lender duplicate originals of such policies or, if unavailable, original certificates from the issuing insurance companies evidencing that such policies are in full force and effect, together with certified copies of the original policies.

(d)           Transfer of Title. In the event of foreclosure of this Security Instrument or other transfer of title or assignment of the Premises and the other Collateral in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Borrower in and to all policies of insurance required under this Section or otherwise then in force with respect thereto, and all proceeds payable thereunder and unearned premiums thereon, shall immediately vest in the purchaser or other transferee of the Premises and the other Collateral.

(e)           Approval Not Warranty. No approval by Lender of any insurer shall be construed to be a representation, certification, or warranty of its solvency, and no approval by Lender as to the amount, type, and/or form of any insurance shall be construed to be a representation, certification, or warranty of its sufficiency.

Exhibit D to Term Loan and Security Agreement

Section 3.7                      Damage and Destruction of Collateral.

(a)            Borro wer ’s Obligations . In the event of any damage to or loss or destruction of the Collateral, (i) Borrower shall promptly notify Lender of such event and take such steps as shall be necessary to preserve any undamaged portion of the Collateral and (ii) if, pursuant to Section 3.7(b), the insurance proceeds are applied to the restoration, replacement, or rebuilding of such Collateral (but regardless whether such insurance proceeds, if any, shall be sufficient for the purpose), Borrower shall promptly (and, in any event, prior to the date on which any lessee under any Lease shall be entitled to cancel or terminate said Lease because of any such damage, loss or destruction) commence and diligently pursue to completion the restoration, replacement, and rebuilding of the Collateral as nearly as possible to its value, condition, and character immediately prior to such damage, loss, or destruction and in accordance with plans and specifications approved, and with other provisions for the preservation of the security hereunder established, by Lender.

(b)            Lend er’s Rights; Application of Proceeds . In the event that any portion of the Collateral is so damaged, destroyed, or lost, and such damage, destruction, or loss is covered, in whole or in part, by insurance described in Section 3.6, then (i) Lender may, but shall not be obligated to, make proof of loss if not made promptly by Borrower and is hereby authorized and empowered by Borrower to settle, adjust, or compromise any claims for damage, destruction, or loss thereunder; (ii) each insurance company concerned is hereby authorized and directed to make payment therefor directly to Lender; and (iii) Lender shall have the right to apply the insurance proceeds, first, to reimburse Lender for all costs and expenses, including adjustors’ and attorneys’ fees and disbursements, incurred in connection with the collection of such proceeds and, second, the remainder of such proceeds shall be applied, at Lender’s option, either (A) in payment of all or any part of the Obligations, whether or not then due and payable, in the order and manner determined by Lender (provided that to the extent that any Obligation shall remain outstanding after such application, such unpaid Obligation shall continue in full force and effect and Borrower shall not be excused in the payment thereof), or to the cure of any then current default hereunder; or (B) to the restoration, replacement, or rebuilding, in whole or in part, of the portion of the Collateral so damaged, destroyed, or lost, provided that any insurance proceeds held by Lender to be applied to the restoration, replacement, or rebuilding of the Premises shall be so held without payment or allowance of interest thereon and shall be paid out from time to time upon compliance by Borrower with such provisions and requirements as may be imposed by  Lender.    Notwithstanding  the  above,  after  reimbursement  of  Lender  for  all  costs  and expenses, including adjustors’ and reasonable attorneys’ fees and disbursements, incurred in connection with the collection of such proceeds, the Lender shall allow Borrower to use the insurance proceeds for the restoration or replacement of the Collateral provided that (i) the proceeds total less than $50,000 for any single event of loss, or (ii) Lender shall reasonably determine that (a) the restoration or replacement of the Collateral can be completed prior to the Maturity Date (as defined in the Loan Agreement), (b) that the insurance proceeds will be sufficient to complete the restoration or, if the amount of the insurance proceeds is not sufficient to restore or replace the Collateral, Borrower deposits with Lender an amount equal to the difference between Lender’s estimated costs of such restoration or replacement and the amount of the insurance proceeds, and (c) the Collateral will be restored or replaced such that the fair market value (as reasonably determined by Lender) of the Collateral shall be at least equal to the pre-casualty value. In the event that Borrower shall have received all or any portion of such insurance proceeds, or any other proceeds in respect of such damage or destruction, Borrower, upon demand from Lender, shall pay to Lender an amount equal to the amount so received by Borrower, to be applied pursuant to this section. Notwithstanding anything herein or at law or in equity to the contrary, none of the insurance proceeds or payments in lieu thereof paid to Lender as herein provided shall be deemed trust funds, and Lender shall be entitled to dispose of such proceeds as provided in this Section. Borrower expressly assumes all risk of loss, including a decrease in the use, enjoyment, or value of the Collateral, from any casualty whatsoever, whether or not insurable or insured against.

Section 3.8                      Condemnation.

(a)            Borro wer ’s Obligations ; Proceedings . Promptly upon obtaining knowledge of any pending or threatened institution of any proceedings for the condemnation of the Collateral, or any part or interest therein, or of any right of eminent domain, or of any other proceedings arising out of injury or damage to or decrease in the value of the Collateral (including any change in any street, whether as to grade, access, or otherwise), or any part thereof or interest therein, Borrower will notify Lender of the threat or pendency thereof. Lender may participate in any such proceedings (but shall not be obligated to do so), and Borrower from time to time will execute and deliver to Lender all instruments requested by Lender or as may be required to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, shall deliver to Lender copies of all papers served in connection therewith, and shall consult and cooperate with Lender, its attorneys and agents, in the carrying on and defense of any such proceedings; provided that no settlement of any such proceeding shall be made by Borrower without Lender’s prior written consent.

(b)            Lend er’s Ri ghts to Proceeds . All proceeds of condemnation awards or proceeds of sale in lieu of condemnation, and all judgments, decrees, and awards for injury or damage to the Collateral are hereby assigned and shall be paid to Lender. Borrower agrees to execute and deliver such further assignments thereof as Lender may request, and authorizes Lender to collect and receive the same, to give receipts and releases therefor, and to appeal from any such judgment, decree, or award. Lender shall in no event be liable or responsible for failure to collect, or exercise diligence in the collection of, any of the same.

Exhibit D to Term Loan and Security Agreement

(c)           Application of Proceeds. Lender shall have the right to apply any proceeds, judgments, decrees, or awards referred to in subsection (b) of this Section, first, to reimburse Lender for all costs and expenses, including attorneys’ fees and disbursements, incurred in connection with the proceeding in question, and any appeal therefrom, or in the collection of such amounts and, second, the remainder of such proceeds, judgments, decrees, or awards shall be applied or paid, at Lender’s option but subject to Section 3.8(d), either (A) in payment of all or any part of the Obligations, whether or not then due and payable, in the order and manner determined by Lender, or to the cure of any then current default hereunder; or (B) first, to the repair and restoration of the Collateral, if any is deemed necessary by Lender as a result of the condemnation and, second, to Borrower for its own use. In the event that Borrower shall have received all or any portion of such proceeds, judgments, decrees, or awards, Borrower, upon demand from Lender, shall pay to Lender an amount equal to the amount so received by Borrower, to be applied as Lender shall have the right pursuant to this subsection. Notwithstanding the above, after reimbursement of Lender for all costs and expenses, including attorneys’ fees and disbursements, incurred in connection with the proceeding in question, and any appeal therefrom, or in the collection of such amounts, the Lender shall allow Borrower to use any proceeds, judgments, decrees, or awards referred to in subsection (b) of this Section for the restoration or replacement of the Collateral provided that (i) the proceeds total less than $50,000 for any single condemnation action, or (ii) Lender shall reasonably determine that (a) the restoration or replacement of the Collateral can be completed prior to the Maturity Date (as defined in the Loan Agreement), (b) that the proceeds will be sufficient to complete the restoration or, if the amount of the proceeds is not sufficient to restore or replace the Collateral, Borrower deposits with Lender an amount equal to the difference between Lender’s estimated costs of such restoration or replacement and the amount of the proceeds, and (c) the Collateral will be restored or replaced such that the fair market value (as reasonably determined by Lender) of the Collateral shall be at least equal to the pre-condemnation value.

(d)           Effect on the Obligations. Notwithstanding any condemnation, taking, or other proceeding referred to in this Section causing injury to or decrease in value of the Collateral (including a change in any street, whether as to grade, access, or otherwise), or any interest therein, Borrower shall continue to pay and perform the Obligations as provided herein. Any reduction in the Obligations resulting from such application shall be deemed to take effect only on the date of receipt by Lender of such proceeds, judgments, decrees or awards and application against the Obligations, provided that if prior to the receipt by Lender of such proceeds, judgments, decrees, or awards, the Collateral shall have been sold on foreclosure of this Security Instrument, or shall have been transferred by deed-in-lieu of foreclosure, Lender shall have the right to receive the same to the extent of any deficiency found to be due upon such sale, with legal fees and disbursements incurred by Lender in connection with the collection thereof.

Section 3.9                      Liens and Liabilities.

(a)           Discharge of Liens. Borrower shall pay, bond, or otherwise discharge, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Collateral, or on the revenues, rents, issues, income, or profits arising therefrom and, in general, Borrower shall do, or cause to be done, at Borrower’s sole cost and expense, everything necessary to fully preserve the lien and security interest created by this Security Instrument and the priority thereof.
(b)           Creation of Liens. Borrower shall not, without Lender’s prior written consent, create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, deed to secure debt, voluntary or involuntary lien, whether statutory, constitutional, or contractual (except for Impositions which are not yet due and payable), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Collateral, prior to, on a parity with, or subordinate to the lien of this Security Instrument, other than Permitted Lien.

Section 3.10 Transfer of Collateral/Due on Sale. Borrower acknowledges that Lender has relied upon the principals of Borrower and their experience in owning, constructing, developing and operating the Collateral and properties similar to the Collateral in connection with the closing of the loan evidenced by the Note. Accordingly, in the event that the Collateral or any part thereof or direct or indirect therein or any membership interests, partnership interests other interest in Borrower shall be sold, conveyed, disposed of, alienated, hypothecated, leased (except to tenants of space in the Improvements under Leases permitted by this Security Instrument), assigned, pledged, mortgaged, further encumbered or otherwise transferred or Borrower shall be divested of its title to the Collateral or any interest therein, in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Lender being first obtained, which consent may be withheld in Lender’s sole discretion, then the same shall constitute an Event of Default and Lender shall have the right, at its option, to declare any or all of the Obligations, irrespective of any maturity date specified in the Note, immediately due and payable and to otherwise exercise any of its other rights and remedies contained in Article VI hereof. For the purposes of this Section, each of the following shall be deemed to be a transfer of an interest in the Collateral: (i) in the event Borrower or any partner or member of Borrower is an individual or an entity other than a corporation or trust or limited liability company, a direct or indirect change in the ownership interests in Borrower or any partner, any joint venturer or any member, either voluntarily, involuntarily or otherwise, or the direct or indirect sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of all or any portion of the interests of Borrower or of any such partner, joint venturer or member in Borrower or of such partner or member (whether in the form of a beneficial or partnership interest or in the form of a power of direction, control or management, or otherwise); (ii) in the event Borrower is a corporation or trust or limited liability company, the direct or indirect sale, conveyance, transfer, disposition, alienation, hypothecation or encumbering of the issued and outstanding capital stock of Borrower (or the issuance of new shares of capital stock of Borrower (in one or a series of transactions) such that, after giving effect to such issuance and any prior issuance, more than forty-nine percent (49%) in the aggregate of the outstanding capital stock of Borrower is owned by any person or entity and their affiliates unless such person or entity and their affiliates owned more than forty-nine percent (49%) of the outstanding capital stock of Borrower as of the date hereof); and (iii) any change in the management or decision making control over Borrower or the Collateral.

Exhibit D to Term Loan and Security Agreement

Section 3.11                      Tax and Insurance Deposits.

(a)           Monthly Deposits. Upon Lender’s request after and during the continuance of a Material Adverse Effect or an Event of Default, Borrower shall deposit with Lender in a non-interest bearing account, or at Lender’s request, with its servicing agent, on the first day of each and every month, commencing with the date the next payment of interest and/or principal and interest shall become due under the Note, a deposit to pay the Assessments (as defined in Section 3.3 hereof) and insurance premiums which will next become due on the insurance policies required by this Security Instrument (hereinafter collectively referred to as the “Charges”) in an amount equal to:

(i)           One-twelfth (1/12th) of the annual Assessments next to become due upon the Collateral; provided that, with the first such deposit, there shall be deposited in addition an amount as estimated by Lender which, when added to monthly deposits to be made thereafter as provided for herein, shall assure to Lender’s satisfaction that there will be sufficient funds on deposit to pay the Impositions as they come due; plus

(ii)           One-twelfth (1/12th) of the annual premiums on each policy of insurance required to be maintained by this Security Instrument; provided that with the first such deposit there shall be deposited, in addition, an amount equal to one-twelfth (1/12th) of such annual insurance premiums multiplied by the number of months elapsed between the date premiums on each policy were last paid to and including the date of deposit, provided that the amount of such deposits shall be based upon Lender’s estimate as to the amount of Assessments and insurance premiums next to be payable and may require that the full amount of such payment will be available to Lender at least one month in advance of the due date. Prior to the payment due dates, Borrower shall obtain the original Assessments and insurance premiums bills and forward them immediately to Lender upon Borrower’s receipt thereof.  Lender will, upon timely presentation to Lender by the Borrower of the bills therefor, pay the Charges from such deposits directly to the taxing authority or the insurance carrier as the case may be, or return such amount to the Borrower so it can make such payments. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior deposits shall be less than the currently estimated monthly amounts, then the Borrower shall immediately pay to Lender on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited towards subsequent Charges.

(b)           Use of Deposits. Except to the extent required by applicable law, all funds so deposited shall, until so applied, constitute additional security for the Obligations, shall be held by Lender in a separate escrow account, shall not be commingled with other funds of Lender, and, provided that no Event of Default (as defined in Section 6.1) shall have occurred and be continuing hereunder, shall be applied in payment of the aforesaid amounts prior to their becoming delinquent, but only to the extent that Lender shall have such funds on hand, provided that Lender shall not have any obligation to use said funds to pay (i) any installment of Assessments prior to the last day on which payment thereof may be made without penalty or interest, or to pay any insurance premium prior to the due date thereof; or (ii) any of the aforesaid amounts unless Lender shall have been furnished with the bills or invoices therefor in sufficient time to pay the same before any penalty or interest attaches and before said policies of insurance lapse, as the case may be. If an Event of Default shall have occurred  and  be continuing hereunder, or if the Obligations shall be accelerated as herein provided, all funds so deposited may, at Lender’s option, be applied to the Obligations in the order determined by Lender or to cure said Event of Default or as provided in this Section. In no event shall Borrower claim any credit against the principal and interest due hereunder for any payment or deposit for taxes or insurance. Neither Lender nor its servicing agent shall be liable for any act or omission made or taken in good faith. In making any payments, Lender or its servicing agent may rely on any statement, bill or estimate procured from or issued by the payee without inquiry into the validity or accuracy of the same. If the taxes shown in the tax statement shall be levied on property more extensive than the Collateral, Lender shall be under no duty to seek a tax division or apportionment of the tax bill, and any payment of taxes based on a larger parcel shall be paid by the Borrower, the deposits to be made hereunder shall be based on the larger tax parcel and the Borrower shall expeditiously cause a tax subdivision to be made.

(c)           Transfer of Security Instrument. Upon an assignment or other transfer of this Security Instrument, Lender shall have the right to pay over the balance of such deposits in its possession to the assignee or other successor, and Lender shall thereupon be completely released from all liability with respect to such deposits, and Borrower or the owner of the Collateral shall look solely to the assignee or transferee with respect thereto.

Section 3.12 Inspection. Borrower shall allow Lender and its authorized representatives, or agents, including third-party property appraisers, environmental engineers, architects, engineers, and Lender’s employees, to enter upon the Collateral and conduct tests and to enter upon and inspect the Collateral, or any part thereof, at all reasonable times and upon reasonable prior notice, except in the event of an emergency when no notice shall be required and subject to the rights of tenants, and shall assist Lender and such representatives or agents in effecting said inspection.

Section 3.13                      Records, Reports, and Audits.

(a)           Maintenance of Records. Borrower shall keep and maintain at all times complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of the operation of the Premises and copies of all written contracts, Leases and other instrument which affect the Premises (including but not limited to all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). Borrower shall allow Lender or its authorized representatives at all reasonable times upon prior notice, at Borrower’s expense, to examine and make copies of all such books and records and all supporting data therefor at Borrower’s principal place of business, at the Premises or at such other place where such books, records, and data may be located. Borrower shall assist Lender or such representative in effecting such examination. Absent the occurrence and continuance of a Material Adverse Effect or an Event of Default, Lender shall not conduct any such examination more than twice during any twelve (12) month period.

Exhibit D to Term Loan and Security Agreement

(b)           Financial Reports.      Borrower shall furnish or cause to be furnished to Lender the financial statements and reports required by Section 5.6 of the Loan Agreement.
Section 3.14                      Intentionally Omitted.

Section 3.15                      Intentionally Omitted.

Section 3.16                      Intentionally Omitted.

Section 3.17 Subordination of Fees. The terms and conditions of all arrangements whereby Borrower, any guarantor, or any person, partnership, corporation, limited liability company or other entity related to or controlled by or under common control with Borrower or any guarantor or in which Borrower, any guarantor, or any member or manager of Borrower has a substantial interest, is or may be entitled to fees or commissions with respect to the Collateral or sales or leases of the Collateral shall be disclosed to Lender, and no payment of any fees or compensation may be made by or on behalf of Borrower to any of such persons or entities without Lender’s prior written consent, until the Loan is fully satisfied.

Section 3.18 Leases of Space. Borrower will, at its own cost and expense, perform, comply with and discharge all of the obligations of Borrower under any leases and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under any such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with the Borrower’s interest in any leases of the Premises. The Borrower will not borrow against, pledge or assign any of Borrower’s rights under the leases or any rentals due thereunder or consent to a subordination or assignment of the interest of the tenants thereunder to any party other than Lender, nor anticipate the rents thereunder for more than one (1) month in advance or reduce the amount of rents and other payments thereunder, nor waive, excuse, condone or in any manner release or discharge the tenants of or from their obligations, covenants, conditions and agreements to be performed, nor to incur any indebtedness to the tenants, nor enter into any additional leases of all or any part of the Premises without the prior written consent of Lender.

Section 3.19 Alterations and Renovations. Borrower agrees that, without the prior written consent of Lender, Borrower will not remove or expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which will alter the basic structure, adversely affect the market value or change the existing architectural character of the Premises. Borrower agrees that buildings, structures and improvements now or hereafter constructed on or in the Premises or repairs made to the Premises shall be completed in a good and workmanlike manner, in accordance with all applicable governmental laws, regulations, requirements and permits. Borrower agrees not to acquiesce in any rezoning classification, modification or restriction affecting the Premises without the written consent of Lender.

Exhibit D to Term Loan and Security Agreement

Section 3.20                      Property Management.

(a)           Without the prior written consent of the Lender, Borrower shall not (i) enter into a management agreement, (ii) surrender any management agreement, (ii) consent to the assignment by any property manager of its rights, duties or obligations under any management agreement, (iii) terminate or cancel any management agreement, or (iv) modify, change, supplement, alter or amend any management agreement, in any material respect, either orally or in writing.

(b)           Upon the occurrence and during the continuance of an Event of Default, the Lender may require, upon ten (10) Business Days prior written notice to Borrower, that Borrower retain a property manager, or select a new property manager if a property manager then exists, not affiliated with Borrower to manage the Collateral. If such a property manager is so required by the Lender, Borrower shall immediately seek to appoint a property manager acceptable to the Lender. Such newly appointed property manager shall enter into a property management agreement with Borrower satisfactory to the Lender. Borrower shall execute and deliver an Assignment of Management Agreement in form and substance reasonably satisfactory to the Lender, which shall be consented to and acknowledged by such newly appointed property manager.

Section 3.21 Further Acts. Borrower shall do and perform all acts necessary to keep valid and effective the charges and lien hereof, to carry into effect its objective and purposes, and to protect the lawful owner of the Note and the other Obligations. Promptly upon request by Lender, and at Borrower’s expense, Borrower shall execute, acknowledge, and deliver to Lender such other and further instruments and do such other acts as in the reasonable opinion of Lender may be necessary or desirable to (a) grant to Lender the highest available perfected lien on all of the Collateral; (b) correct any defect, error, or omission which may be discovered in the contents of this Security Instrument or any other Loan Document; (c) identify more fully and subject to the liens, encumbrances, and security interests and assignments created hereby any property intended by the terms hereof to be covered hereby (including, without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Collateral); (d) assure the first priority hereof and thereof subject to the Permitted Liens; and (e) otherwise effect the intent of this Security Instrument.

Exhibit D to Term Loan and Security Agreement

ARTICLE IV.

ADDITIONAL ADVANCES; EXPENSES; INDEMNITY

Section 4.1 Additional Advances and Disbursements. Borrower agrees that, if Borrower shall default in any of its Obligations to pay any amount or to perform any action, including its obligation under Section 3.3 to pay Impositions and under Section 3.6 to procure, maintain, and pay premiums on the insurance policies referred to therein, then Lender shall have the right, but not the obligation, in Borrower’s name or in its own name, and without notice to Borrower, to advance all or any part of such amounts or to perform any or all such actions, and, for such purpose and to the extent permitted by applicable law, Borrower expressly grants to Lender, in addition and without prejudice to any other rights and remedies hereunder, the right to enter upon and take possession of the Collateral to such extent and as often as it may deem necessary or desirable to prevent or remedy any such default. No such advance or performance shall be deemed to have cured such default by Borrower or any Event of Default with respect thereto. All sums advanced, all Collection Expenses (as hereinafter defined), and all expenses incurred by Lender in connection with such advances or actions, and all other sums advanced or expenses incurred by Lender hereunder or under applicable law (whether required or optional and whether indemnified hereunder or not) shall be part of the Obligations, shall bear interest at the rate stated in the Note for payments from and after maturity (the “Default Rate”), and shall be secured by this Security Instrument. Lender, upon making any such advance, shall be subrogated to all of the rights of the person receiving such advance.

Section 4.2 Other Expenses.

(a)           Borrower shall pay or, on demand, reimburse Lender for the payment of all appraisal fees, recording and filing fees, taxes, brokerage fees and commissions, abstract fees, title insurance premiums and fees, Uniform Commercial Code search fees, escrow fees, attorneys’ fees and disbursements, and all other costs and expenses of every character incurred by Borrower or Lender in connection with the granting, administration, enforcement, and closing (including the preparation of the Loan Documents) of the transactions contemplated hereunder or under the other Loan Documents, or otherwise attributable or chargeable to Borrower as owner of the Collateral. Lender shall have the right to obtain from time to time, at Borrower’s cost and expense, appraisals of the Collateral, provided that so long as no Event of Default shall have occurred which continues, Borrower shall only be obligated to pay for the costs and expenses associated with one such appraisal during any twelve (12) month period.

(b)           Borrower shall pay or, on demand, reimburse Lender for the payment of any costs or expenses (hereinafter referred to collectively as “Collection Expenses”), including third-party appraisal fees and expenses, environmental engineers’ fees and expenses, the cost of environmental testing and preparation of environmental reports, architects’ fees and expenses, engineers’ fees and expenses, travel costs of Lender’s employees, agents, and representatives, and reasonable attorneys’ fees and expenses incurred or expended in connection with or incidental to (i) any default or Event of Default by Borrower hereunder or (ii) the exercise or enforcement by or on behalf of Lender of any of its rights or remedies or Borrower’s obligations under this Security Instrument or under the other Loan Documents, including the enforcement, compromise, or settlement of this Security Instrument or the Obligations or the defense, assertion of the rights and claims of Lender hereunder in respect thereof, by litigation or otherwise.

Section 4.3 Indemnity. Borrower agrees to indemnify and hold harmless  Lender from and against any and all losses, liabilities, suits, obligations, fines, damages, judgments, penalties, claims, charges, costs, and expenses (including attorneys’ fees and disbursements) which may be imposed on, incurred or paid by or asserted against Lender by reason or on account of, or in connection with, (i) any default or Event of Default by Borrower hereunder or under the other Loan Documents; (ii) Lender’s exercise of any of its rights and remedies, or the performance of any of its duties, hereunder or under the other Loan Documents to which Borrower is a party; (iii) the construction, reconstruction, restoration, or alteration of the Collateral or any part thereof; (iv) any negligence or willful misconduct of Borrower, any lessee of the Premises, or any of their respective agents, contractors, subcontractors, servants, employees, licensees, or invitees; (v) any accident, injury, death or damage to any person or property occurring in, on, or about the Premises or the Improvements, or any street, drive, sidewalk, curb, or passageway adjacent thereto; or (vi) any other transaction arising out of or in any way connected with the Collateral (or any part thereof) or the Loan Documents, provided, however, that any such indemnity provided herein above shall not apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result solely from the gross negligence or willful misconduct of the Lender. Any amount payable to Lender under this Section shall be deemed a demand obligation, shall be part of the Obligations, shall bear interest at the Default Rate, and shall be secured by this Security Instrument.

Exhibit D to Term Loan and Security Agreement

ARTICLE V.

UNIFORM COMMERCIAL CODE

This Security Instrument shall constitute a security agreement under Article 9 of the Uniform Commercial Code (the “Code”) in each applicable jurisdiction with respect to any and all fixtures and personal property included in the description of the Collateral, now owned or hereafter acquired by Borrower, which might otherwise be deemed “personal property” and all accessions thereto and the proceeds thereof (collectively, the “Personal Property”). Borrower has granted and does hereby grant Lender a security interest in the Personal Property subject to the Permitted Liens and in all additions and accessions thereto, renewals and replacements thereof and all substitutions therefor and proceeds thereof for the purpose of securing all Obligations now or hereafter secured by this Security Instrument. The following provisions relate to such security interest:

(a)           Borrower hereby irrevocably authorizes Lender at any time and from time to time to file in any filing office in any Code jurisdiction any initial financing statements and amendments thereto to perfect and preserve Lender’s interest in the Collateral in a manner consistent  with  the  term  as  defined,  in  this  Security  Instrument  and  including  information relating to whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower. Borrower agrees to provide any such information to Lender promptly upon request. Borrower also ratifies its authorization for Lender to have filed in any filing office in any Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Borrower shall pay to Lender, from time to time, upon demand, any and all costs and expenses incurred by Lender in connection with the filing of any such initial financing statements and amendments, including attorneys’ fees and all disbursements. Such costs and expenses shall bear interest at the Default Rate from the date paid by Lender until the date repaid by Borrower, and such costs and expenses, together with such interest, shall be part of the Obligations and shall be secured by this Security Instrument.

(b)           Subject to the rights of the holders of any Permitted Liens, Borrower shall any time and from time to time take such steps as Lender may reasonably request for Lender to obtain “control” of any Personal Property for which control is a permitted or required method to perfect, or to insure priority of, the security interest in such Personal Property granted herein.

(c)           Upon the occurrence and during the continuance of an Event of Default, Lender shall have the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity or under this Security Instrument.

(d)           Terms defined in the Code and not otherwise defined in this Security Instrument shall have the same meanings in this Paragraph as are set forth in the Code. In the event that a term is used in Article 9 of the Code and also in another Article, the term used in this Paragraph is that used in Article 9. The term “control,” as used in this Paragraph, has the meaning given in Section 9-104, 9-105, 9-106 or 9-107 of Article 9, as applicable.

(e)           It is intended by Borrower and Lender that this Security Instrument be effective as a financing statement filed in the real estate records of Worcester County, Massachusetts as a fixture filing covering the Personal Property. A description of the Premises which relates to the Personal Property is set forth in Exhibit B attached hereto.

(f)           The information in the subsections below this paragraph is provided in connection with the filing of this Security Instrument as a financing statement as referred to above, and the Borrower hereby represents and warrants such information to be true and complete as of the date of this Security Instrument.

(h)           The Borrower is the record owner of the real estate described in this Security Instrument. The name and mailing address of the record owner of the real estate described in this Security Instrument is set forth in the first paragraph of this Security Instrument.

(i)           For purposes of the Code, Borrower is the Debtor. The name, mailing address, type of organization and state of formation of the Debtor (Borrower) is set forth in the first paragraph of this Security Instrument. The Organizational Identification Number of the Borrower is in the State of Delaware is 3528957.

Exhibit D to Term Loan and Security Agreement

(j)           For purposes of the Uniform Commercial Code, the Lender is the Secured Party. The name and mailing address of the Secured Party (Lender) is:

Revere High Yield Fund, LP
105 Rowayton Avenue
Rowayton, Connecticut 06853
Attn:  Clark Briner

ARTICLE VI. DEFAULTS AND REMEDIES

Section 6.1                      Events of Default.  The term “Event of Default,” as used in this Security
Instrument, shall mean the occurrence of any of the following events:

(a)           if Borrower shall fail to pay when the same shall become due and payable any sum required to be paid under the Note, hereunder or under any other Loan Document, whether of principal, interest, premium, fees, or otherwise; or

(b)           if any representation made herein, in the Loan Agreement or in any other Loan Document (including any certificate delivered in connection with any of the foregoing), or otherwise made by or on behalf of Borrower or any Guarantor in connection with the transactions contemplated under the Loan Documents, shall be false or misleading in any material respect when made; or

(c)           the Collateral (or any part thereof), or any legal, beneficial, or equitable interest therein, shall be sold, transferred, or encumbered in any way in violation of this Security Instrument or any other Loan Document; or

(d)           if Borrower or any Guarantor shall fail to perform any other term, covenant or agreement contained in any of the other Loan Documents after any applicable grace period contained therein or any “Event of Default” as defined or described in the Note, the Loan Agreement or any of the other Loan Documents occurs and is then continuing; or

(e) if Borrower abandons the Premises or the Improvements; or

(f)           if Borrower shall fail at any time to obtain, provide, maintain, keep in force, or deliver to Lender the insurance policies required by this Security Instrument and such failure shall continue for two (2) days after written notice from Lender; or

(g)           if any claim of priority (except a claim based upon a Permitted Lien) to this Security Instrument or any other document or instrument securing the Obligations by title, lien, or otherwise shall be upheld by any court of competent jurisdiction and such claim is not discharged,  satisfied,  vacated  or  bonded  within  twenty  (20)  days  after  entry,  or  shall  be consented to by Borrower; or

Exhibit D to Term Loan and Security Agreement

(h)           if Borrower or any Guarantor or any member or partner of Borrower or any Guarantor, or any maker, guarantor or surety of the Note shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts as they become due, or fail to pay its debts as they become due; or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in such proceedings, or shall not within sixty (60) days after the filing of such a petition have the same dismissed or vacated, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of its properties, or shall not within sixty (60) days after the appointment of a trustee, receiver or liquidator of any material part of its properties without Lender's consent have such appointment vacated; or

(i)           if default shall be made in the performance or observance of any provision contained in this Security Instrument other than those referred in (a) through (i) above, beyond the applicable grace period therefor or, if no such grace period is applicable, if the default has not been remedied within thirty (30) days after the occurrence thereof; or

(j)           if any “Event of Default” as defined or described in any other Loan Document occurs and is then continuing.

Section 6.2 Remedies. Upon the occurrence and during the continuance of any one or more Events of Default, Lender may (but shall not be obligated to), by Lender itself otherwise, in addition to any rights or remedies available to it hereunder or under the other Loan Documents, take such action, personally or by its agents or attorneys, with or without entry and without notice, demand, presentment, or protest (each and all of which are hereby waived), as it deems necessary or advisable to protect and enforce Lender’s rights and remedies against Borrower and in and to the Collateral, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting its rights or remedies:

(a)           declare the entire balance of the Obligations (including the entire principal balance thereof, all accrued and unpaid interest, and any premium and late charges thereon, and all other such sums secured hereby) to be immediately due and payable, and upon any such declaration the entire unpaid balance of the Obligations shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower, anything in the Loan Documents to the contrary notwithstanding.

(b)           institute a proceeding or proceedings, judicial, or nonjudicial, by advertisement or otherwise, for the complete or partial foreclosure of this Security Instrument or the complete or partial sale of the Collateral under the power or sale or under any applicable provision of law. Lender may sell the Collateral, and all estate, right, title, interest, claim and demand of Borrower therein, and all rights of redemption thereof, at one or more sales, as an entirety or in parcels, with such elements of real and/or personal property, and at such time or place and upon such terms as it may deem expedient, or as may be required by applicable law, and in the event of a sale, by foreclosure or otherwise, of less than all of the Collateral, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Collateral.

(c) Intentionally Omitted.

(d)           to the extent permitted under applicable law, Lender may elect to treat the fixtures included in the Collateral either as real property or as personal property, or both, and proceed to exercise such rights as apply thereto.

(e)           institute an action, suit, or proceeding in equity for the specific performance of any of the provisions contained in the Loan Documents.

(f)           apply for the appointment of a receiver, custodian, trustee, liquidator, or conservator of the Collateral, to be vested with the fullest powers permitted under applicable law, as a matter of right and without regard to or the necessity to disprove the adequacy of the security for the Obligations or the solvency of Borrower or any other person liable for the payment of the Obligations, and Borrower and each other person so liable waives or shall be deemed to have waived such necessity, and consents or shall be deemed to have consented to such appointment.

Exhibit D to Term Loan and Security Agreement

(g)           subject to the provisions and restrictions of any applicable law, enter upon the Premises and the Improvements, and exclude Borrower and its agents and servants wholly therefrom, without liability for trespass, damages, or otherwise, and take possession of all books, records, and accounts relating thereto and all other Collateral, and Borrower agrees to surrender possession of the Collateral and of such books, records, and accounts to Lender on demand after the happening of any Event of Default; and having and holding the same may use, operate, manage, preserve, control, and otherwise deal therewith and conduct the business thereof, either personally or by its superintendents, managers, agents, servants, attorneys or receivers, without interference from Borrower; and upon each such entry and from time to time thereafter may, at the expense of Borrower and the Collateral, without interference by Borrower and as Lender may deem advisable, (i) either by purchase, repair, or construction, maintain and restore the Collateral; (ii) insure or reinsure the same; (iii) make all necessary or proper repairs, renewals, replacements, alterations, additions, betterments, and improvements thereto and thereon; (iv) complete the construction of the Improvements and, in the course of such completion, may make such changes in the contemplated or completed Improvements as it may deem advisable; and (v) in every such case in connection with the foregoing have the right to exercise all rights and powers of Lender with respect to the Collateral, either in Borrower’s name or otherwise, including the right to make, terminate, cancel, enforce, or modify Leases, obtain and evict lessees and sublessees on such terms as Lender shall deem advisable, and to take any actions described in subsection (h) of this Section.

(h)           subject to the provisions and restrictions of any applicable law, Lender may, with or without entrance upon or taking possession of the Premises, collect, receive, sue for, and recover in its own name all Rents and cash collateral derived from the Premises, and after deducting therefrom all costs, expenses, and liabilities of every character incurred by Lender in collecting the same and in using, operating, managing, preserving, and controlling the Premises, and otherwise in exercising Lender’s rights under subsection (f) of this Section, including all amounts necessary to pay Impositions, insurance premiums, and other charges in connection with the Premises, as well as compensation for the services of Lender and its attorneys, agents, and employees, apply the remainder to the Obligations in the order and manner determined by Lender.

(i)           release any portion of the Collateral for such consideration as Lender may require without, as to the remainder of the Collateral, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the Obligations shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge, or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder.

(j)           Lender may take all actions permitted under the Uniform Commercial Code of the jurisdiction in which the Collateral is located; or

(k)           Lender may take any other action, or pursue any other right or remedy, as Lender may have under applicable law, and Borrower does hereby agree that Lender may so act.

In the event that Lender shall exercise any of the rights or remedies set forth in subsections (g) and (h) of this Section, Lender shall not be deemed to have entered upon or taken possession of the Collateral except upon the exercise of its option to do so, evidenced by its demand and overt act for such purpose, nor shall it be deemed a beneficiary or mortgagee in possession by reason of such entry or taking possession. Lender shall not be liable to account for any action taken pursuant to any such exercise other than for rents actually received by such party, nor liable for any loss sustained by Borrower resulting from any failure to let any portion of the Collateral, or from any other act or omission of Lender except to the extent such loss is caused by the willful misconduct, negligence or bad faith of such party. Borrower hereby consents to, ratifies, and confirms the exercise by Lender of said rights and remedies, and appoints Lender as its attorney-in-fact, which appointment shall be deemed to be coupled with an interest and irrevocable, for such purposes.

Section 6.3 Expenses. In any proceeding, judicial or otherwise, to foreclose this Security Instrument or enforce any other remedy of Lender under the Loan Documents, there shall be allowed and included as an addition to and a part of the Obligations in the decree for sale or other judgment or decree all Collection Expenses and all other expenditures and expenses, including reasonable attorneys’ fees, which may be paid or incurred in connection with the exercise by Lender of any of its rights and remedies provided or referred to in Section 6.2, or any comparable provision of any other Loan Document, together with interest thereon at the rate specified in the Note, and the same shall be part of the Obligations and shall be secured by this Security Instrument.

Exhibit D to Term Loan and Security Agreement

Section 6.4                     Additional Provisions as to Remedies.

(a)           No right or remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and continuing, shall be in addition to every other right or remedy given hereunder, or under the other Loan Documents or now or hereafter existing at law or in equity, and may be exercised from time to time and as often as may be deemed expedient by Lender.

(b)           No delay or omission by Lender to exercise any right or remedy hereunder upon any default or Event of Default shall impair such exercise, or be construed to be a waiver of any such default or Event of Default, or an acquiescence therein.

(c)           The failure, refusal, or waiver by Lender of its right to assert any right or remedy hereunder upon any default or Event of Default or other occurrence shall not be construed as waiving such right or remedy upon any other or subsequent default or Event of Default or other occurrence.

(d)           Lender shall not have any obligation to pursue any rights or remedies it may have under any other agreement prior to pursuing its rights or remedies hereunder or under the other Loan Documents.

(e)           No recovery of any judgment by Lender and no levy of an execution upon the Collateral (or any part thereof) or any other property of Borrower shall affect, in any manner or to any extent, the lien and security interest created by this Security Instrument upon and in the Collateral, or any liens, security interests, rights, powers, or remedies of Lender hereunder, and such liens, rights, powers, and remedies shall continue unimpaired as before.

(f)           Lender may resort to any security given by this Security Instrument or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Lender may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights, or benefits granted hereunder.

(g)           Acceptance of any payment after the occurrence of any default or Event of Default  shall  not  be deemed a waiver or a  cure of such default or Event of Default, and acceptance of any payment less than any amount then due shall be deemed an acceptance on account only.

(h)           In the event that Lender shall have proceeded to enforce any right or remedy hereunder by foreclosure, sale, entry, or otherwise, and such proceeding shall be discontinued, abandoned, or determined adversely for any reason, then Borrower and Lender shall be restored to their former positions and rights hereunder with respect to the Collateral, subject to the lien and security interest hereof.

ARTICLE VII.

ADDITIONAL PROVISIONS

Section 7.1     Sales or Participations.  Lender may from time to time sell or assign, in whole or in part, or grant participations in the Note, the other Loan Documents, and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between Lender and such holder so provides, shall be entitled to all of the rights, obligations and benefits of Lender and deemed to hold and may exercise the rights of setoff or banker’s lien with respect to any and all obligations of such holder to the undersigned, in each case as fully as though the undersigned were directly indebted to such holder. Lender shall endeavor to give notice to the undersigned of such sale, assignment or participation; however, the failure to give such notice shall not affect any of Lender’s or such holder’s rights hereunder.

Section 7.2 Disclosure of Financial Information. Lender is hereby authorized to disclose any financial or other information about Borrower or any guarantors to any regulatory body or agency having jurisdiction over Lender or to any present, future or prospective participant or successor in interest in any loan or other financial accommodation made by Lender to Borrower, provided that, prior to receipt of any such information any participant or successor in interest shall agree in writing to treat such information in a confidential manner. The information provided may include, without limitation, amounts, terms, balances, payment history, return item history and any financial or other information about Borrower.

Section 7.3 Severability. If all or any portion of any provision of this Security Instrument or the other Loan Documents shall be held to be invalid, illegal, or unenforceable in any respect, then such invalidity, illegality, or unenforceability shall not affect any other provision hereof or thereof, and such provision shall be limited and construed in such jurisdiction as if such invalid, illegal, or unenforceable provision, or portion thereof, were not contained herein or therein.

Section 7.4 Notices. Any notice, demand, consent, approval, direction, agreement, or other communication (any “Notice”) required or permitted hereunder or under the other Loan Documents shall be in writing and shall be addressed as follows to the person entitled to receive the same:

Exhibit D to Term Loan and Security Agreement

(a) If to Borrower:

Ranor, Inc.
1 Bella Drive
Westminster, Massachusetts 01473

with a copy to:

William A. Scari, Jr.
Pepper Hamilton LLP
400 Berwyn Park
899 Cassatt Road
Berwyn, PA 19312-1183

(b) If to Lender:

Revere High Yield Fund, LP
105 Rowayton Avenue, Suite 100
Rowayton, Connecticut 06853

with a copy to:

Mayo Crowe LLC
CityPlace II
185 Asylum Street
Hartford, Connecticut 06103
Attn: William R.

Any Notice required to be made under this Security Instrument shall comply with the requirements of this Section. Each Notice shall be in writing and sent (a) by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt. Each Notice shall be effective upon receipt. Rejection or other refusal by the addressee to accept or receipt the delivery, or the inability to deliver because of a changed address of which no Notice was given, shall be deemed to be the receipt of the notice sent. Any party shall have the right from time to time to change the address or individual’s attention to which Notices to it shall be sent by giving the other party at least ten (10) days’ prior notice thereof.

Section 7.5 Applicable Law. This Security Instrument shall be governed by and construed in accordance with the law of the Commonwealth of Massachusetts without regard to principles of conflict of laws.

Section 7.6 Sole Discretion of Lender. Except  as  otherwise  expressly  provided herein, whenever Lender’s judgment, consent, or approval is required hereunder for any matter, or Lender shall have an option or election hereunder, such judgment, the decision as to whether or not to consent to or approve the same, or the exercise of such option or election shall be in the sole discretion of Lender.

Section 7.7 Matters to be in Writing. This Security Instrument cannot be altered, amended, modified, terminated, or discharged except in a writing signed by the party against whom enforcement of such alteration, amendment, modification, termination, or discharge is sought. No waiver, release, or other forbearance by Lender will be effective against Lender unless it is in a writing signed by Lender, and then only to the extent expressly stated.

Exhibit D to Term Loan and Security Agreement

Section 7.8 Submission to Jurisdiction.  Without limiting the right of Lender to bring any action or proceeding against the undersigned or its property arising out of or relating to the Obligations (an “Action”) in the courts of other jurisdictions, Borrower hereby irrevocably submits to the jurisdiction of any state court or federal court sitting in the Commonwealth of Massachusetts, and Borrower hereby irrevocably agrees that any Action may be heard and determined in such state court or in such federal court. Borrower hereby irrevocably waives, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction. Borrower hereby irrevocably agrees that the summons and complaint or any other process in any Action in any jurisdiction may be served by mailing by certified mail to any of the addresses set forth herein or by hand-delivery to a person of suitable age and discretion at any such address. Such service will be complete on the date such process is so mailed or delivered, and Borrower will have thirty (30) days from such completion of service in which to respond in the manner provided by law. Borrower may also be served in any other manner permitted by law, in which event Borrower’s time to respond shall be as provided by law.

Section 7.9 Construction of Provisions. The following rules of construction shall be applicable for all purposes of this Security Instrument, and all documents or instruments supplemental hereto, unless the context otherwise requires:

(a)           All references herein to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Security Instrument, unless expressly otherwise designated in context.

(b)           The terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to.”

(c)           The term “Collateral” and the term “Premises” shall be construed as if followed by the phrase “or any part thereof.”

(d)           The term “Obligations” shall be construed as if followed by the phrase “or any other sums secured hereby, or any part thereof.”

(e)           Words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa.
(f)           The term “person” shall include natural persons, firms, partnerships, corporations, and any other public and private legal entities.

(g)           All Article, Section, and Exhibit captions herein are used for convenience and reference only and in no way define, limit, or describe the scope or intent of, or in any way affect, this Security Instrument.

Section 7.10 Successors and Assigns. The provisions hereof shall be binding upon Borrower, and the heirs, devisees, representatives, successors, and assigns of Borrower, including successors in interest of Borrower in and to all or any part of the Collateral, and shall inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. All references in this Security Instrument to Borrower or Lender shall be construed as including all of such other persons with respect to the person referred to. Where two or more persons have executed this Security Instrument, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise.

Exhibit D to Term Loan and Security Agreement

Section 7.11 WAIVER OF TRIAL BY JURY AND CERTAIN DAMAGES. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THIS SECURITY INSTRUMENT, THE LOAN DOCUMENTS, OR ANY ACTS OR OMISSIONS OF LENDER IN CONNECTION THEREWITH. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY INSTRUMENT AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS SECURITY INSTRUMENT. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

Section 7.12 CROSS DEFAULT AND CROSS COLLATERAL. In furtherance of prior provisions hereof, Borrower agrees and acknowledge that the occurrence of an Event of Default under the terms of this Security Instrument shall constitute an Event of Default under the Note, the Loan Agreement, and the other Loan Documents and under the documents evidencing any other loan now existing or hereafter made by Lender to Borrower which is secured by all or any portion of the Premises or other Collateral. The security interests, liens and other rights and interests in and relative to any of the Collateral now or hereafter granted to Lender by Borrower by or in any instrument or agreement, including but not limited to this Security Instrument and the other Loan Documents shall serve as security for any and all liabilities of Borrower to Lender, including but not limited to the liabilities described in this Security Instrument, the Note, the Loan Agreement, and the other Loan Documents and, for the repayment thereof, Lender may resort to any security held by it in such order and manner as it may elect.

Section 7.13 Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Section 7 and the terms and conditions of this Security Instrument, the terms and conditions of this Section 7 shall control and be binding.

Section 7.14 Interest Rate. Notwithstanding anything in the Loan Documents to the contrary, in case the interest rate provided for in the Loan Documents at any time exceeds the maximum rate of interest allowed under applicable law, during such time the rate of interest provided for in the Loan Documents shall be reduced to the maximum rate allowed by such law, and the payments required hereunder shall be reduced accordingly.
Section 7.15 Maximum Interest. The provisions of this Security Instrument and of all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of the Note or otherwise, shall the amount paid, or agreed to be paid to Lender for the use, forbearance or retention of the money loaned under the Note (“Interest”) exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, performance or fulfillment of any provision hereof or of any agreement between Borrower and Lender shall, at the time performance or fulfillment of such provision shall be due, exceed the limit for Interest prescribed by law or otherwise transcend the limit of validity prescribed by applicable law, then, ipso facto, the obligation to be performed or fulfilled shall be reduced to such limit, and if, from any circumstance whatsoever, Lender shall ever receive anything of value deemed Interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive Interest shall be applied to the reduction of the principal balance owing under the Note in the inverse order of its maturity (whether or not then due) or, at the option of Lender, be paid over to Borrower, and not to the payment of Interest. All Interest (including any amounts or payments deemed to be Interest) paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal balance of the Note so that the Interest thereon for such full period will not exceed the maximum amount permitted by applicable law. This Section will control all agreements between Borrower and Lender.

Exhibit D to Term Loan and Security Agreement

Section 7.16 After-Acquired Property. All property acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further mortgages, security agreements, financing statements, assignments and assurances as Lender shall reasonably require for accomplishing the purposes of this Security Instrument.

Section 7.17 Indemnity; Expenses.  The Borrower will pay or reimburse the Lender for all reasonable attorneys’ fees, costs and expenses incurred by either of them in any suit, action, legal proceeding or dispute of any kind in which either of them is made a party or appears as party plaintiff or defendant, affecting the Obligations, this Security Instrument or the interest created herein, or the Collateral, or any appeal thereof, including, but not limited to, activities related to enforcement of the remedies of Lender, activities related to protection of Lender’s collateral, any foreclosure action or exercise of the power of sale, any condemnation action involving the Collateral or any action to protect the security hereof, any bankruptcy or other insolvency proceeding commenced by or against the Borrower, and any such amounts paid or incurred by Lender shall be added to the Obligations and shall be secured by this Security Instrument. The agreements of this subsection shall expressly survive in perpetuity satisfaction of this Security Instrument and repayment of the Obligations, any release, reconveyance, discharge of foreclosure of this Security Instrument, conveyance by deed in lieu of foreclosure, sale, and any subsequent transfer by Lender’s conveyance of the Collateral.

Section 7.18 Release of and Resort to Collateral. Lender may release, regardless of consideration and without the necessity for any notice to a consent by the holder of any subordinate lien on the Collateral, any part of the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Collateral. For payment of the Obligations, Lender may resort to any other security in such order and manner as Lender may elect.

Section 7.19 Waiver of Redemption, Notice and Marshalling of Assets. To the fullest extent permitted by law, Borrower hereby irrevocably and unconditionally waives and releases (i) all benefit that might accrue to Borrower by virtue of any present or future statute of limitations or law or judicial decision exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (ii) all notices of any Event of Default or of Lender’s election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents, except as specifically required by the terms of this Security Instrument or the other Loan Documents, and (iii) any right to a marshalling of assets or a sale in inverse order of alienation.

Section 7.20 Discontinuance of Proceedings. If Lender shall  have  proceeded  to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Lender shall have the unqualified right to do so and, in such an event, Borrower and Lender shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Collateral and otherwise, and the rights, remedies, recourses and powers of Lender shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Lender thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 7.21 No Mortgagee in Possession. Neither the enforcement of any of the remedies under this Security Instrument nor any other remedies afforded to Lender under the Loan Documents, at law or in equity, shall cause Lender to be deemed or construed to be a mortgagee in possession of the Collateral, to obligate Lender to lease the Collateral or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

Section 7.22 Massachusetts Statutory References. This Security Instrument is intended to constitute: (i) a mortgage deed under Massachusetts General Laws c. 183, §18, (ii) a security agreement and financing statement under the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, and (iii) a notice of assignment of rents or profits under Massachusetts General Laws C. 183 §4. This Security Instrument is also intended to operate and be construed as an absolute present assignment of the rents, issues and profits of the Premises, Lender hereby agreeing, as provided for in Massachusetts General Laws C. 183, §26, that Borrower is entitled to receive the rents, issues and profits of the Premises prior to an Event of Default and without entering upon or taking possession of the Premises.

Section 7.23 Statutory Condition. This Security Instrument is granted by Borrower WITH MORTGAGE COVENANTS, and upon the STATUTORY CONDITION, and upon the further condition that all covenants and agreements of, and conditions imposed upon, the Borrower contained herein and in the Note and the other obligations secured hereby shall be kept and fully performed, for any breach of which that is not cured within the applicable cure period following the giving of notice thereof if required, Lender shall have the STATUTORY POWER of sale.

Exhibit D to Term Loan and Security Agreement

Section 7.24                      Security Agreement.

(a)           Insofar as any item of property included in the Collateral which is or might be deemed to be “personal property” is concerned, this Security Instrument is hereby made and declared to be a security agreement, granting a security interest in and to each and every item of Collateral in compliance with the provisions of the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts. A financing statement or statements reciting this Security Instrument to be a security agreement, covering all of the Collateral, shall be executed by Borrower and Lender and appropriately filed.  Borrower further covenants and agrees that from time to time upon the request of Lender, Borrower shall (i) provide Lender with a precise inventory of the same, as and when acquired, (ii) execute and deliver to Lender, in form appropriate for recording and filing, a more comprehensive security agreement, and financing statements, on all such Collateral, (iii) provide to Lender such other assurances as may reasonably be required by Lender to establish Lender’s security interest in such Collateral subject to the Permitted Liens, and (iv) execute, deliver and cause to be recorded and filed from time to time and at Borrower’s sole cost and expense, continuances and such other instruments as will maintain Lender’s priority of security in the Collateral. The remedies for any violation of the covenants, terms and condition of the security agreement herein contained (which violation is not cured within the applicable cure period(s) provided herein) shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Lender’s sole election. Borrower and Lender agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of Borrower and Lender that everything used in connection with the product of income from the Collateral and/or adapted for use therein and/or which is described or reflected in this Security Instrument, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the Premises or the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to the proceeds of any hazard insurance policy, or any award in eminent domain proceedings for a taking or for the loss of value, or interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Lender as determined by this instrument or impugning the priority of Lender’s lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Lender in the event any court shall at any time hold, with respect to any such matter, that notice of Lender’s priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records. Borrower warrants that (i) Borrower’s (that is, “Debtor’s”) name, identity or organizational structure and residence or principal place of business are as set forth in Exhibit C attached hereto and by this reference made a party hereof; (ii) Borrower (that is, “Debtor”) has been using or operating under said name, identity or organizational structure without change for the time period set forth in Exhibit C attached hereto and by this reference made a part hereof; and (iii) the location of all Collateral constituting fixtures is upon the Premises. Borrower covenants and agrees that Borrower will furnish Lender with notice of any change in name, identity, organizational structure, residence or principal place of business within (30) days of the effective date of any such change and Borrower will promptly execute any financing statements or other instruments deemed necessary by Lender to prevent any filed financing statement from becoming misleading or losing its perfected status. The information contained in this Section is provided in order that this Security Instrument shall comply with the requirements of the Uniform Commercial Code, as enacted in the Commonwealth of Massachusetts, for instruments to be filed as financing statements. The names of the “Debtor” and the “Secured Party” and the identity of the organizational structure of each such party, are as set forth in Exhibit C attached hereto and by this reference made a part hereof; the mailing address of the “Secured Party” from which information concerning the security interest may be obtained, and the mailing address of “Debtor”, are as set forth in said  Exhibit C attached hereto; and a statement indicating the types, or describing the items, of Collateral is set forth in the Security Instrument.

(b)           Any sale or other disposition of the Collateral may be at public or private sale, to the extent such private sale is authorized under the provisions of the Uniform Commercial Code as enacted in the Commonwealth of Massachusetts, upon such terms and in such manner as Lender deems advisable. Lender may conduct any such sale or other disposition of the Collateral upon the Premises in which event Lender shall not be liable for any rent or charge for such use of the Premises. Lender may purchase the Collateral, or any portion of it, at any sale held under this Section. With respect to any Collateral to be sold pursuant to the Uniform Commercial Code, Lender shall give Borrower at least seven (7) days’ prior written notice of the date, time and place of any proposed public sale, or such additional notice as may be required under the laws of the Commonwealth of Massachusetts, and of the date after which any private sale or other disposition may be made. Lender may sell any of the Collateral as part of the real estate comprising the Collateral, or any portion or unit thereof, at the foreclosure sale or sales conducted pursuant hereto. If the provisions of the Uniformed Commercial Code are applicable to any part of the Collateral which is to be sold in combination with or as part of the real estate comprising the Collateral, or any part thereof, at one or more foreclosure sales, any notice required under such provisions shall be fully satisfied by the notice given in execution of the STATUTORY POWER OF SALE with respect to the real estate or any part thereof. In the event all or part of the Collateral is included at any foreclosure sale conducted pursuant hereto, a single total price for the Collateral, or such part thereof as is sold, may be accepted by Lender with no obligation to distinguish between the application of such proceeds among the property comprising the Collateral.

Section 7.25                      SEAL.  This Security Instrument is executed under “SEAL”.

NOW, THEREFORE, if Borrower shall pay all sums secured by this Security Instrument and fully comply with the conditions of this Security Instrument, then this Security Instrument shall be null and void, otherwise to remain in full force and effect.

[Remainder of this page intentionally left blank; signature page follows]

Exhibit D to Term Loan and Security Agreement

IN WITNESS WHEREOF, Borrower has duly executed and delivered this Security Instrument under seal the day first set forth above.

BORROWER:

Signed, Sealed and Delivered in the presence of:	RANOR, INC.,
a Delaware corporation

By:
Unofficial Witness	Name: Alexander Shen
Title: President

THE COMMONWEALTH OF MASSACHUSETTS	§
§ ss.
COUNTY OF	§

On this                     day of December, 2014, personally appeared Alexander Shen, President of RANOR, INC., signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed in his capacity as such President, and the free act and deed of RANOR, INC., before me.

Name:
Commissioner of the Superior Court/
Notary Public,
My Commission Expires:

  [Signature Page to Mortgage Deed, Assignment of Leases and Rents, Security Agreement and Fixture Filing]

Exhibit D to Term Loan and Security Agreement

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

Exhibit A

Exhibit D to Term Loan and Security Agreement

EXHIBIT B

DESCRIPTION OF PERSONAL PROPERTY SECURITY

1.           All machinery, apparatus, goods, equipment, materials, fittings, fixtures, and chattels, and all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, now owned or hereafter acquired by Borrower, wherever situate, and now or hereafter located on, attached to, contained in, or used or usable in connection with the real property described in Exhibit A attached hereto and incorporated herein (the “Premises”), and all improvements located thereon (the “Improvements”) or placed on any part thereof, though not attached thereto, including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, electrical, lighting, plumbing, ventilating, air- conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures, elevators, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings, and fixtures.

2.           All funds, accounts, deposits, instruments, documents, contract rights, general intangibles, notes, and chattel paper arising from or by virtue of any transaction related to the Premises, or the Improvements, described in this Exhibit B.

3.           All permits, licenses, franchises, certificates, and other rights and privileges now held or hereafter acquired by Borrower in connection with the Premises, the Improvements, or any of the personal property described in this Exhibit B.

4.           All right, title, and interest of Borrower in and to the name and style by which the Premises and/or the Improvements is known, including trademarks, copyrights, service marks, logos, designs and trade names relating thereto.
5.           All right, title, and interest of Borrower in, to, and under all plans, specifications, maps, surveys, reports, permits, licenses, architectural, engineering and construction contracts, service or maintenance contracts, management agreements, equipment leases, books of account, insurance policies, and other documents of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Premises and/or the Improvements.

6.           All interests, estates, or other claims or demands, in law and in equity, which Borrower now has or may hereafter acquire in the Premises, or the Improvements, described in this Exhibit B.

7.           All right, title, and interest now owned or hereafter acquired by Borrower in and to all options to purchase or lease the Premises, or the Improvements, described in this Exhibit B, or any portion thereof or interest therein, and in and to any greater estate in the Premises, or the Improvements described in this Exhibit B.

8.           All of the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Borrower now has or may hereafter acquire in the Premises, the Improvements, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of such property, including without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages.

9.           All right, title, and interest of Borrower in and to all contracts, permits, certificates, licenses, approvals, utility deposits, utility capacity, and utility rights issued, granted, agreed upon, or otherwise provided by any governmental or private authority, person or entity relating to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Premises and/or the Improvements, including all of Borrower’s rights and privileges hereto or hereafter otherwise arising in connection with or pertaining to the Premises and/or the Improvements, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, Declaration of Covenants, Restrictions and Easements or like instrument, Developer’s Agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Premises and/or the Improvements.

AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING PROPERTY DESCRIBED IN THIS EXHIBIT B.

A PORTION OF THE ABOVE DESCRIBED PROPERTY ARE OR ARE TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

Exhibit B

Exhibit D to Term Loan and Security Agreement

EXHIBIT C

Debtor’s Name and Address:

RANOR, INC.
1 Bella Drive
Westminster, Massachusetts 01473

Secured Party’s Name and address:

Revere High Yield Fund, LP
105 Rowayton Avenue, Suite 100
Rowayton, Connecticut  06853

Exhibit C

EXHIBIT E

  Utica Intercreditor and Subordination Agreement and Mortgagee’s Disclaimer and Consent

Exhibit E to Term Loan and Security Agreement

INTERCREDITOR AND SUBORDINATION AGREEMENT

THIS  INTERCREDITOR  AND  SUBORDINATION  AGREEMENT  (this “Agreement”) made as of this day of December, 2014, between and among UTICA
LEASECO, LLC, a Florida limited liability company (the “Senior Creditor”), REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (the “Subordinated Creditor”), and RANOR, INC., a Delaware corporation (the “Debtor”) agree as follows:

BACKGROUND

A.           On or about May 28, 2014, the Senior Creditor extended a commercial loan to Debtor in the original principal amount of Four Million One Hundred Fifty Thousand Dollars ($4,150,000.00) pursuant to the terms of a Loan and Security Agreement and other loan documents executed and delivered by Debtor to and for the benefit of the Senior Creditor (including all extensions, modifications and renewals thereto and collectively referred to herein as the “Senior Debt Documents”). The loan made by the Senior Creditor to the Debtor is referred to herein as the “Senior Debt”.

B.           Subordinated Creditor has agreed to extend two commercial loans to Debtor in the aggregate amount of $2,250,000.00, which debt will be secured by, among other things, various security agreements in the Debtor’s personal property executed and delivered by Debtor to and for the benefit of the Subordinated Creditor (including all extensions, modifications and renewals thereto and referred to herein as the “Subordinated Debt Documentation”).

C.           As security for the Senior Debt, the Debtor granted to the Senior Creditor a security interest in certain personal property of Debtor set forth on Exhibit A attached hereto (the “Collateral”).

D.           The loans by Subordinated Creditor to the  Debtor (the “Revere Debt”) are secured by, among other things, a security interest in certain business assets of Debtor, which security interest will be perfected by the filing of a UCC-1 Financing Statement with the State of Delaware, and State of Massachusetts (collectively the “UCC Filings”) with respect to the Collateral.

E.           Subordinated Creditor, Senior Credit and Debtor wish to enter into this Intercreditor and Subordination Agreement for the purposes of setting forth the rights and obligations of the parties with respect to the Collateral.

NOW THEREFORE, the Senior Creditor, the Subordinated Creditor and Debtor agree as follows:

1.           The Subordinated Creditor acknowledges and agrees that its lien in the Collateral, and any proceeds thereof, evidenced by the Subordinated Debt Documentation is subordinate to the lien of the Senior Debt evidenced by the Senior Debt Documents. Upon the execution of this Agreement, Subordinated Creditor will file UCC-1 Financing Statements with the Secretary of State of Delaware and Massachusetts, at Debtor’s expense, evidencing the subordination of its lien against the Collateral to the lien of the Senior Creditor in the Collateral, and Senior Creditor recognizes Subordinated Creditor’s subordinate lien in the Collateral.

Exhibit E to Term Loan and Security Agreement

2. The Subordinated Creditor agrees that, so long as any Senior Debt remains outstanding:

a.           In the event Subordinated Creditor receives proceeds from the Collateral, Subordinated Creditor shall hold such proceeds in trust for the benefit of Senior Creditor, and shall pay such proceeds over to Senior Creditor upon the earlier to occur of (i) demand from Senior Creditor, or (ii) actual notice that the payment received represents proceeds of the Collateral; and

b.           Subordinated Creditor shall provide the Senior Creditor written notice of the occurrence of an event of default under the Subordinated Creditor Documents; however, Subordinated Creditor agrees that so long as the Senior Debt remains outstanding, the Subordinated Creditor shall not exercise for any reason, any right or remedy it maintains against the Collateral under the Subordinated Debt Documents for the collection of the Revere Debt.

3.           To the extent all or some of the Collateral is located on property that Subordinated Creditor has a mortgage upon (the “Mortgaged Property”), upon receiving notice of an event of default under the Senior Creditor Documents, Subordinated Creditor agrees that it will not interpose  any objection or hindrance to  Senior Creditor  entering upon  the Mortgaged Property for the purpose of taking possession of the Collateral pursuant to the terms of that certain Mortgagee Disclaimer and Consent Agreement executed by  Subordinated Creditor and Senior Creditor, a copy of which is attached hereto as Exhibit B (the “Mortgagee Waiver”). Nothing contained in this Agreement shall in any way affect Subordinated Creditor’s right to commence any action against the Mortgaged Property, including foreclosure or accepting a deed in lieu of foreclosure and following which to enforce all of its rights of ownership with respect to the Mortgaged Property, subject to the Senior Creditor’s right to occupancy as set forth in the Mortgagee Waiver.

4.           Upon the occurrence of an Event of Default as defined in the Senior Debt Documents and after prior written notice to the Subordinated Creditor, the Senior Creditor may exercise any right or remedy it maintains against the Debtor and/or the Collateral including, but not limited to, the commencement of any legal proceeding or other proceedings  for  the collection of the Senior Debt. In the event the Collateral is sold by Senior Creditor:

a.           Subordinated Creditor (i) will not assert any claim for marshaling of Debtor’s assets, (ii) consents to the collection or sale of the Collateral by Senior Creditor free and clear of Subordinating Creditor’s security interest or lien, and (iii) waives any claims contesting the commercial reasonableness of any sales of the Collateral that are not raised within ten (10) days of its receipt of written notice of the terms and conditions of any agreement or proposal for the disposition of the Collateral (provided that any such proposal subsequently is substantially embodied within an agreement).

b.           The Senior Creditor agrees that the proceeds of such sale in excess of the Senior Debt shall be held in trust for the benefit of Subordinated Creditor and Senior Creditor shall pay such proceeds over to Subordinated Creditor within five (5) business days from Senior Creditor’s receipt of written documentation that (i) Subordinated Creditor’s debt equals or exceeds such proceeds, and (ii) there has not been any tax lien filed by any governmental  authority  after  the  date  of  this  Agreement. In  the  event  that  Subordinated Creditor’s debt is less than such proceeds, then upon satisfaction of subparagraph (ii), Senior Creditor shall pay such proceeds to Subordinated Creditor only to the extent of Subordinated Creditors debt.

5.           Notice to Subordinated Creditor. The Senior Creditor shall promptly notify the Subordinated Creditor as provided herein of each of the following events:

a.           Any notice which the Senior Creditor may give to the Debtor regarding any breach of Senior Credit Documents, or any termination of the Debtor’s right to use, lease or possess the Collateral;

b.           Any legal action which the Senior Creditor may commence to collect on the Senior Debt;

c.           Any agreement or proposal for the Debtor to voluntarily convey to the Senior Creditor title to all or any portion of the Collateral; and

d. Any agreement or proposal for the disposition of the Collateral.

Exhibit E to Term Loan and Security Agreement

6.           No action which the Senior Creditor may take or refrain from taking with respect to the Senior Debt, or the Senior Debt Documents or the Collateral, including a waiver or release thereof, or any agreement or agreements in connection therewith, shall affect this Agreement or the obligations of the Subordinated Creditor provided for herein.

7.           The Senior Creditor understands and acknowledges that an Event of Default under the Senior Debt Documents constitutes a Default under the Subordinated Debt Documentation. The Subordinated Creditor understands and acknowledges that an Event of Default under the Subordinated Debt Documentation constitutes a Default under the Senior Debt Documents.

8.           This Agreement and its terms shall in no way be affected or impaired by, and Subordinating Creditor hereby irrevocably consents to, without notice: (a) additional credit being extended from Senior Creditor to Debtor during the term of this Agreement, provided the total outstanding principal obligations from Debtor to Senior Creditor shall not exceed Four Million One Hundred Fifty Thousand Dollars ($4,150,000.00) plus accrued interest, late charges, legal fees and costs and any protective advances made by Senior Creditor; (b) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Senior Debt Documents; (c) any settlement or compromise in connection with the Senior Debt Documents or the Senior Debt; (d) any substitution, exchange, release or other disposition of all or any part of the Senior Debt Documents or the Senior Debt; (e) any failure, delay, neglect, act or omission by Senior Creditor to act in connection with the Senior Debt Documents or the Senior Debt; (f) any advances for the purpose of performing or curing any term or covenant contained in the Senior Debt Documents or with respect to the Senior Debt to which Debtor shall be or would otherwise be in default; and (g) any other matter similar to the foregoing. The obligations and agreements of Subordinated Creditor shall be unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Senior Debt or the Senior Debt Documents or any other circumstances unless specifically referred to herein, which might otherwise constitute a legal or equitable discharge or a defense to Subordinating Creditor. With regard to subsection (c), pursuant to any settlement or compromise in connection with the Senior Debt Documents under which Senior Creditor takes possession of the Collateral, Senior Creditor agrees to enter into an auction agreement providing for: (i) a guaranteed purchase price with a sharing of excess auction proceeds or (ii) a public (including internet) sale of the Collateral, in a commercially reasonable manner.

9.           No waiver shall be deemed to be made by Senior Creditor or Subordinated Creditor of any of their rights under this Agreement unless the same shall be in writing and then only with respect to the specific instance involved.

10.           The Subordinated Creditor shall not transfer, sell or otherwise dispose of any of the Revere Debt except to a transferee who agrees to become a party to this Agreement. Likewise, Senior Creditor shall not transfer sell or otherwise dispose of any of the Senior Debt except to a transferee who agrees to become a party to this Agreement.

11.           Any notices required to be sent pursuant to this Agreement to either the Senior Creditor or the Subordinated Creditor shall be sent by overnight courier, hand delivery, or certified mail, return requested to the following:

If to the Senior Creditor:	Utica Leaseco, LLC
44225 Utica Road
Utica, Michigan 48317
Attn. David K. Levy

If to the Subordinated Creditor:	Revere High Yield Fund, LP
105 Rowayton Avenue, Suite 100
Rowayton, CT 06853 Attn: Clark Briner

With Copy to:	Mayo Crowe LLC CityPlace II
185 Asylum Street
Hartford, CT 06103 Attn: Katherine F. Troy

Exhibit E to Term Loan and Security Agreement

12.           The purpose of this Agreement is to define and memorialize the rights of the Senior Creditor and the Subordinated Creditor with respect to the collection and enforcement of the Senior Debt and the Revere Debt from the Collateral. This Agreement shall in no way impair or offset Debtor’s duty or obligation to repay the Senior Debt or the Revere Debt in its entirety in accordance with the terms and provisions of the Senior Debt Documents and the Subordinated Debt Documents.

13.           This Agreement shall be binding upon and inure to the benefit of the Senior Creditor and the Subordinated Creditor and their respective successors and assigns.

14.           This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by the Senior Creditor and the Subordinated Creditor.

15.           All parties hereto have the authority to enter into this Agreement and the execution of this Agreement has been duly authorized.  This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. This Agreement shall be construed according to the Uniform Commercial Code.

16.           This Agreement sets forth the entire understanding of the Senior Creditor and the Subordinated Creditor and supersedes any and all prior agreements, representations, arrangements and understandings relating to the subject matter hereof.

17.           This Agreement may be executed in any number of counterparts by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

[Intentionally left blank]

Exhibit E to Term Loan and Security Agreement

Executed as a sealed document as of the day of December, 2014.

“Senior Creditor”

UTICA LEASECO, LLC,
a Florida limited liability company

By:

Its:

“Subordinated Creditor”

REVERE HIGH YIELD FUND, LP,
a Delaware limited partnership

By: Revere GP, LLC, its General Partner

By: Revere Capital, LLC, its sole member

By:

Its: Manager

The undersigned Debtor acknowledges notice of the attached Intercreditor and Subordination Agreement and agrees to be bound by all of terms, provisions and conditions thereof.

“Debtor”
RANOR, INC., a Delaware corporation

By:
Name: Alexander Shen
Title: President

Exhibit E to Term Loan and Security Agreement

MORTGAGEE’S DISCLAIMER AND CONSENT

To induce Utica Leaseco, LLC, a Florida limited liability company (the “Lender”), to continue to extend credit to or for the benefit of Ranor, Inc., a Delaware corporation (the “Borrower”), secured by certain machinery, vehicles, equipment and other personal property of the Borrower’s (collectively, “Collateral”), as more fully described on the attached Exhibit A, and for other good and valuable consideration, Revere High Yield Fund, LP, a Delaware limited partnership (the “Mortgagee”), hereby certifies and agrees for the benefit of the Lender, its participants, successors and assigns, as follows:

1.           Premises; Mortgage; Security Interest. The Mortgagee holds a mortgage lien on certain premises (the “Premises”) located in Worcester County, Massachusetts, and described in Exhibit B hereto, pursuant to a mortgage (the “Mortgage”), a true, correct and complete copy of which is attached hereto as Exhibit B. Mortgagee has a security interest in the Accounts and certain other collateral including the Collateral pursuant to a certain loan and security agreement (the “Agreement”) that is subordinated to the Lender’s security interest in the Collateral pursuant to the terms and conditions of that certain Intercreditor and Subordination Agreement dated December        , 2014 between Mortgagee and Lender.  The Mortgage and the Security Agreement are in full force and effect. The Mortgagee acknowledges that the Collateral does not consist of real estate fixtures secured by the Mortgage.

2.           Notices to Lender. The Mortgagee shall promptly notify the Lender as provided herein of each of the following events:

a.           Any notice which the Mortgagee may give to the Borrower regarding any breach of the Mortgage, or any termination of the Borrower’s rights to use, lease or possess the Premises;

b.           Any legal action which the Mortgagee may commence to foreclose the Borrower’s interests in the Premises or to appoint a receiver for the Premises; and

c.           Any agreement or proposal for the Borrower to voluntarily convey to the Mortgagee title to all or any portion of the Premises.

All notices to the Lender shall be deemed given when delivered to the Lender by overnight UPS, Federal Express or other national express or delivery service at 4425 Utica Road, Utica, Michigan 48317 with a copy via email on the same date to david.levy@uticaleaseco.com.

3.           Notice of Default; Right to Cure. The Mortgagee shall give notice to the Lender of any default(s) by the Borrower in its obligations under the Mortgage, and with respect to a monetary default only which is curable by the payment of money (a “Monetary Default”), the Mortgagee shall allow the Lender, at the Lender’s option and without obligation, a period of fifteen (15) days from the date the Lender receives notice of such Monetary Default(s) in which to cure or cause the Borrower to cure such Monetary Default(s). Any payments made by Lender to cure a Monetary Default shall not obligate Lender to cure any other Monetary Defaults of Borrower or cause this Agreement to be amended.

4.           Lender’s Right to Occupy Premises and Disposition of the Collateral. The Mortgagee hereby agrees that notwithstanding any default under the Mortgage by the Borrower, Lender has the right to enter into and remain in possession of the Premises for a period not to exceed ninety (90) days, commencing the day after Mortgagee provides Lender with written notice (i) via US mail at 44225 Utica Road, Utica, Michigan 48317; and (ii) via email at david.levy@uticaleaseco.com, that it has obtained possession of the Premises (through judicial foreclosure, foreclosure by advertisement, a deed in lieu of foreclosure or otherwise and the passing of the mortgagor’s period of redemption), for the purpose of reclaiming the Collateral, including detaching, selling (by entering into an auction agreement providing for: (x) a guaranteed purchase price with a sharing of excess auction proceeds or (y) a public (including internet) sale of the Collateral, in a commercially reasonable manner on the Premises), and removing the Collateral from the Premises (the “Occupation Period”).

a.           During the Occupation Period and until the Lender has ceased its occupation of the Premises, the Lender will pay the Mortgagee a fee of Fifty Three Thousand Five Hundred ($53,500.00) Dollars per month or portion thereof. Lender and Mortgagee acknowledge that said fee includes premiums for liability and casualty insurance with respect to the Collateral and the Premises, real estate taxes, utilities and all other charges payable by Lender for its occupancy of the Premises. Mortgagee shall also maintain insurance on the Collateral and Premises during the Occupation Period consistent with the Borrower’s insurance.

b.           No payments by the Lender to the Mortgagee provided for herein shall cure any defaults of the Borrower under the Mortgage or the Security Agreement, nor shall such payments reinstate the Borrower’s rights to use or occupy the Premises.

c.           Lender has no liability for any obligations that arose or arise under the Mortgage or the Security Agreement between the Mortgagee and Borrower; provided, that the Lender shall reimburse the Mortgagee for any physical damage to the Premises caused by Lender, its agents or invitees, its Auctioneer or agents or invitees of its Auctioneer during the Occupation Period.

d.           The Mortgagee acknowledges that the Lender shall not be liable for any diminution in value of the Premises during the Occupation Period.

Exhibit E to Term Loan and Security Agreement

5.           Notices. Any notice or communication required or permitted to be given by any provision of this Agreement will be deemed to have been given when delivered personally to the party designated to receive such notice or on the business day on which the same is delivered to such party by overnight UPS, Federal Express or other nationally recognized delivery service that provides delivery receipts, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other party with a copy sent via email on the same date:

To the Mortgagee:	To the Lender:

Revere High Yield Fund, LP 105 Rowayton Avenue, Suite 100 Rowayton, CT 06853 Attention: Clark Briner Email address: cbriner@reverecapital.com	Utica Leaseco, LLC 44225 Utica Road Utica, MI 48317 Attention: David K. Levy Email address: david.levy@uticaleaseco.com

6.           No Third Party Beneficiaries. It is the intention of the Lender and the Mortgagee that this agreement impose obligations and confer benefits only upon the Lender and the Mortgagee, and that it will not confer any rights, remedies or benefits upon the Borrower or any person other than the Lender and the Mortgagee, and their respective heirs, executors, successors and assigns.

7.           Counterparts. This Disclaimer and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Disclaimer and Consent may be transmitted  by  facsimile machine or by electronic mail in portable document format (“pdf’) and signatures appearing on faxed instruments and/or electronic mail instruments shall be treated as original signatures.

8.           Modification. No modification, rescission, waiver, release, or amendment of any provision of this Disclaimer and Consent shall be made, except by a written agreement signed by the Lender and the Mortgagee.

9.           Successors and Assigns. This Disclaimer and Consent binds the Mortgagee and its respective successors and assigns. The Mortgagee will notify any successor or assign of the terms of this Disclaimer and Consent.

10.           Jury Trial Waiver. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS DISCLAIMER AND CONSENT.

11.           Applicable Law. This Disclaimer and Consent shall be governed by and construed under the internal laws of the state where the Premises are located, without reference to principles of conflicts of laws, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in such state.

[Intentionally left blank]

Exhibit E to Term Loan and Security Agreement

IN WITNESS WHEREOF, this Disclaimer and Consent is signed on December, 2014.

UTICA LEASECO, LLC, a Florida limited liability company

By:

Title:

REVERE HIGH YIELD FUND, LP,
a Delaware limited partnership
By: Revere GP, LLC, its General Partner
By: Revere Capital, LLC, its sole member

By:
Clark Briner

Title: Manager

STATE OF MICHIGAN	)
)
COUNTY OF MACOMB	)

Before me, a Notary Public in and for said County, on this                   day of December, 2014, personally appeared                             , of Utica Leaseco, LLC who executed the foregoing agreement on behald of said limited liability company

Notary Public
My Commission Expires:

STATE OF CONNECTICUT	)
) ss: Westport
COUNTY OF FAIRFIELD	)

On this the                     day of December, 2014, before me, the undersigned officer, personally appearedwho acknowledged himself to be theof Revere Capital, LLC, the sole member of Revere GP, LLC, the General Partner of REVERE HIGH YIELD FUND, LP, and that he, in such capacity, being authorized so to do, executed the foregoing instrument for the purposes therein contained on behalf of such entity, as his and its free act and deed.

IN WITNESS WHEREOF, I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My Commission Expires:

Exhibit E to Term Loan and Security Agreement

EXHIBIT A TO
MORTGAGEE’S DISCLAIMER AND CONSENT

[The Collateral described on the Schedule attached hereto]

Exhibit E to Term Loan and Security Agreement

EXHIBIT B TO
MORTGAGEE’S DISCLAIMER AND CONSENT

The Premises and equipment referred to in the referenced instrument are located in Worcester County, Massachusetts, and are described as follows:

Exhibit E to Term Loan and Security Agreement

EXHIBIT C
TO MORTGAGEE’S DISCLAIMER AND CONSENT

[Copy of Mortgage]

SCHEDULE P
TO
TERM LOAN AND SECURITY AGREEMENT

Permitted Liens

	Debtor	Secured Party	File Number	Filing Date	Jurisdiction	Collateral
1.	Ranor, Inc.	Standex International Corporation
Original 201307589100

Amendment 201308866930

Amendment 201308866390

Amendment 201411456170

Amendment 201411457410

Amendment 201412535180

Amendment 201412535720

Amendment 201412542070

Amendment 201412542250

Amendment 201413185850

Amendment 201413106370

Amendment 201413994850

Amendment 201413995000

Amendment 201414417240
				10/25/2013 12/23/2013 12/23/2013 4/24/2014 4/24/2014 6/11/2014 6/11/2014 6/11/2014 6/11/2014 7/08/2014 7/08/2014 8/19/2014 8/19/2014 9/09/2014	MA Secretary of Commonwealth	Certain specified equipment

	Debtor	Secured Party	File Number	Filing Date	Jurisdiction	Collateral
			Amendment 201415840830 Amendment 2014158540920	11/12/2014 11/12/2014
2.	Ranor, Inc.	Electric Boat Corporation	Original 201409278010 Amendment 201412177380	1/13/2014 5/27/2014	MA Secretary of Commonwealth	Personal Property related to specified purchase order
3.	Ranor, Inc.	Electric Boat Corporation	Original 201409278290 Amendment 201412177010	1/13/2014 5/27/2014	MA Secretary of Commonwealth	Personal Property related to specified purchase order
4.	Ranor, Inc.	Electric Boat Corporation	Original 201409278380 Amendment 201412176950	1/13/2014 5/27/2014	MA Secretary of Commonwealth	Personal Property related to specified purchase order
5.	Ranor, Inc.	Electric Boat Corporation	Original 201409278470 Amendment 201412176680	1/13/2014 5/27/2014	MA Secretary of Commonwealth	Personal Property related to specified purchase order
6.	Ranor, Inc.	Electric Boat Corporation	Original 201409278650 Amendment 20141276770	1/13/2014 5/27/2014	MA Secretary of Commonwealth	Personal Property related to specified purchase order
7.	Ranor, Inc.	Electronic Boat Corporation	Original 201416042530	11/20/2014	MA Secretary of Commonwealth	Certain specified equipment
8.	Ranor, Inc.	Utica Leaseco, LLC	Original 41551407	4/21/2014	DE SOS	Certain specified equipment
9.	Ranor, Inc.	Utica Leaseco, LLC	Original 201411369100	4/22/2014	MA Secretary of Commonwealth	Certain specified equipment
10.	Ranor, Inc.	Utica Leaseco, LLC	Original 2014042304966	4/22/2014	PA SOS	Certain specified equipment
11.	Techprecision Corporation	Utica Leaseco, LLC	Original 41551068	4/21/2014	DE SOS	Certain specified equipment
12.	Techprecision Corporation	Utica Leaseco, LLC	Original 2014042304942	4/22/2014	PA SOS	Certain specified equipment

SCHEDULE 5.05

Cash Covenant

Period Ending	Minimum Cash Level
12/31/2014	$750,000.00
1/31/2015	$400,000.00
2/28/2014	$425,000.00
3/31/2015	$500,000.00
4/30/2015	$820,000.00
5/31/2015	$765,000.00
6/30/2015	$775,000.00
7/31/2015	$690,000.00
8/31/2015	$700,000.00
9/30/2015	$510,000.00
10/31/2015	$450,000.00
11/30/2014	$560,000.00

SCHEDULE 5.08(a)

Location of Borrower Collateral

1 Bella Drive
Westminster, Massachusetts 01473

SCHEDULE 5.08(b)

Location of Chief Executive Offices

1 Bella Drive
Westminster, Massachusetts 01473

SCHEDULE 6.01(b)
TO
TERM LOAN AND SECURITY AGREEMENT

Existing Indebtedness

Utica Loan
Capitalized Lease with Toshiba for copiers (balance owed on Closing Date approximately $41,730.32)